UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
PELOTON INTERACTIVE, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

OUR MISSION

Peloton uses technology and design to connect the world through fitness, empowering people to be the best version of themselves anywhere, anytime.

OUR VALUES

Put members first.
Operate with a bias for action.
Empower teams of smart creatives.
Together we go far.
Be the best place to work.

PELOTON INTERACTIVE, INC. LETTER TO SHAREHOLDERS October 26, 2023

“YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE CAST YOUR VOTE AS SOON AS POSSIBLE BY INTERNET, TELEPHONE, OR MAIL.”

TO OUR STOCKHOLDERS:

You are cordially invited to attend the 2023 Annual Meeting of Stockholders (the “Annual Meeting’’) of Peloton Interactive, Inc., which will be held virtually at www.virtualshareholdermeeting.com/PTON2023 on Thursday, December 7, 2023 at 10:00 a.m. Eastern Time. To ensure stockholder access regardless of location, the Annual Meeting will be held in a virtual meeting format only and you will not be able to attend in person.

The matters expected to be acted upon at the Annual Meeting are described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement (the “Proxy Statement”).

Your vote is important. Whether or not you plan to attend the Annual Meeting virtually, please cast your vote as soon as possible by Internet, telephone or, if you received a paper proxy card by mail, by completing and returning the enclosed proxy card in the postage-prepaid envelope to ensure that your shares will be represented. Your vote by proxy will ensure your representation at the Annual Meeting regardless of whether or not you attend virtually. Returning the proxy does not affect your right to attend the Annual Meeting virtually or to vote your shares virtually during the Annual Meeting.

Sincerely,

KAREN BOONE

Chairperson of the Board of Directors

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON THURSDAY, DECEMBER 7, 2023. THE PROXY STATEMENT AND ANNUAL REPORT ARE AVAILABLE AT WWW.VIRTUALSHAREHOLDERMEETING.COM/PTON2023.

PELOTON INTERACTIVE, INC. NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

PELOTON INTERACTIVE, INC. 441 Ninth Avenue, Sixth Floor New York, New York 10001
TIME AND DATE:	Thursday, December 7, 2023 at 10:00 a.m. Eastern Time

PLACE:	You are cordially invited to attend the 2023 Annual Meeting of Stockholders of Peloton Interactive, Inc., which will be held virtually at www.virtualshareholdermeeting.com/PTON2023. To ensure stockholder access regardless of location, the Annual Meeting will be held in a virtual meeting format only. You will not be able to attend the Annual Meeting in person.

ITEMS OF BUSINESS:	1.	Elect three Class I directors of Peloton Interactive, Inc., to serve a three-year term expiring at the 2026 annual meeting of stockholders and until such director’s successor is duly elected and qualified.

	2.	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2024.

	3.	Approve an amendment to the Peloton Interactive, Inc. 2019 Equity Incentive Plan.

	4.	Transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

RECORD DATE:	Only stockholders of record at the close of business on October 12, 2023 are entitled to notice of, and to attend and vote at, the Annual Meeting and any adjournments thereof.

PROXY VOTING:	Each share of Class A common stock that you own represents one vote and each share of Class B common stock that you own represents 20 votes. For questions regarding your stock ownership, you may contact us through our website at https://investor.onepeloton.com or, if you are a registered holder, our transfer agent, Equiniti Trust Company, LLC, through its website at https://www.shareowneronline.com, by phone at (800) 937-5449, or by e-mail at HelpAST@equiniti.com.

This notice of the Annual Meeting, Proxy Statement, and form of proxy are being distributed and made available on or about October 26, 2023. For ten days prior to the Annual Meeting, a complete list of the stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose relating to the Annual Meeting during ordinary business hours at our headquarters at 441 Ninth Avenue, Sixth Floor, New York, New York 10001, and will be available in electronic form on the day of the Annual Meeting at www.virtualshareholdermeeting.com/PTON2023.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE ENCOURAGE YOU TO VOTE AND SUBMIT YOUR PROXY THROUGH THE INTERNET OR BY TELEPHONE OR REQUEST AND SUBMIT YOUR PROXY CARD AS SOON AS POSSIBLE, SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

By Order of the Board of Directors,

TAMMY ALBARRÁN
Chief Legal Officer and Corporate Secretary
New York, New York
October 26, 2023

PELOTON INTERACTIVE, INC. TABLE OF CONTENTS

PROXY STATEMENT FOR 2023 ANNUAL MEETING OF STOCKHOLDERS

PROXY SUMMARY	2

INFORMATION ABOUT SOLICITATION AND VOTING	6

INTERNET AVAILABILITY OF PROXY MATERIALS	6

GENERAL INFORMATION ABOUT THE MEETING	6

PELOTON INTERACTIVE, INC. TABLE OF CONTENTS

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement includes forward-looking statements, which are statements in the future tense and statements other than statements of historical facts. These statements include, but are not limited to, statements regarding execution of and the expected benefits from our restructuring initiatives and cost-saving measures, our future operating results and financial position, our business strategy and plans, market growth, our objectives for future operations, and our social responsibility and ESG initiatives. In some cases, you can identify forward-looking statements by terms such as “aim, “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” ”potential,” “predict, “project,” “seek,” “should,” “target,” or “will” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words.

Forward-looking statements are based upon various estimates and assumptions and are subject to risks and uncertainties. Accordingly, actual results could differ materially due to a variety of factors. These risks and uncertainties include, but are not limited to: our ability to achieve and maintain future profitability; our ability to attract and maintain subscribers; our ability to accurately forecast consumer demand of our products and services and adequately maintain our inventory; our ability to execute and achieve the expected benefits of our restructuring initiatives and other cost-saving measures; our ability to effectively manage our growth and costs; our ability to anticipate consumer preferences and successfully develop and offer new products and services in a timely manner, or effectively manage the introduction of new or enhanced products and services; demand for our products and services and growth of the Connected Fitness Products market; our ability to maintain the value and reputation of the Peloton brand; our reliance on a limited number of suppliers, contract manufacturers, and logistics partners for our Connected Fitness Products; our reliance on and lack of control over suppliers, contract manufacturers and logistics partners for our Connected Fitness Products; our ability to predict our long-term performance and declines in our revenue growth as our business matures; the effects of increased competition in our markets and our ability to compete effectively; any declines in sales of our Bike and Bike+; the direct and indirect impacts to our business and financial performance from the COVID-19 pandemic; our dependence on third-party licenses for use of music in our content; actual or perceived defects in, or safety of, our products, including any impact of product recalls or legal or regulatory claims, proceedings or investigations involving our products; our ability to maintain, protect, and enhance our intellectual property; and our ability to stay in compliance with laws and regulations that currently apply or become applicable to our business both in the United States and internationally; and other risk factors identified in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K reports filed with the Securities and Exchange Commission (the “SEC”), as such factors may be updated in our subsequent filings with the SEC, which are available on the Investor Relations page of our website at https://investor.onepeloton.com/investor-relations and on the SEC website at www.sec.gov.

All forward-looking statements contained herein are based on information available to us as of the date hereof and you should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance, or achievements. We undertake no obligation to update any of these forward-looking statements for any reason after the date of this proxy statement or to conform these statements to actual results or revised expectations, except as required by law. Undue reliance should not be placed on forward-looking statements.

PELOTON INTERACTIVE, INC. PROXY SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. Page references are supplied to help you find further information in this Proxy Statement.

References in this Proxy Statement to (i) “we,” “us,” “our,” “ours,” “Peloton,” and the “Company” refer to Peloton Interactive, Inc. and its consolidated subsidiaries and (ii) “stockholders” refers to holders of our Class A common stock and Class B common stock unless the context requires otherwise.

MEETING INFORMATION Your vote is important. Please submit your proxy as soon as possible (see “Voting Instructions; Voting of Proxies” on page 9 for voting instructions).
MEETING DATE	RECORD DATE	MEETING TIME	VIRTUAL MEETING ONLY
Thursday, December 7, 2023	October 12, 2023	10:00 a.m. (Eastern Time)	www.virtualshareholdermeeting.com/PTON2023 using your 16-digit control number included on your Notice of Internet Availability of Proxy Materials or on your proxy card

VOTING METHODS

You may vote in advance of the virtual meeting using one of these voting methods:

VIA THE INTERNET www.proxyvote.com	CALL TOLL FREE Follow instructions shown on proxy card	MAIL SIGNED PROXY CARD If you received paper materials, mail to: Vote Processing, c/o Broadridge Financial Solutions, Inc. 51 Mercedes Way, Edgewood, New York 11717

VOTING AGENDA / VOTING MATTERS

PROPOSAL		BOARD RECOMMENDATION	PAGE REFERENCE

PROPOSAL 1	The election of the Class I directors named in this Proxy Statement	For All Nominees	26

PROPOSAL 2	The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2024	For	35

PROPOSAL 3	The approval of an amendment to the Peloton Interactive, Inc. 2019 Equity Incentive Plan	For	80

WHO WE ARE

Peloton is a leading global fitness company with a highly engaged community of over 6.5 million Members, individuals who have a Peloton account through a paid Connected Fitness Subscription or a paid Peloton App Membership, across the United States, United Kingdom, Canada, Germany, and Australia. As a category innovator at the nexus of fitness, technology, and media, Peloton’s first-of-its-kind subscription platform seamlessly combines innovative hardware, distinctive software, and exclusive content. Its world-renowned instructors coach and motivate our Members to be the best version of themselves anytime, anywhere. Founded in 2012 and headquartered in New York City, Peloton continues to scale across the five markets in which it operates.

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BOARD DIRECTORS AND NOMINEES

2023 PROXY STATEMENT	|	3

GOVERNANCE AND BOARD HIGHLIGHTS

We are committed to good corporate governance, which strengthens the accountability of our board of directors (the “Board”) and promotes the long-term interests of our stockholders. The list below highlights our independent board and leadership practices, as discussed further in this Proxy Statement.

INDEPENDENT BOARD AND LEADERSHIP PRACTICES

•  Majority of directors are independent (5 out of 7 current directors)

•  Independent Chairperson of the Board with well-defined rights and responsibilities

•  All board committees are composed solely of independent directors

•  The Board is focused on enhancing diversity and refreshment, with 3 of our 7 current directors having joined in 2022

•  Comprehensive risk oversight practices, including related to cybersecurity, data privacy, safety, legal and regulatory matters, compensation, and other critical evolving areas

•  Our nominating, governance, and corporate responsibility committee oversees our programs relating to corporate responsibility and sustainability, including environmental, social, and corporate governance (“ESG”) matters and related risks

•  Independent directors hold regular executive sessions

•  Directors maintain open communication and strong working relationships among themselves and have regular access to management

•  Directors conduct a robust annual self-assessment process for the Board, Board committees, and individual directors

•  The Board is subject to a related party transactions policy for any direct or indirect involvement of a director in the Company’s business activities

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE HIGHLIGHTS

We are proud to be a company that leads with purpose—empowering movement and inspiring connection for our millions of Members around the world. Over the past year, we have remained committed to and continued to take action on the principles that matter to us, including promoting equity in physical fitness and mental well-being with our products, content, and community experiences, supporting our team members to be their best selves, and accelerating efforts to reduce our environmental impacts.

In our 2023 ESG Report, we share updates on key ESG topics for our business, including but not limited to carbon emissions data, progress against our environmental sustainability targets, ongoing efforts to foster diversity, equity, and inclusion across our teams and Member community, and practices we employ to ensure we’re operating with integrity.

We are also pleased to announce two new commitments:

•	We have committed to set a near-term science-based emission reduction target aligned with the Science-Based Targets initiative’s target-setting criteria.

•	We aim to directly reach 500,000 people by our fiscal year 2025 through global community engagement programming grounded in enabling self-efficacy through positive physical and mental wellness experiences.

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For additional information on our ESG practices, please see page 20 below. Our 2023 ESG Report is available on our investor website https://investor.onepeloton.com/esg.

COMPENSATION PHILOSOPHY AND HIGHLIGHTS

We strive to design our executive compensation program to balance the goals of attracting, motivating, rewarding, and retaining our executive officers, including our named executive officers, with the goal of promoting the interests of our stockholders. Our executive compensation policies and practices are designed to ensure that our compensation program is consistent with our short-term and long term goals and include:

•	an independent compensation committee;
•	an independent compensation consultant that provides analysis and advice to our compensation committee;
•	annual executive compensation review;
•	total direct compensation that is comprised mostly of at-risk compensation;
•	multi-year vesting requirements;
•	a pay-for-performance philosophy;
•	maintaining a compensation recovery (clawback) policy;
•	no annual cash bonus program; and
•	“double-trigger” change in control arrangements.

We structured the annual compensation of our executive officers for our fiscal year ended June 30, 2023 (“Fiscal 2023”), using two principal elements: base salary and long-term incentive compensation opportunities in the form of equity awards.

FISCAL 2023 COMPENSATION ELEMENT	DESCRIPTION	ELEMENT OBJECTIVES

BASE SALARY	Fixed cash compensation based on executive officer’s role, responsibilities, competitive market positioning, and individual performance	• Attract and retain key executive talent • Drive top-tier performance through individual contributions

LONG-TERM INCENTIVE COMPENSATION

Long-term equity awards granted in the form of restricted stock unit awards and, in limited circumstances where elected pursuant to our Equity Choice Program, time-based options to acquire shares of our Class A common stock

• Attract and retain key executive talent • Drive top-tier performance through long-term individual contributions and focus on sustained success aligned with stockholder interests

Our primary goals are to align the interests of executive officers and stockholders and to link pay to performance. To that end, a substantial portion of our named executive officer target total direct compensation awarded in Fiscal 2023 was contingent (rather than fixed), with the amounts ultimately payable subject to variability commensurate with our actual performance. We believe the use of equity awards strongly links the interests of our executive officers to the interests of our stockholders.

Please refer to the “Compensation Discussion and Analysis” section of this Proxy Statement, beginning on page 44 below, for a full description of our executive compensation philosophy, policies, and practices.

2023 PROXY STATEMENT	|	5

PELOTON INTERACTIVE, INC. PROXY STATEMENT FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS

PELOTON INTERACTIVE, INC.

441 Ninth Avenue, Sixth Floor

New York, New York 10001

October 26, 2023

INFORMATION ABOUT SOLICITATION AND VOTING

The accompanying proxy is solicited on behalf of the Board of Peloton Interactive, Inc. for use at our 2023 Annual Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/PTON2023 on Thursday, December 7, 2023, at 10:00 a.m. Eastern Time, and any adjournment or postponement thereof. The Notice of Internet Availability of Proxy Materials and this Proxy Statement for the Annual Meeting and the accompanying form of proxy were first distributed and made available on the Internet to stockholders on or about October 26, 2023. An annual report for the fiscal year ended June 30, 2023 is available with this Proxy Statement by following the instructions in the Notice of Internet Availability of Proxy Materials. In this Proxy Statement, we refer to Peloton Interactive, Inc. as “Peloton,” the “Company,” “we,” “our” or “us.” References to our website in this Proxy Statement are not intended to function as hyperlinks, and the information contained on our website is not incorporated by reference into this Proxy Statement.

INTERNET AVAILABILITY OF PROXY MATERIALS

In accordance with SEC rules, we are using the Internet as our primary means of furnishing proxy materials to stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. We will instead send these stockholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our Proxy Statement and annual report, and voting via the Internet. The Notice of Internet Availability of Proxy Materials also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. We believe this makes the proxy distribution process more efficient and less costly and helps conserve natural resources.

GENERAL INFORMATION ABOUT THE MEETING

PURPOSE OF THE ANNUAL MEETING

You are receiving this Proxy Statement because our Board is soliciting your proxy to vote your shares at the Annual Meeting with respect to the proposals described in this Proxy Statement. This Proxy Statement includes information that we are required to provide to you pursuant to the rules and regulations of the SEC and is designed to assist you in voting your shares.

RECORD DATE; QUORUM

Only holders of record of our Class A common stock and Class B common stock at the close of business on October 12, 2023 (the “Record Date”) will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, we had 342,434,861 shares of Class A common stock and 18,016,072 shares of Class B common stock outstanding and entitled to vote. At the close of business on the Record Date, our directors and executive officers and their respective affiliates beneficially owned and were entitled to vote 1,261,899 shares of Class A common stock and 1,973,802 shares of Class B common stock at the Annual Meeting, or approximately 5.8%2 of the voting power of the shares of our Class A common stock and Class B common

[2]

This voting power calculation reflects the voting power of all directors and executive officers as of the Record Date, October 12, 2023; however, it does not include the voting power of the shares held by other 5% or more stockholders, including but not limited to, TCV. See “Security Ownership of Certain Beneficial Owners and Management” for more information.

6	|	2023 PROXY STATEMENT

                    PROXY STATEMENT FOR THE 2023 ANNUAL MEETING

stock outstanding on such date. The holders of a majority of the voting power of the shares of our Class A common stock and Class B common stock issued and outstanding and entitled to vote at the Annual Meeting, present in person (virtually) or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. In order to hold the Annual Meeting and conduct business a quorum must be present. If a quorum is not present at the Annual Meeting, the chairperson of the meeting may adjourn the meeting. Your shares are counted as present at the Annual Meeting if you are present (virtually) at the Annual Meeting or if you have properly submitted a proxy.

VOTING RIGHTS; REQUIRED VOTE

In deciding all matters at the Annual Meeting, as of the close of business on the Record Date, each share of Class A common stock represents one vote, and each share of Class B common stock represents 20 votes. We do not have cumulative voting rights for the election of directors. You may vote all shares owned by you as of the Record Date, including (i) shares held directly in your name as the stockholder of record and (ii) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee.

Stockholder of Record: Shares Registered in Your Name. If, on the Record Date, your shares were registered directly in your name with our transfer agent, Equiniti Trust Company LLC, then you are considered the stockholder of record with respect to those shares. As a stockholder of record, you may vote at the Annual Meeting or vote in advance of the Annual Meeting by telephone, through the Internet or, if you request or receive paper proxy materials, by filling out and returning the proxy card.

Beneficial Owner: Shares Registered in the Name of a Broker or Nominee. If, on the Record Date, your shares were held in an account with a brokerage firm, bank, or other nominee, then you are the beneficial owner of the shares held in street name. As a beneficial owner, you have the right to direct your nominee on how to vote the shares held in your account, and your nominee has enclosed or provided voting instructions for you to use in directing it on how to vote your shares. However, the organization that holds your shares is considered the stockholder of record for purposes of voting at the Annual Meeting. Because you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from the organization that holds your shares giving you the right to vote the shares at the Annual Meeting.

Each Class I director will be elected by a plurality of the votes cast, which means that the three individuals nominated for election to our Board at the Annual Meeting receiving the highest number of “FOR” votes from holders of our Class A common stock and our Class B common stock, voting together as a single class, will be elected. You may vote “FOR ALL NOMINEES,” “WITHHOLD AUTHORITY FOR ALL NOMINEES,” or “FOR ALL EXCEPT” one or more of the nominees you specify. Proposal 2, Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2024 (“Fiscal 2024”), and Proposal 3, the approval of an amendment to the Peloton Interactive, Inc. 2019 Equity Incentive Plan, will each be decided by the affirmative vote of the holders of a majority of the voting power of our Class A common stock and Class B common stock, voting together as a single class, that are present in person (virtually) or represented by proxy at the Annual Meeting, and you may vote “FOR” or “AGAINST” each of the matters. Accordingly, the approvals of (i) the ratification of the appointment of Ernst & Young LLP and (ii) an amendment to the Peloton Interactive, Inc. 2019 Equity Incentive Plan will be obtained if the number of votes cast “FOR” each proposal at the Annual Meeting exceeds the number of votes “AGAINST” the proposal.

2023 PROXY STATEMENT	|	7

                    PROXY STATEMENT FOR THE 2023 ANNUAL MEETING

RECOMMENDATIONS OF OUR BOARD OF DIRECTORS ON EACH OF THE PROPOSALS SCHEDULED TO BE VOTED ON AT THE ANNUAL MEETING

PROPOSAL		BOARD RECOMMENDATION	PAGE REFERENCE

PROPOSAL 1	The election of the three Class I directors named in this Proxy Statement	For All Nominees	26

PROPOSAL 2	The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2024	For	35

PROPOSAL 3	The approval of an amendment to the Peloton Interactive, Inc. 2019 Equity Incentive Plan	For	80

None of our non-employee directors has any substantial interest in any matter to be acted upon, except with respect to the directors so nominated. None of our executive officers has any substantial interest in any matter to be acted on.

UNIVERSAL PROXY RULES

Pursuant to the SEC’s universal proxy rules, which became effective September 1, 2022, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice of such intent to the Company in accordance with the requirements of SEC Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and our amended and restated bylaws. No stockholder has provided notice of such intent to the Company as of the deadline for such notice under our amended and restated bylaws. Therefore, the universal proxy rules do not apply to this solicitation.

WITHHELD VOTES, ABSTENTIONS AND BROKER NON-VOTES

A “vote withheld,” in the case of the proposal regarding the election of the Class I directors, or an “abstention,” in the case of (i) the proposal regarding the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm and (ii) the proposal regarding the approval an amendment to the Company’s 2019 Equity Incentive Plan, represent a stockholder’s affirmative choice to decline to vote on such proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of the Class I directors. Abstentions have no effect on the ratification of the appointment of Ernst & Young LLP.

Brokers, banks, and other nominees have limited discretionary authority to vote shares that are beneficially owned. While a broker, bank or other nominee is entitled to vote shares held for a beneficial owner on “routine” matters without instructions from the beneficial owner of those shares, absent instructions from the beneficial owner of such shares, a broker, bank, or other nominee is not entitled to vote shares held for a beneficial owner on “non-routine” matters. Broker non-votes occur when shares held by a broker, bank or other nominee for a beneficial owner are voted on at least one proposal at a meeting but are not voted with respect to other proposals because the nominee did not receive voting instructions from the beneficial owner and lacked discretionary authority to vote the shares on such proposals. Under Delaware law, broker non-votes are counted as present and entitled to vote for purposes of determining whether a quorum is present. At our Annual Meeting, only Proposal No. 2 is considered a routine matter, and nominees have discretionary authority to vote shares that are beneficially owned on Proposal No. 2. Accordingly, we do not expect there to be any broker non-votes for Proposal No. 2. Proposal No. 1 and Proposal No. 3 are non-routine matters. Broker non-votes for Proposal No. 1 and Proposal No. 3 are not deemed to be voted for or against the matters and therefore will have no effect on the proposals.

8	|	2023 PROXY STATEMENT

                    PROXY STATEMENT FOR THE 2023 ANNUAL MEETING

VOTING INSTRUCTIONS; VOTING OF PROXIES

VOTE BY INTERNET AT THE ANNUAL MEETING	VOTE BY TELEPHONE OR INTERNET	VOTE BY MAIL

You may vote via the virtual meeting website—any stockholder can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/PTON2023, where stockholders may vote and submit questions during the meeting. The meeting starts at 10:00 a.m. Eastern Time. Please have your 16-Digit Control Number to join the Annual Meeting. Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.proxyvote.com.

You may vote by telephone or through the Internet—in order to do so, please follow the instructions shown on your Notice of Internet Availability of Proxy Materials or proxy card.

You may vote by mail—if you request or receive a paper proxy card by mail, simply complete, sign, and date the enclosed proxy card and promptly return it in the envelope provided or, if the envelope is missing, please mail your completed proxy card to Vote Processing, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717. Your completed, signed, and dated proxy card must be received prior to the Annual Meeting.

Votes submitted by telephone or through the Internet must be received by 11:59 p.m. Eastern Time on December 6, 2023. Submitting your proxy, whether by telephone, through the Internet or, if you request or receive a paper proxy card, by mail will not affect your right to vote in person should you decide to attend the Annual Meeting. If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to direct your nominee on how to vote your shares. Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted.

All proxies will be voted in accordance with the instructions specified on the signed proxy card. If you sign a physical proxy card and return it without instructions as to how your shares should be voted on a particular proposal at the Annual Meeting, your shares will be voted in accordance with the recommendations of our Board stated above.

If you hold your shares in street name and do not vote, your shares may constitute “broker non-votes” (as described above) with respect to certain proposals and will not be counted in determining the number of shares necessary for approval of such proposals. However, broker non-votes will be counted for the purpose of establishing a quorum for the Annual Meeting.

If you receive more than one proxy card or Notice of Internet Availability of Proxy Materials, your shares are registered in more than one name or are registered in different accounts. To make certain all of your shares are voted, please follow the instructions included on each Notice of Internet Availability of Proxy Materials or proxy card and vote each Notice of Internet Availability of Proxy Materials or proxy card by telephone, through the Internet, or by mail. If you requested or received paper proxy materials and you intend to vote by mail, please complete, sign, and return each proxy card you received to ensure that all of your shares are voted.

We strongly recommend that you vote your shares in advance of the Annual Meeting as instructed above, even if you plan to attend the Annual Meeting virtually.

REVOCABILITY OF PROXIES

A stockholder of record who has given a proxy may revoke it at any time before it is exercised at the Annual Meeting by:

•	delivering to our Corporate Secretary by mail a written notice stating that the proxy is revoked;
•	signing and delivering a proxy bearing a later date;
•	voting again by telephone or through the Internet; or
•	attending virtually and voting during the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

2023 PROXY STATEMENT	|	9

                    PROXY STATEMENT FOR THE 2023 ANNUAL MEETING

Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions.

EXPENSES OF SOLICITING PROXIES

We are soliciting proxies and will pay the expenses of soliciting proxies, including preparation, assembly, printing, and mailing of the Notice of Internet Availability of Proxy Materials or this Proxy Statement, proxy card and our annual report, as applicable, and any other information furnished to stockholders. Following the original mailing of the soliciting materials, we and our agents, including directors, officers, and other employees, without additional compensation, may solicit proxies by mail, e-mail, telephone, by other similar means, or in person. In addition, we have engaged the firm of Okapi Partners LLC to assist in the soliciting of proxies and we will pay Okapi Partners LLC a fee of $15,000 plus reimbursement of out of pocket expenses. The address of Okapi Partners LLC is 1212 Avenue of the Americas, 17th Floor, New York, New York 10036. Following the original mailing of the soliciting materials, we will request brokers, custodians, nominees, and other record holders to forward copies of the soliciting materials to persons for whom they hold shares and to request authority for the exercise of proxies. In such cases, we, upon the request of the record holders, will reimburse such holders for their reasonable expenses. If you need assistance in completing your proxy card or voting by telephone or on the Internet, or have questions regarding the Annual Meeting, please contact Okapi Partners LLC at (877) 869-0171 or by e-mail at info@okapipartners.com.

VOTING RESULTS

Voting results will be tabulated and certified by the inspector of elections appointed for the Annual Meeting. The preliminary voting results will be announced at the Annual Meeting. The final results will be tallied by the inspector of elections and filed with the SEC in a current report on Form 8-K within four business days of the Annual Meeting.

PARTICIPATING IN THE ANNUAL MEETING

To participate in the virtual meeting, visit www.virtualshareholdermeeting.com/PTON2023 and enter the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. Beneficial owners who hold shares in street name and do not have a control number may gain access to the meeting by logging into their broker, brokerage firm, bank, or other nominee’s website and selecting the shareholder communications mailbox to link through to the meeting. Instructions should also be provided on the voting instruction card provided by your broker, bank, or other nominee.

As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer appropriate questions submitted during the meeting and that relate to the matters to be voted on at the Annual Meeting. If you wish to submit questions prior to the Annual Meeting, please visit www.proxyvote.com and follow the instructions on your Notice of Internet Availability of Proxy Materials or proxy card. If you wish to submit a question during the Annual Meeting, log into the virtual meeting platform at www.virtualshareholdermeeting.com/PTON2023, type your question into the “Ask a Question” field, and click “Submit.” Our Annual Meeting, including the Q&A session, will follow “Rules of Conduct,” which will be available on our Annual Meeting web portal. If your question is properly submitted during the relevant portion of the meeting agenda pursuant to the “Rules of Conduct,” we will respond to your question during the live webcast, subject to time constraints. To provide access to all stockholders, each stockholder will be limited to two questions, and if multiple questions are submitted on the same subject, we will consolidate them for a single response to avoid repetition. We reserve the right to exclude questions that are irrelevant to the proposals that are the subject of the Annual Meeting or irrelevant to the business of Peloton; that are derogatory or in bad taste; that relate to pending or threatened litigation or on-going regulatory matters; that are personal grievances; or that are otherwise inappropriate (as determined by the secretary of the Annual Meeting). Only validated stockholders or proxy holders will be able to ask questions in the designated field on the web portal. A webcast replay of the Annual Meeting, including the Q&A session, will be archived on

10	|	2023 PROXY STATEMENT

                    PROXY STATEMENT FOR THE 2023 ANNUAL MEETING

the virtual meeting platform at www.virtualshareholdermeeting.com/PTON2023 until the date of the 2024 annual meeting of stockholders.

If we experience technical difficulties during the meeting (e.g., a temporary or prolonged power outage), we will determine whether the meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). In any such situation, we will promptly notify stockholders of the decision via www.virtualshareholdermeeting.com/PTON2023. If you encounter technical difficulties accessing our meeting or asking questions during the meeting, please contact the support line noted on the login page of the virtual meeting website.

2023 PROXY STATEMENT	|	11

PELOTON INTERACTIVE, INC. CORPORATE GOVERNANCE

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS; CORPORATE GOVERNANCE STANDARDS AND DIRECTOR INDEPENDENCE

We are strongly committed to good corporate governance practices. These practices provide an important framework within which our Board and management can pursue our strategic objectives for the benefit of our stockholders.

INDEPENDENCE OF DIRECTORS

The listing rules of the Nasdaq Stock Market LLC (“Nasdaq”) generally require that a majority of the members of a listed company’s board of directors be independent. In addition, the listing rules generally require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating, governance, and corporate responsibility committees be independent.

In addition, audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in their capacity as a member of the audit committee, the board of directors, or any other board committee: accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or be an affiliated person of the listed company or any of its subsidiaries.

Our Board conducts an annual review of the independence of our directors, including a review of all commercial transactions, relationships, and arrangements between us and our subsidiaries, affiliates, and executive officers with entities associated with our directors or members of their immediate family that occur in a given year. Based on its review for Fiscal 2023, our Board determined that Karen Boone, Jon Callaghan, Jay Hoag, Angel L. Mendez, and Pamela Thomas-Graham, representing five of our seven directors, are “independent directors” as defined under the applicable rules, regulations, and listing standards of Nasdaq and the applicable rules and regulations promulgated by the SEC. In particular, in finding Mr. Callaghan and Mr. Hoag to be independent, the Board considered Mr. Callaghan’s service on the board of directors of True Ventures, which has an ownership stake in companies that had ordinary course commercial business relationships with the Company in Fiscal 2023, and Mr. Hoag’s role as Co-Founder and General Partner of TCV, a large stockholder of the Company (see “Security Ownership of Certain Beneficial Owners and Management” for more information). Our Board has also determined that all members of our audit committee, compensation committee, and nominating, governance, and corporate responsibility committee are independent and satisfy the relevant SEC and Nasdaq independence requirements for such committees.

The Board determined that Jonathan Mildenhall is not an “independent director” due to the Company’s prior transactions with TwentyFirstCenturyBrand. The Company and TwentyFirstCenturyBrand terminated their commercial relationship upon Mr. Mildenhall’s commencement of service on the Board in February 2022. However, Nasdaq rules require such transactions not to have occurred during any of the past three fiscal years before he can be found to be independent, and the Company expects Mr. Mildenhall will qualify as independent under applicable stock exchange rules after the applicable three-year period lapses in 2025.

BOARD OF DIRECTORS AND COMMITTEE SELF-EVALUATIONS

Throughout the year, our Board discusses corporate governance practices with management and third-party advisors to ensure that the Board and its committees follow practices that are designed to ensure fair and effective governance for the Company and its stockholders. Based on an evaluation process recommended and overseen by our nominating, governance, and corporate responsibility committee

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                    CORPORATE GOVERNANCE

pursuant to the committee’s authority set forth in its charter, the Board conducts an annual self-evaluation, including an evaluation of each committee and the contributions of individual directors, in order to determine whether the Board and its committees are functioning effectively. The results of the annual self-evaluation are reviewed and addressed by the nominating, governance, and corporate responsibility committee and then by the full Board.

BOARD LEADERSHIP STRUCTURE

The nominating, governance, and corporate responsibility committee periodically considers the leadership structure of our Board and makes recommendations to our Board with respect thereto as appropriate, including whether the roles of Chief Executive Officer (“CEO”) and Chairperson of the Board should be separated or combined.

Currently, upon the recommendation of the nominating, governance, and corporate responsibility committee, our Board has determined that the roles should be separated, with Karen Boone, an independent director, serving as our Chairperson of the Board. The Board believes that having an independent Chairperson helps to ensure that stockholders and other stakeholders are represented in all deliberations with a voice and point of view that is independent of the senior management team. Ms. Boone’s primary responsibilities as Chairperson of the Board include:

•	coordinating board-relevant activities of the independent directors;
•	calling meetings of the independent directors, as needed;
•	chairing executive sessions of the independent directors and providing feedback and perspective to the CEO about discussions among the independent directors;
•	helping to facilitate communication between the Chief Executive Officer (“CEO”) and the other independent directors;
•	collaborating with the CEO, and/or the corporate secretary to set the agenda for Board meetings, including soliciting and taking into account suggestions from other members of our Board; and
•	presiding at all Board meetings.

In addition, as applicable, the Chairperson of the Board performs other functions and responsibilities as requested by our Board, including providing leadership and support from time to time to the CEO, the committee chairs, the corporate secretary, and other members of management with respect to best practices in board governance (including the effectiveness of Board meetings), succession planning for Board members as well as key members of management, and stockholder and stakeholder engagement.

Our Board believes that its independence and oversight of management is maintained effectively through this leadership structure, the composition of our Board, and sound corporate governance policies and practices.

Pursuant to our Corporate Governance Guidelines, if in the future the position of chairperson and CEO are held by the same person, our Board intends to designate a “lead independent director” to preside over periodic meetings of our independent directors, serve as a liaison between the Chairperson of the Board and the independent directors, and perform such additional duties as our Board may otherwise determine and delegate. Ms. Boone previously served as our lead independent director of the Board from October 2021 until September 2022.

PRESIDING DIRECTOR OF NON-EMPLOYEE DIRECTOR MEETINGS

The non-employee directors meet in regularly scheduled executive sessions without management to promote open and honest discussion. The Chairperson of the Board, Ms. Boone, is the presiding director at these meetings.

BOARD GOVERNANCE STRUCTURE

We are committed to strong corporate governance. Our Board regularly reviews our governance structure, including our classified board. Our Board is divided into three classes, with each class serving a three-year term. We believe this structure encourages our directors to make decisions in the short- and long-term

2023 PROXY STATEMENT	|	13

                    CORPORATE GOVERNANCE

interests of our stockholders, and that it continues to be the appropriate structure for the Company’s Board. In contrast, annual election of all directors can, in some cases, lead to short-term focus or a concentration on only immediate results, which can discourage or impair long-term investments, improvements and initiatives that may be in the best interests of stockholders.

The Company’s classified board structure also fosters stability and continuity on the Board and ensures that, at any given time, the Board consists of experienced directors who are familiar with our business, strategic goals, history, and culture. We believe our current three-year terms enable our existing and future directors to develop substantive knowledge about our specific operations and goals, which better positions them to make strategic decisions that are in the best interest of our stockholders. Further, this structure strengthens our non-management directors’ independence from parties whose short-term goals may not be in the best interests of all of our stockholders.

All directors, regardless of the length of their term, have a fiduciary duty under the law to act in a manner they believe to be in the best interests of the Company and all of our stockholders. We believe that our classified board structure still provides for accountability to stockholders, while also reducing the Company’s vulnerability to certain potentially abusive short-term takeover tactics.

BOARD REFRESHMENT

In the past two years, we have made a number of changes intended to refresh the composition of our Board and ensure that our directors have the breadth of experience and expertise necessary to advise our Company on corporate strategy, risk management, corporate governance, and other critical matters. The Board welcomed three new directors in February 2022: Barry McCarthy, our President and CEO, Angel L. Mendez, a proven supply chain leader at the intersection of software, technology, and industrial operations, and Jonathan Mildenhall, a globally recognized creative leader in marketing and advertising.

DIRECTOR COMMITMENT

Our Board believes that each of our directors, including each of our director nominees, has demonstrated the ability to devote sufficient time and attention to board duties and to otherwise fulfill the responsibilities required of directors. Our Board has considered and determined none of our directors is currently overcommitted with regard to the number of boards on which he or she serves. However, we understand that certain institutional investors or proxy advisory firms may deem Mr. McCarthy and Ms. Thomas-Graham “overboarded” based on the number of public company boards on which they serve. In addition to our Board, Mr. McCarthy serves on the boards of directors of Spotify Technology S.A. and Maplebear, Inc. (which became a publicly listed company in September 2023), and Ms. Thomas-Graham serves on the boards of directors of Bank of N.T. Butterfield & Son Limited, Bumble Inc., Compass, Inc., and Rivian Automotive, Inc.

Neither our Board nor our nominating, governance, and corporate responsibility committee believes that Mr. McCarthy’s or Ms. Thomas-Graham’s outside boards or other commitments limit their ability to devote sufficient time and attention to their duties as directors of the Company. Both Mr. McCarthy and Ms. Thomas-Graham have attended and participated in 100% of meetings of the Board, and with regard to Ms. Thomas-Graham, of the compensation and nominating, governance, and corporate responsibility committees. Furthermore, our Board and our nominating, governance, and corporate responsibility committee believe that Mr. McCarthy and Ms. Thomas-Graham contribute extensive strategic, operational, oversight and governance experience as directors due to their experience serving on public company boards. Our Board and our nominating, governance, and corporate responsibility committee believe that Mr. McCarthy and Ms. Thomas-Graham have demonstrated, and will continue to demonstrate, their ability to dedicate sufficient time to carry out their Board duties effectively and believes that it is in the Company’s best interest that they continue to serve as directors.

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                    CORPORATE GOVERNANCE

COMMITTEES OF OUR BOARD

Our Board has established an audit committee, a compensation committee, and a nominating, governance, and corporate responsibility committee. The composition and responsibilities of each committee are described below.

Each of these committees has a written charter approved by our Board. Copies of the charters for each committee are available, without charge, upon request in writing to Peloton Interactive, Inc., 441 Ninth Avenue, Sixth Floor, New York, New York 10001, Attn: Chief Legal Officer and Corporate Secretary, or in the “Investors” section of our website, which is located at https://investor.onepeloton.com, by clicking on “Documents & Charters” in the “Governance” section of our website. The Board appoints committee members annually and the members serve on these committees until their resignations, deaths, or until otherwise determined by our Board.

AUDIT COMMITTEE

Our audit committee is composed of Ms. Boone, who is the chairperson, and Messrs. Callaghan and Mendez. Each member of our audit committee is independent under the current Nasdaq and SEC rules and regulations. Each member of our audit committee is financially literate as required by the current Nasdaq listing standards. Our Board has also determined that Ms. Boone is an “audit committee financial expert” as defined by SEC rules. This designation does not impose any duties, obligations, or liabilities that are greater than those generally imposed on members of our audit committee. Our audit committee is responsible for, among other things:

•

reviewing and discussing with management our quarterly and annual financial results, earnings guidance, earnings press releases, and other public announcements regarding our operating results prior to distribution to the public;

•	selecting, appointing, compensating, and overseeing the work of the independent registered public accounting firm;
•	reviewing the qualification, performance, and continuing independence of the independent registered public accounting firm;
•	discussing the scope and results of the audit with the independent registered public accounting firm and reviewing, with management and that firm, our interim and annual financial results;
•

establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, and for the confidential and anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;

•	establishing procedures for employees to anonymously submit concerns about questionable accounting or audit matters;
•	overseeing our internal audit function;
•	overseeing and considering the effectiveness of our internal control over financial reporting;

2023 PROXY STATEMENT	|	15

                    CORPORATE GOVERNANCE

•	reviewing proposed waivers of the code of conduct for directors, executive officers, and employees (with waivers for directors or executive officers to be approved by the Board);
•

reviewing with management the Company’s significant risks, including financial risk, enterprise exposures, cybersecurity risks, and safety of the Company’s products and services, customers, and employees, reviewing our policies for risk assessment and risk management, and steps management has taken to monitor or mitigate these risks;

•	reviewing and approving or ratifying related party transactions that are material or otherwise implicate disclosure requirements; and
•	approving or, as permitted, pre-approving all audit and non-audit services to be performed by the independent registered public accounting firm.

COMPENSATION COMMITTEE

Our compensation committee is composed of Mr. Hoag, who is the chairperson, Mr. Mendez, and Ms. Thomas-Graham. Each member of our compensation committee is independent under the current Nasdaq and SEC rules and regulations and a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act. Our compensation committee is responsible for, among other things:

•	reviewing and approving the compensation and the terms of any compensatory agreements of our executive officers;
•	reviewing and recommending to our Board the compensation of our non-employee directors;
•	reviewing and approving the selection of our peer companies for compensation assessment purposes;
•	administering our equity incentive compensation plans;
•	reviewing our compensation-related risk exposures and management’s mitigation measures;
•	reviewing succession plans for senior management positions, including our CEO;
•	overseeing matters relating to equitable pay practices;
•	reviewing and approving any Company policy regarding the recoupment or clawback of compensation paid to employees and any amendments thereto;
•	reviewing and approving, or making recommendations to our Board, with respect to, incentive compensation and equity plans; and
•	establishing our overall compensation philosophy.

NOMINATING, GOVERNANCE, AND CORPORATE RESPONSIBILITY COMMITTEE

Our nominating, governance, and corporate responsibility committee is composed of Ms. Thomas-Graham, who is the chairperson, and Ms. Boone and Mr. Callaghan. Each member of our nominating, governance, and corporate responsibility committee is independent under the current Nasdaq and SEC rules and regulations. Our nominating, governance, and corporate responsibility committee is responsible for, among other things:

•	identifying and recommending candidates for membership on our Board;
•	recommending directors to serve on board committees;
•	advising the board on certain corporate governance matters;
•	developing policies regarding director nomination processes, if and as the committee determines it appropriate;
•	developing policies and programs for new director orientation and continuing director education, if and as the committee determines it appropriate;
•

developing and overseeing any program relating to corporate responsibility and sustainability, including environmental, social, and corporate governance matters and related risks, controls, and procedures; and

•	overseeing the evaluation of our Board, each of its committees, and individual directors on an annual basis.

OUR BOARD’S ROLE IN RISK OVERSIGHT

Our Board, as a whole, has responsibility for overseeing our risk management processes, although the committees of our Board oversee and review risk areas that are particularly relevant to them.

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                    CORPORATE GOVERNANCE

Each committee of our Board meets with key management personnel and representatives of outside advisors to oversee risks associated with their respective principal areas of focus, as described below. We believe this division of responsibilities is an effective approach for addressing the risks we face and that our board leadership structure supports this approach.

Our Board also reviews strategic, operational, compliance and financial risk in the context of discussions, question and answer sessions, and reports from the management team at each regular board meeting, receives reports on all significant committee activities at each regular board meeting, and evaluates the risks inherent in significant transactions. Our audit committee assists our board in fulfilling its oversight responsibilities with respect to risk management.

2023 PROXY STATEMENT	|	17

                    CORPORATE GOVERNANCE

The risk oversight responsibility of our Board and its committees is supported by management level committees, which include our enterprise risk management committee, executive product safety committee, and our disclosure committee. Management also engages with the Board and its committees through additional reporting across other functional areas, including cybersecurity and data privacy.

The enterprise risk management committee implements our overall enterprise risk management reporting processes in a manner designed to provide our Board and our personnel responsible for risk assessment across the organization with visibility into the identification, assessment, and management of critical risks and management’s risk mitigation strategies. The enterprise risk management committee meets at least semi-annually and its co-chairs, our head of the Internal Audit function and our head of the Safety, Ethics and Compliance function, present the full Enterprise Risk Management program to the audit committee and board on an annual basis, or as requested.

The executive product safety committee is a management level committee that informs the enterprise risk management program and is responsible for oversight of the Company’s product safety compliance program, policies, and major processes. The committee reviews technical risk throughout the product development lifecycle, up to and including member experience, through ongoing monitoring of safety-related data for our products. The committee is composed of senior leaders across our Legal, Technology, and Product teams and co-chaired by our head of the Safety, Ethics and Compliance function and our head of the Quality, Safety and Product Lifecycle function. The co-chairs advise senior leadership on product safety matters and provide a regular update to the audit committee on product safety-related incidents, policies, and initiatives.

Our disclosure committee reports to the audit committee and assists our CEO, Chief Financial Officer (“CFO”), and our audit committee in preparing the disclosures required under SEC rules. The disclosure committee is composed of our CEO, CFO, and senior leaders across our organization, including, but not limited to, our Accounting, Financial Planning and Analysis, Tax, Treasury, Internal Audit, Information Security, Compliance, Legal, Communications, People, Enterprise Technology and Product and Supply Chain teams. The disclosure committee works to ensure that our public filings are accurate, complete, and timely, and sets parameters for and determines the appropriateness of disclosures in all publicly disseminated information.

We are committed to the protection of the personal data of our employees, Members, partners, and other applicable individuals. Our information security team works to identify and prevent cybersecurity risks, while our privacy team is responsible for the development, creation, maintenance and enforcement of our privacy policies, standards, and procedures. Our Senior Vice President, Chief Security and Trust Officer administers our information security program and our Vice President, Privacy Compliance administers our data privacy program, in each case with regular updates to and with oversight by the Audit Committee. Regular updates to the Audit Committee include reports summarizing threat detection and mitigation plans, audits of internal controls, employee trainings, and other cybersecurity and privacy priorities and initiatives, as well as timely updates on material incidents. In the event of a data breach, we have documented response procedures, and overall, we believe in implementing effective cybersecurity and privacy practices to counteract evolving risks. We structure our security program to align with the National Institute of Standards and Technology Cybersecurity Framework and our privacy program to align with relevant global privacy regulations.

RELATIONSHIP OF COMPENSATION POLICIES AND PROGRAMS TO RISK MANAGEMENT

The compensation committee has responsibility for establishing our compensation philosophy and objectives, determining the structure, components, and other elements of our programs, and reviewing and approving the compensation of our named executive officers. With the advice of its independent compensation consultant, the compensation committee determined that our compensation programs do not create risks that are reasonably likely to have a material adverse effect on us.

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                    CORPORATE GOVERNANCE

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of our compensation committee during Fiscal 2023 included Ms. Thomas-Graham and Messrs. Hoag and Mendez. No member of our compensation committee in Fiscal 2023 was at any time during Fiscal 2023 or at any other time an officer or employee of ours or any of our subsidiaries, and none had or has any relationships with us that are required to be disclosed under the Exchange Act, or Regulation S-K thereunder. During Fiscal 2023, none of our executive officers served as a member of the board of directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on our Board or compensation committee.

BOARD AND COMMITTEE MEETINGS AND ATTENDANCE

Our Board and its committees meet regularly throughout the year, and also hold special meetings and act by written consent from time to time. During Fiscal 2023, our Board met eight times, the audit committee met seven times, the compensation committee met six times, and the nominating, governance, and corporate responsibility committee met six times. During Fiscal 2023, each member of our Board attended at least 75% of the aggregate of all meetings of our Board and of all meetings of committees of our Board on which such member served.

BOARD ATTENDANCE AT ANNUAL STOCKHOLDERS’ MEETING

Our policy is to invite and encourage each member of our Board to be present at our annual meetings of stockholders. Each member of our Board attended the meeting held virtually on December 6, 2022.

COMMUNICATION WITH DIRECTORS

Stockholders and interested parties who wish to communicate with our Board, non-management members of our Board as a group, a committee of our Board, or a specific member of our Board (including our chairperson or lead independent director, if any) may do so by letters addressed to the attention of our Corporate Secretary.

All communications are reviewed by the Corporate Secretary and provided to the members of our Board as appropriate. Unsolicited items, sales materials, abusive, threatening, or otherwise inappropriate materials, and other routine items and items unrelated to the duties and responsibilities of our Board will not be provided to directors.

The address for these communications is:

Peloton Interactive, Inc.

c/o Chief Legal Officer and Corporate Secretary

441 Ninth Avenue, Sixth Floor

New York, New York 10001

CODE OF CONDUCT

We have adopted a Code of Conduct that applies to all of the members of our Board, officers, employees, agents and contractors, subsidiaries, and affiliates. In addition, we have adopted a Supplier Code of Conduct that applies to our suppliers when providing products or services to the Company. The Supplier Code of Conduct establishes standards and guiding principles across several risk areas that Peloton expects our partners to meet. Both policies are posted on the “Investors” section of our website, which is located at https://investor.onepeloton.com under “Documents & Charters” in the “Governance” section of our website. We intend to satisfy the disclosure requirement under applicable SEC and stock exchange rules regarding amendment to, or waiver from, a provision of our Code of Conduct by posting such information on our website at the address and location specified above.

2023 PROXY STATEMENT	|	19

                    CORPORATE GOVERNANCE

CORPORATE SOCIAL RESPONSIBILITY AND OUR ESG ROADMAP

At Peloton, we’re more than just a fitness brand – we’re a platform that fosters connections and motivates millions of Members to grow stronger together every day. We bring our purpose to life by supporting the well-being of our people, our community, and our planet. We’re focused on fostering a culture of inclusion and connection among our team members, breaking down barriers to physical and mental well-being within our communities, and improving the environmental sustainability of our business practices.

Central to how we deliver on our ambitions, and underpinning our culture, are our five core values:

1.	Put Members first
2.	Operate with a bias for action
3.	Empower teams of smart creatives
4.	Together we go far
5.	Be the best place to work

Our 2023 ESG Report is our third annual report to date outlining our continued efforts across key areas of importance to our business and stakeholders, and progress made on our commitments during Fiscal 2023.

Our People

At Peloton, we are committed to providing support and benefits that enable a fulfilling and healthy experience for team members.

As we continue to evolve as a business, we remain steadfast in supporting our team members, understanding and meeting their needs, and prioritizing their well-being. From offering opportunities for both personal and professional development to ensuring pay equity and competitive health care benefits, we aim to support our team members at each stage of their employment journey. Our goal is to cultivate an enriching, equitable, and inclusive experience—one that enables people to thrive in the best job of their careers.

Diversity, Equity, and Inclusion

At Peloton, diversity, equity, and inclusion is a way of being that we strive to build into our day-to-day. We aim to foster a culture of inclusion across our company, advocate for respect among team members in every interaction, and provide equitable processes and opportunities for our team members. We believe that, as an employer with a commitment to anti-racism, our role is to educate and empower all our team members while advancing racially just business practices and inclusive structures to support the many identities represented at Peloton.

Today, we are proud to have eight Employee Resource Groups (“ERGs”) that are team member-led and supported by executive sponsors. Our ERGs amplify team member voices and help us foster belonging and engagement across all the markets we operate in:

•	ACE@Peloton (Asian Community);
•	Black@Peloton;
•	LHIT@Peloton (Latinx/Hispanic in Tech);
•	Peloton Pride + Allies;
•	The Parenthood Journey;
•	The Women’s Alliance;
•	Veterans@Peloton; and
•	Thrive (mental health, neurodiversity, and disability).

Delivering on our ongoing commitment to ensure equitable pay across race/ethnicity and gender, for the second year in a row, we enlisted an independent third-party consultant to conduct a global pay equity study at the close of our fiscal year. Based on the results of the study, we made base pay adjustments for a small population of team members at the start of Fiscal 2024 to close any gaps found. In addition to this third-party study, we fulfill market-specific obligations for pay gap analyses, such as our Gender Pay Gap Study in the United Kingdom.

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                    CORPORATE GOVERNANCE

Our Communities

We’ve seen firsthand the life-changing power of movement, connection, and community. That’s why we’re committed to making our products and services continuously more accessible for anyone, anywhere; shaping experiences that celebrate diversity; and fostering partnerships to support lasting change in our communities.

In the spirit of our ongoing commitment to tackle barriers to health and wellbeing, we’re proud of the progress we’ve made in producing inclusive content, accessible products, and experiences that celebrate the diversity of our Member community. In 2023, we conducted our second annual Inclusion and Accessibility survey—answered by over 1,000 US Peloton Members—to gather Member sentiments around inclusion, community, and representation. Insights from this annual survey continue to inform how we research, design, and create products, content, and experiences. In addition, we were pleased to work closely with blind and low vision users to help inform accessibility improvements to features of our newest product, Row, including to Form Assist.

Looking to the broader communities where we have a presence, as a global leader in connected fitness, we recognize our responsibility to help break down barriers to physical and mental wellness. As part of the Peloton Pledge, we continue to support leading, action-oriented nonprofit organizations driving solutions at the intersection of systemic racism, discrimination, and health disparities in markets where we operate. Additionally, we actively apply Peloton’s suite of resources to provide support to our partners, including financial and in-kind contributions and non-monetary assets. In our 2023 ESG Report, we announced a new goal to directly reach 500,000 people between fiscal years 2021 and 2025 through global community engagement programming grounded in enabling self-efficacy through positive physical and mental wellness experiences.

Our Planet

As we advance efforts to integrate environmental sustainability principles throughout our business, we continue to be guided by our aspirations to:

•	Create fitness that leaves a mark on the world, equipment that doesn’t – Continuously improve the environmental impacts of our products and accessories
•	Reclaim materials – Pursue circular solutions across our products, supply chain, and interactions with Members and team members
•	Wear sustainability on our sleeve – Tackle environmental challenges head on across our apparel business, from design to use and beyond
•	Power up for the clean energy future – Look for opportunities to power our operations with renewable electricity
•	Move from factory floor to final mile, and back again, without a trace – Seek efficiency and decarbonization opportunities across our business operations and logistics network

Several key developments this year have helped us advance towards our goals. We continue to engage in voluntary emissions disclosure via the CDP Climate questionnaire and reporting through our annual ESG Report, including Scope 1, 2 and 3 emissions, and are now expanding reporting capabilities by undertaking risk analyses in line with various frameworks. We have also begun the process of developing carbon footprint reports for each of our key connected fitness products. Fiscal 2023 marked another milestone as we made our first renewable energy certificate (“REC”) purchase of Green-e certified RECs, affirming our commitment to reducing carbon emissions associated with our business.

Most notably this year, we took a significant step forward in our climate action journey by committing to set near-term science-based emissions reduction targets addressing our Scope 1, 2, and 3 emissions. Together, with teams across the business, we are setting the strategy and taking action to reduce the overall climate impacts of our business.

2023 PROXY STATEMENT	|	21

                    CORPORATE GOVERNANCE

Operating with Integrity

Our actions as a company are guided by our values, including operating with honesty and integrity in all our business activities. As a company that aims to help others be their best selves, we hold ourselves to the highest possible standards. This belief informs our approach to corporate governance, our culture of compliance, responsible supply chain practices, and public sector engagement.

Our nominating, governance, and corporate responsibility committee provides board oversight of programs relating to corporate responsibility and sustainability, including environmental, social, and corporate governance matters and related risks. Our Vice President, ESG Strategy continues to provide regular updates to the nominating, governance, and corporate responsibility committee of our Board.

We also maintain a management-level ESG Steering Committee, comprised of committed senior executives from a variety of functions across the business. Since its initiation two years ago, the ESG Steering Committee has been instrumental in advancing progress toward our sustainability targets.

We will continue to review our approach to governance over ESG strategy, execution, and disclosure. As we evolve and build, we will seek frequent engagement with all our stakeholders to ensure that we maintain a 360-degree view of our own organization, our value chain, and our role in our communities and society.

For more information, please see our most recent ESG Report, at https://investor.onepeloton.com/esg.

Neither our 2023 ESG Report nor any other information contained on our website is incorporated by reference into this proxy statement or any other Peloton filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

22	|	2023 PROXY STATEMENT

PELOTON INTERACTIVE, INC. NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS

NOMINATION TO THE BOARD

Candidates for nomination to our Board are selected by our Board based on the recommendation of the nominating, governance, and corporate responsibility committee in accordance with the committee’s charter, our restated certificate of incorporation and amended and restated bylaws, and the criteria approved by our Board regarding director candidate qualifications. In recommending candidates for nomination, the nominating, governance, and corporate responsibility committee considers candidates recommended by directors, officers, employees, stockholders, and others, using the same criteria to evaluate all candidates. Evaluations of candidates generally involve a review of background materials, internal discussions, and interviews with selected candidates as appropriate and, in addition, the committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees.

Additional information regarding the process for properly submitting stockholder nominations for candidates for membership on our Board is set forth below under “Additional Information—Nominations and Proposals to Be Included in Proxy Materials or Presented at the Next Annual Meeting” and the nominating, governance, and corporate responsibility committee evaluates such candidates in the same manner it evaluates all other candidates.

DIRECTOR QUALIFICATIONS; DIVERSITY

With the goal of developing a diverse, experienced and highly qualified Board, the nominating, governance, and corporate responsibility committee is responsible for developing and recommending to our Board the desired qualifications, expertise, and characteristics of members of our Board, including any specific minimum qualifications that the committee believes must be met by a committee-recommended nominee for membership on our Board and any specific qualities or skills that the committee believes are necessary for one or more of the members of our Board to possess. We value diversity on a company-wide basis and seek to achieve a mix of directors that represents a diversity of background and experience, including with respect to age, gender, race, ethnicity, and occupation. Although the Board does not establish specific goals with respect to diversity, our Board’s overall diversity is a significant consideration in the director nomination process.

Because the identification, evaluation, and selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors, and will be significantly influenced by the particular needs of our Board from time to time, our Board has not adopted a specific set of minimum qualifications, qualities or skills that are necessary for a nominee to possess, other than those that are necessary to meet U.S. legal, regulatory and Nasdaq listing requirements and the provisions of our restated certificate of incorporation, amended and restated bylaws and charters of the committees of our Board. In addition, neither our Board nor our nominating, governance, and corporate responsibility committee has a formal policy with regard to the consideration of diversity in identifying nominees. When considering nominees, the nominating, governance, and corporate responsibility committee may take into consideration many factors including, among other things, a candidate’s independence, integrity, diversity, skills, financial and other expertise, breadth of experience, knowledge about our business or industry, and ability to devote adequate time and effort to responsibilities of our Board in the context of its existing composition. Through the nomination process, the nominating, governance, and corporate responsibility committee seeks to promote board membership that reflects a diversity of business experience, expertise, viewpoints, personal backgrounds, and other characteristics that are expected to contribute to our Board’s overall effectiveness.

2023 PROXY STATEMENT	|	23

                    NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS

OUR BOARD EXPERIENCE

The matrix below and the biographical descriptions of the directors set forth in Proposal No. 1 includes the primary individual experience, qualifications, attributes, and skills of each of our directors that contributed to the conclusion that they should serve as a member of our Board at this time.

BOARD SKILLS MATRIX

EXECUTIVE LEADERSHIP Provides judgment and experience as a current or former “C-Level” executive of a publicly traded entity or large private company.			6/7

PUBLIC COMPANY BOARD EXPERIENCE (OTHER THAN PELOTON) Provides knowledge of public company board practices or perspectives from other public company boards, including current or prior experience.				7/7

TECHNOLOGY AND INNOVATION

Leadership experience and expertise in technology, science, or innovation; knowledge of IT solutions; knowledge of how to anticipate technological trends; experience with technology risk management; and/or experience with media and entertainment technology or developing online platforms.

7/7

CORPORATE CONSUMER PRODUCT STRATEGY Experience and expertise in strategic planning, consumer product strategy, risk management, and/or mergers and acquisitions.				7/7

SALES AND MARKETING Experience and expertise in retail, consumer brand strategy development, advertising, building brand awareness, customer data analytics, and/or digital commerce.				7/7

SUPPLY CHAIN/DISTRIBUTION/LOGISTICS EXPERIENCE

Experience in direct and indirect procurement, demand and supply planning, and and/or logistics. Competence in supply chain IT systems, supply chain finance, manufacturing, third party management, organizational design, and/or online sales.

4/7

GLOBAL BUSINESS EXPERIENCE Service in a leadership role with multinational companies and experience scaling business in global markets, including international supply chain management.			6/7

HUMAN CAPITAL MANAGEMENT Experience in human resources, including diversity, equity and inclusion programs, talent acquisition, and/or learning and development.			6/7

FINANCE AND ACCOUNTING Experience in the finance function of an enterprise, including an in-depth understanding of financial management, financial reporting and capital allocation processes.		5/7

COMPLIANCE & RISK MANAGEMENT Experience with compliance and risk management, including with respect to legal and regulatory matters, cybersecurity, data privacy, and/or corporate ethics.			6/7

ESG AND CLIMATE RISKS Experience in overseeing and managing ESG practices and initiatives and skills and knowledge in climate-related strategic planning, risk mitigation and management.	4/7

24	|	2023 PROXY STATEMENT

                    NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS

OUR BOARD DIVERSITY

The matrix below as required by Nasdaq rules sets forth the self-identified gender identity and demographic diversity attributes of each of our directors as of October 26, 2023. To see our Board Diversity Matrix dated as of October 25, 2022, please refer to our proxy statement for the fiscal year ending June 30, 2022 (“Fiscal 2022”) posted on our Investor Relations website.

2023 PROXY STATEMENT	|	25

PELOTON INTERACTIVE, INC. PROPOSAL NO. 1 ELECTION OF DIRECTORS

Our Board is currently divided into three classes. Each class serves for three years, with the terms of office of the respective classes expiring in successive years. Directors in Class I will stand for election at the Annual Meeting. The terms of office of directors in Class II and Class III do not expire until the annual meetings of stockholders held in 2024 and 2025, respectively.

At the recommendation of our nominating, governance, and corporate responsibility committee, our Board proposes that the Class I nominees named below, who are each currently serving as a director in Class I, be elected as a Class I director for a three-year term expiring at the 2026 annual meeting of stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification, or removal.

Shares represented by proxies will be voted “FOR” the election of the nominee named below unless the proxy is marked to withhold authority to so vote. If a nominee for any reason is unable to serve or will not serve for good cause, the proxies may be voted for such substitute nominee as the proxy holder might determine. The nominees have consented to being named in this Proxy Statement and to serve if elected, and management and the Board have no reason to believe that such nominees will be unable to serve.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH CLASS I DIRECTOR

26	|	2023 PROXY STATEMENT

                    PROPOSAL NO. 1: ELECTION OF DIRECTORS

NOMINEES TO OUR BOARD

The nominees and their ages, occupations, and length of service on our Board as of the date of this Proxy Statement are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

NAME OF DIRECTOR	AGE	POSITION	DIRECTOR SINCE

CLASS I DIRECTORS:

BARRY MCCARTHY	70	CEO, President, and Director	February 2022

ANGEL L. MENDEZ(1)(2)	63	Director	February 2022

PAMELA THOMAS-GRAHAM(1)(3)	60	Director	March 2018

(1)	Member of compensation committee

(2)	Member of audit committee

(3)	Chairperson of the nominating, governance, and corporate responsibility committee

CEO, PRESIDENT & DIRECTOR AGE: 70 DIRECTOR SINCE: February 2022 COMMITTEES: • None

BARRY MCCARTHY

Barry McCarthy has served as Peloton’s Chief Executive Officer and President and as a member of our Board since February 2022. Prior to joining Peloton, Mr. McCarthy served as Spotify’s Chief Financial Officer from 2015 to January 2020 and global head of the advertising business from September 2016 to January 2020. Prior to joining Spotify, Mr. McCarthy was a private investor and served as a member of the board of directors of several private and public companies. From 1999 to 2010, Mr. McCarthy served as Chief Financial Officer and Principal Accounting Officer of Netflix, Inc. Mr. McCarthy held various management positions in management consulting, investment banking, media, and entertainment. Additionally, from 2011 until February 2022 when he joined Peloton, Mr. McCarthy served as a consultant at TCV. Mr. McCarthy has served on the board of directors of Spotify since January 2020 and on the board of directors of Instacart since January 2021, and he has previously served as a director of several private and public companies, including Chegg, Eventbrite, MSD Acquisition Corp, Pandora, and Rent the Runway.

SKILLS AND EXPERIENCE

We believe Mr. McCarthy is qualified to serve on our Board because of the strategic and financial experience that he brings as our Chief Executive Officer and President and the perspectives he has gained as a former chief financial officer and executive leader in the management consulting, investment banking, media, and entertainment industries. Mr. McCarthy holds a Bachelor of Arts in History from Williams College and a Master of Business Administration in Finance from the Wharton School at the University of Pennsylvania.

OTHER CURRENT PUBLIC BOARD DIRECTORSHIPS

•  Spotify Technology S.A.

•  Maplebear, Inc. (d/b/a “Instacart”)

2023 PROXY STATEMENT	|	27

                    PROPOSAL NO. 1: ELECTION OF DIRECTORS

DIRECTOR AGE: 63 DIRECTOR SINCE: February 2022 COMMITTEES: • Audit • Compensation

ANGEL L. MENDEZ

Angel L. Mendez has served as a member of our Board since February 2022. Mr. Mendez is Executive Chairman of the Board of LevaData Inc., a privately held, artificial intelligence company focused on supply chain management. He also serves on two other public company boards: Kinaxis, Inc., which specializes in supply chain planning solutions; and Sleep Number Corporation, a sleep technology company. He previously served as executive vice president and chief operating officer of HERE Technologies from 2016 to 2020. From 2005 to 2015, he was a senior executive at Cisco Systems, where he led the company’s corporate transformation program as well as its global supply chain. Earlier in his career, Mr. Mendez served in senior roles at Palm Inc., Gateway Inc., Citigroup, and in various executive positions at Allied Signal Aerospace and GE.

SKILLS AND EXPERIENCE

We believe Mr. Mendez is qualified to serve on our Board because of his extensive experience working with the management teams of a number of privately and publicly held tech companies. He is a thought leader and trailblazer as an architect of end-to-end supply chains at global technology companies, and he brings more than three decades of leadership experience, including supply chain management with some of the world’s most forward-thinking technology and aerospace companies. Mr. Mendez earned a Bachelor of Sciences degree in Electrical Engineering from Lafayette College and a Master’s in Business Administration from the Crummer School at Rollins College.

OTHER CURRENT PUBLIC BOARD DIRECTORSHIPS

•  Sleep Number Corporation

•  Kinaxis, Inc.

28	|	2023 PROXY STATEMENT

                    PROPOSAL NO. 1: ELECTION OF DIRECTORS

DIRECTOR AGE: 60 DIRECTOR SINCE: March 2018 COMMITTEES: • Compensation • Nominating, Governance, and Corporate Responsibility (Chair)

PAMELA THOMAS-GRAHAM

Pamela Thomas-Graham has served as a member of our Board since March 2018. Since August 2016, Ms. Thomas-Graham has served as the Founder and Chief Executive Officer of Dandelion Chandelier LLC, a private digital media enterprise focused on the world of luxury. From 2010 to August 2016, she served as a member of the Executive Board at Credit Suisse Group AG, a multinational investment bank and financial services company. While at the firm she served in several different roles, including Chair, New Markets for the global Private Bank, and Global Chief Marketing and Talent Officer.

From 2008 to 2010, she served as a Managing Director at Angelo, Gordon & Co., a privately held investment firm. From 2005 through 2007, Ms. Thomas-Graham was a Group President of Liz Claiborne Inc. (now Tapestry). She served as President and Chief Executive Officer of NBC Universal’s CNBC television, and President and Chief Executive Officer of CNBC.com, beginning in 1999. She began her career at global consultancy McKinsey & Co. in 1989, becoming the firm’s first black woman partner in 1995.

Ms. Thomas-Graham served on the board of directors of Norwegian Cruise Line Holdings Ltd. from 2018 to 2021, The Clorox Company from 2005 to 2021, including as its Lead Independent Director from 2016 to 2021, and Anthemis Digital Acquisitions I Corp. from 2021 to May 2023. She currently serves as a board member of Bumble Inc.; Compass, Inc.; Rivian Automotive, Inc.; and the Bermuda-based Bank of N.T. Butterfield & Son Limited.

SKILLS AND EXPERIENCE

We believe Ms. Thomas-Graham is qualified to serve on our Board because she brings invaluable strategic, operational, and corporate governance experience as a board member, chief executive officer and executive leader of several public and private companies. Her extensive experience in branding and management consulting enables her to contribute to the oversight of the Company. Ms. Thomas-Graham holds a B.A. in Economics from Harvard University and a joint M.B.A. - J.D. from Harvard Business School and Harvard Law School.

OTHER CURRENT PUBLIC BOARD DIRECTORSHIPS

•  Bank of N.T. Butterfield & Son Limited

•  Bumble Inc.

•  Compass, Inc.

•  Rivian Automotive, Inc.

2023 PROXY STATEMENT	|	29

                    PROPOSAL NO. 1: ELECTION OF DIRECTORS

CONTINUING DIRECTORS

The directors who are serving for terms that end after the Annual Meeting and their ages, occupations, and length of service on our Board as of the date of this Proxy Statement are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

NAME OF DIRECTOR	AGE	POSITION	DIRECTOR SINCE

CLASS II DIRECTORS:

JON CALLAGHAN(1)(2)	54	Director	April 2015

JAY HOAG(3)	65	Director	August 2018

JONATHAN MILDENHALL	56	Director	February 2022

CLASS III DIRECTOR:

KAREN BOONE(4)	49	Chairperson of the Board	January 2019

(1)	Member of audit committee

(2)	Member of the nominating, governance, and corporate responsibility committee

(3)	Chairperson of the compensation committee

(4)	Chairperson of the audit committee

AGE: 49 DIRECTOR SINCE: January 2019 COMMITTEES: • Audit (Chair) • Nominating, Governance, and Corporate Responsibility

KAREN BOONE

Chairperson of the Board, since September 2022

Lead Independent Director, from October 2021 through August 2022

Karen Boone has served as a member of our Board since January 2019. Ms. Boone most recently served as the President and Chief Financial and Administrative Officer of Restoration Hardware, Inc., a home furnishings company, from May 2014 to August 2018 and as Chief Financial Officer from June 2012 to May 2014. Prior to that, from 1996 to 2012, Ms. Boone held various roles at Deloitte & Touche LLP, a public accounting firm, most recently as an Audit Partner. Ms. Boone currently serves on the board of directors of Sonos, Inc., Rivian Automotive, Inc. and several private companies.

SKILLS AND EXPERIENCE

We believe Ms. Boone is qualified to serve on our Board because of her extensive product and retail experience leading a consumer brand and her expertise and background with regard to overseeing administrative functions, including human resources, investor relations, accounting and legal. Ms. Boone’s experience in strategic and financial planning for public companies, including her service on the boards and audit committees of public companies, brings essential leadership and financial expertise to our Board. Ms. Boone holds a B.S. in Business Economics from the University of California, Davis.

OTHER CURRENT PUBLIC BOARD DIRECTORSHIPS

•  Sonos, Inc.

•  Rivian Automotive, Inc.

30	|	2023 PROXY STATEMENT

                    PROPOSAL NO. 1: ELECTION OF DIRECTORS

DIRECTOR AGE: 54 DIRECTOR SINCE: April 2015 COMMITTEES: • Audit • Nominating, Governance, and Corporate Responsibility

JON CALLAGHAN

Jon Callaghan has served as a member of our Board since April 2015. Mr. Callaghan is a founder and Managing Member of True Ventures, a venture capital firm, where he has served since January 2006. Prior to True Ventures, Mr. Callaghan served as a Managing Director at Globespan Capital, a venture capital firm, and as a Managing Partner at CMGI@Ventures, CMGI Inc.’s affiliated venture capital group. Mr. Callaghan served on the board of directors of Fitbit, Inc. from September 2008 to May 2018 and currently serves as a member of the board of directors of several private companies.

SKILLS AND EXPERIENCE

We believe Mr. Callaghan is qualified to serve on our Board because of his extensive experience working with the management teams of, and investing in, a number of privately and publicly held companies. As a venture capitalist investor, he brings an entrepreneurial spirit and experience building technology companies. Mr. Callaghan holds a B.A. in Government from Dartmouth College and an M.B.A. from Harvard Business School.

OTHER CURRENT PUBLIC BOARD DIRECTORSHIPS

•  None

DIRECTOR AGE: 65 DIRECTOR SINCE: August 2018 COMMITTEES: • Compensation (Chair)

JAY HOAG

Jay Hoag has served as a member of our Board since August 2018. Mr. Hoag is a co-founder and General Partner of TCV where he has served since June 1995. Mr. Hoag currently serves on the board of directors of TripAdvisor, Inc., Zillow Group, Inc., and Netflix Inc. Mr. Hoag also previously served on the board of directors of various public companies, including Electronic Arts until August 2021 and TCV Acquisition Corp. until March 2023.

SKILLS AND EXPERIENCE

We believe Mr. Hoag is qualified to serve on our Board because of his extensive experience working with the management teams of, and investing in, a number of privately and publicly held companies. As a technology investor and board member of numerous companies, Mr. Hoag brings valued insights on topics such as corporate strategy and risk management. Mr. Hoag holds a B.A. from Northwestern University and an M.B.A. from the University of Michigan.

OTHER CURRENT PUBLIC BOARD DIRECTORSHIPS

•  TripAdvisor, Inc.

•  Zillow Group, Inc.

•  Netflix Inc.

2023 PROXY STATEMENT	|	31

                    PROPOSAL NO. 1: ELECTION OF DIRECTORS

DIRECTOR AGE: 56 DIRECTOR SINCE: February 2022 COMMITTEES: • None

JONATHAN MILDENHALL

Jonathan Mildenhall has served as a member of our Board since February 2022. Mr. Mildenhall is the Co-Founder and Executive Chairman of TwentyFirstCenturyBrand, a consumer brand strategy and marketing consultancy firm. He also serves on a number of private company boards including Fanatics and GoFundMe, and previously served on the board of Northern Star Investment Corp. IV, a public company, from March 2021 to September 2023. Prior to co-founding TwentyFirstCenturyBrand, Mr. Mildenhall served as Chief Marketing Officer of Airbnb from 2014 to 2018. Before Airbnb, Mr. Mildenhall led The Coca-Cola Company’s marketing initiatives as Senior Vice President of global advertising strategy and content excellence from 2007 to 2013 and as Senior Vice President of integrated marketing communication and design excellence from 2013 to 2014. Earlier in his career, Mr. Mildenhall served in various management positions in marketing and advertising.

SKILLS AND EXPERIENCE

We believe Mr. Mildenhall is qualified to serve on our Board because of his extensive experience with regard to corporate and consumer brand strategy, marketing, and advertising. Furthermore, Mr. Mildenhall has helped companies innovate and strive for diverse and inclusive representation not only in the marketing and advertising sectors, but as a globally focused initiative. Mr. Mildenhall holds a Higher National Diploma in Business and Finance from The Manchester Metropolitan University. He completed the Advanced Management Program at Harvard Business School and holds an Honorary Doctorate in Business Administration from The Manchester Metropolitan University.

OTHER CURRENT PUBLIC BOARD DIRECTORSHIPS

•  None

There are no family relationships among our directors and executive officers.

32	|	2023 PROXY STATEMENT

                    PROPOSAL NO. 1: ELECTION OF DIRECTORS

NON-EMPLOYEE DIRECTOR COMPENSATION

Under our current compensation practices, our non-employee directors receive equity compensation for their service as directors, which we believe reinforces alignment with our stockholders and is consistent with our overall compensation philosophy. Through August 2022, each non-employee director was entitled to receive equity awards under our 2019 Equity Incentive Plan (the “2019 Plan”) in the form of options to purchase shares of our Class A common stock (an “Option”), restricted stock unit (“RSU”) awards, or a 50%-50% combination thereof pursuant to our “Equity Choice Program” as described in the “Compensation Discussion and Analysis—Equity Choice Program” section below. Since September 2022, non-employee directors are entitled to receive equity awards solely in RSUs. Non-employee directors do not receive any cash compensation for service on our Board.

Our compensation arrangements for non-employee directors are reviewed periodically by our compensation committee and our Board. In addition, at the compensation committee’s direction, Compensia, Inc. (“Compensia”), the compensation committee’s independent compensation consultant, provides a competitive analysis of director compensation levels, practices, and design features as compared to the general market as well as our compensation peer group.

Initial Equity Grant. Each non-employee director appointed to our Board is granted an initial equity award having an aggregate value of $500,000 based on the preceding 15-day volume weighted average price of our Class A common stock. Through August 2022, such grants were made pursuant to the “Equity Choice Program,” and following September 2022, such awards are made in the form of RSUs. Each award will vest with respect to 1/3rd of the total number of shares subject to such award on each annual anniversary of the grant, in each case, so long as such non-employee director continues to provide service through such date. Each initial equity grant will accelerate in full upon the consummation of a Corporate Transaction (as defined in the 2019 Plan).

Annual Equity Grant. On the date of each annual meeting of stockholders, each non-employee director who is serving on our Board and will continue to serve on our Board immediately following the date of such annual meeting, will automatically be granted RSUs having an aggregate value of $325,000 based on the preceding 15-day volume weighted average price of our Class A common stock (the “Annual Equity Grant”). In February 2023, the Board amended the non-employee director compensation program to provide for the grant, on the date of each annual meeting of stockholders, to the non-employee Chairperson of the Board and each Chairperson of a committee of the Board, of an annual incremental RSU award having an aggregate value of $90,000 and $15,000, respectively, based on the preceding 15-day volume weighted average price of our Class A common stock (the “Annual Chairperson Equity Grants”). Accordingly, on March 7, 2023, the non-employee Chairperson of the Board and each Chairperson of a committee of the Board received an additional equity grant having an aggregate value of $67,500 and $11,250, respectively, prorated from March 7, 2023 through the date of the next annual meeting of stockholders, based on the preceding 15-day volume weighted average price of our Class A common stock. Each of the Annual Equity Grant and Annual Chairperson Equity Grant will typically vest with respect to 1/4th of the total number of RSUs subject to such award on each quarterly anniversary of the date of grant, such that the equity award will be fully vested on the one-year anniversary of the date of grant, or if earlier, the next annual meeting of stockholders, in each case, so long as such non-employee director continues to provide service through such date. Given the timing of the first Annual Chairperson Equity Grants, the March 7, 2023 Annual Chairperson Equity Grants vest with respect to one-third of the total number of RSUs subject to such awards on each of (i) June 6, 2023, (ii) September 6, 2023 and (iii) the earlier of (A) December 6, 2023 and (B) the date of the Company’s 2023 Annual Meeting. Each Annual Equity Grant and Annual Chairperson Equity Grant will accelerate in full upon the consummation of a Corporate Transaction (as defined in our 2019 Plan).

2023 PROXY STATEMENT	|	33

                    PROPOSAL NO. 1: ELECTION OF DIRECTORS

The following table provides information for the fiscal year ended June 30, 2023 regarding all compensation awarded to, earned by, or paid to each person who served as a director for some portion or all of Fiscal 2023, other than Messrs. McCarthy and Foley. Messrs. McCarthy (our current CEO and President) and Foley (the former Executive Chair of our Board and previously our CEO) are not included in the table below, as they served as employees of the Company in Fiscal 2023 and received no additional compensation for their service as directors. The compensation received by Messrs. McCarthy and Foley as employees is shown in the “Executive Compensation—Fiscal 2023 Summary Compensation Table” below.

NAME	RESTRICTED STOCK UNIT AWARDS ($)(1)(4)		TOTAL ($)

KAREN BOONE	440,333	(2)	440,333	(2)

JON CALLAGHAN	362,212		362,212

JAY HOAG	373,382	(3)	373,382	(3)

PAMELA THOMAS-GRAHAM	373,382	(3)	373,382	(3)

ANGEL L. MENDEZ	362,212		362,212

JONATHAN MILDENHALL	362,212		362,212

TOTAL			$2,273,734

(1)

The amounts reported in this column represent the aggregate grant date fair value of RSU awards made to directors in Fiscal 2023 computed in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718, or ASC 718. These amounts do not reflect the actual economic value realized by the director, which will vary depending on the performance of our Class A common stock. There were no fees earned or paid in cash or option awards awarded to or earned by directors in Fiscal 2023.

(2)

In February 2023, the Board amended the non-employee director compensation program to grant the non-employee Chairperson of the Board and each Chairperson of a Committee of the Board an incremental equity award. Accordingly, on March 7, 2023, Ms. Boone received incremental prorated grants of RSUs having values of $67,000 and $11,250 for her roles as Chairperson of the Board and as Chairperson of the Audit Committee, respectively, The aggregate grant date fair value of the March 7, 2023 incremental RSU awards was $78,122.

(3)

In connection with the amendment to the non-employee director compensation program described above, on March 7, 2023, Mr. Hoag and Ms. Thomas-Graham each received an incremental prorated grant of RSUs having a value of $11,250 each, for their roles as a Chairperson of the Compensation Committee and Chairperson of the Nominating, Governance, and Corporate Responsibility Committee, respectively. The aggregate grant date value of the March 7, 2023 incremental RSU awards was $11,170 for each of Mr. Hoag and Ms. Thomas-Graham.

(4)

The following table sets forth information regarding the aggregate number of shares of our Class A common stock and Class B common stock underlying outstanding stock options and RSUs held by our non-employee directors as of June 30, 2023:

NAME	NUMBER OF SHARES UNDERLYING UNEXERCISED STOCK OPTIONS HELD AT FISCAL YEAR END		NUMBER OF SHARES UNDERLYING UNVESTED RSUS HELD AT FISCAL YEAR END

KAREN BOONE	472,319	(1)	18,466

JON CALLAGHAN	40,435		14,535

JAY HOAG	40,435		15,097

PAMELA THOMAS-GRAHAM	383,554	(2)	15,097

ANGEL L. MENDEZ	24,859		14,535

JONATHAN MILDENHALL	24,859		14,535

(1)	450,000 of these unexercised options are options to purchase shares of our Class B common stock.

(2)	368,116 of these unexercised options are options to purchase shares of our Class B common stock.

34	|	2023 PROXY STATEMENT

PELOTON INTERACTIVE, INC. PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has appointed Ernst & Young LLP as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the fiscal year ending June 30, 2024 and recommends that stockholders vote for ratification of such appointment. The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2024 requires the affirmative vote of the holders of a majority of the voting power of our Class A common stock and Class B common stock, voting together as a single class, that are present in person (virtually) or represented by proxy at the Annual Meeting. In the event that the appointment of Ernst & Young LLP is not ratified by our stockholders, the audit committee will consider whether it is appropriate to appoint another independent registered public accounting firm, but it will not be obligated to do so. Even if the appointment is ratified, the audit committee, in its discretion, may appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Ernst & Young LLP audited our financial statements for the fiscal year ended June 30, 2023 and has served as our independent registered public accounting firm since 2017. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and they will be given an opportunity to make a statement at the Annual Meeting if they desire to do so and will be available to respond to appropriate questions.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES

We regularly review the services and fees from our independent registered public accounting firm. These services and fees are also reviewed with and pre-approved by our audit committee annually. In accordance with standard policy, Ernst & Young LLP will periodically rotate the individuals who are responsible for our audit.

During the fiscal years ended June 30, 2022 and 2023, fees for services provided by Ernst & Young LLP were as follows:

	FISCAL YEAR ENDED JUNE 30, 2022	FISCAL YEAR ENDED JUNE 30, 2023

FEES BILLED TO PELOTON

AUDIT FEES(1)	$4,521,0000	$5,143,900

AUDIT-RELATED FEES(2)	—	—

TAX FEES(3)	9,000	20,000

ALL OTHER FEES(4)	—	—

TOTAL FEES	$4,530,000	$5,163,900

(1)

“Audit fees” include fees for audit services primarily related to the audit of our annual consolidated financial statements; the review of our quarterly consolidated financial statements; comfort letters, consents, and assistance with and review of documents filed with the SEC; and other accounting and financial reporting consultation and research work billed as audit fees or necessary to comply with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”).

(2)	“Audit-related fees” includes fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements.

(3)

“Tax fees” include fees for tax compliance and advice. Tax advice fees encompass a variety of permissible tax services, including technical tax advice related to federal and state and international income tax matters, assistance with sales tax and assistance with tax audits.

(4)	“All other fees” includes fees for services other than the services reported in audit fees, audit-related fees, and tax fees.

2023 PROXY STATEMENT	|	35

                    PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm, the scope of services provided by the independent registered public accounting firm, and the fees for the services to be performed. These services may include audit services, audit-related services, tax services, and other services. In addition, the audit committee has established procedures by which the chairperson of the audit committee may pre-approve such services up to $200,000 per service matter or project, subject to ratification by the audit committee at its next regularly scheduled quarterly meeting following such approval. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

All of the services relating to the fees described in the table above were approved by our audit committee.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2024

36	|	2023 PROXY STATEMENT

PELOTON INTERACTIVE, INC. REPORT OF THE AUDIT COMMITTEE

The information contained in the following report of our audit committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”) unless and only to the extent that we specifically incorporate it by reference.

The principal purpose of the audit committee is to assist the board of directors in its general oversight of our accounting practices, system of internal controls, audit processes and financial reporting processes. The audit committee is responsible for appointing and retaining our independent auditor and approving the audit and non-audit services to be provided by the independent auditor. The audit committee’s function is more fully described in its charter.

Our management is responsible for preparing our financial statements and ensuring they are complete and accurate and prepared in accordance with generally accepted accounting principles. Ernst & Young LLP, our independent registered public accounting firm for the fiscal year ended June 30, 2023, was responsible for performing an independent audit of our consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

Our audit committee has reviewed and discussed with our management and Ernst & Young LLP our audited consolidated financial statements for the fiscal year ended June 30, 2023. Our audit committee has also discussed with Ernst & Young LLP the matters required to be discussed by the applicable requirements of the PCAOB and the SEC.

Our audit committee has received and reviewed the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the PCAOB regarding the independent accountant’s communications with our audit committee concerning independence and has discussed with Ernst & Young LLP its independence from us.

Based on the review and discussions referred to above, our audit committee recommended to our Board that the audited consolidated financial statements be included in our annual report on Form 10-K for the fiscal year ended June 30, 2023 for filing with the SEC.

Members of our audit committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditor. Accordingly, the audit committee’s oversight does not provide an independent basis to determine that management has maintained the appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the audit committee’s consideration and discussions do not assure that the audit of the company’s consolidated financial statements have been carried out in accordance with the standards of the PCAOB, that the consolidated financial statements are presented in accordance with the accounting principles generally accepted in the United Statements and that Ernst & Young LLP is in fact “independent.”

SUBMITTED BY THE AUDIT COMMITTEE

Karen Boone, Chairperson

Jon Callaghan

Angel L. Mendez

2023 PROXY STATEMENT	|	37

PELOTON INTERACTIVE, INC. EXECUTIVE OFFICERS

The names of our executive officers, their ages as of the date of this proxy statement, and their positions are shown below.

NAME	AGE	POSITION

EXECUTIVE OFFICERS:

BARRY MCCARTHY	70	Chief Executive Officer, President, and Director

ELIZABETH CODDINGTON	47	Chief Financial Officer

LESLIE BERLAND	45	Chief Marketing Officer

NICK CALDWELL	41	Chief Product Officer (effective November 1, 2023)

THOMAS CORTESE	43	Chief Product Officer (through October 31, 2023)

JEN COTTER	51	Chief Content Officer

ANDY RENDICH	56	Chief Supply Chain Officer

Our Board appoints executive officers, who then serve at the discretion of our Board. There is no family relationship among any of the directors or executive officers.

For information regarding Mr. McCarthy, please refer to “Proposal No. 1—Election of Directors.”

ELIZABETH CODDINGTON has served as our CFO since June 2022. Ms. Coddington most recently served as Vice President of Finance for Amazon Web Services (“AWS”) at Amazon.com, Inc. (“Amazon”) from January 2021 to June 2022, and in finance roles of increasing responsibility at AWS since joining Amazon in March 2016. Prior to joining Amazon, Ms. Coddington served as Chief Financial Officer of Adara, Inc.; Vice President, Finance, and Chief Financial Officer at Walmart.com at Walmart Inc.; and Vice President, Financial Planning and Analysis at Netflix, Inc. Ms. Coddington holds a Bachelor of Science in Chemical Engineering from the Massachusetts Institute of Technology and a Master of Business Administration from the University of North Carolina at Chapel Hill.

LESLIE BERLAND has served as our Chief Marketing Officer since January 2023. Prior to joining Peloton, Ms. Berland most recently served as Chief Marketing Officer at Twitter from February 2016 to November 2022 and also served as the Head of People at Twitter from 2017 to 2021. Prior to joining Twitter, Ms. Berland spent 10 years at American Express, most recently as Executive Vice President, Global Advertising, Marketing & Digital Partnerships. Earlier in her career, Ms. Berland led public relations and online communications strategies for global brands on the agency side. She previously served on the boards of the Advertising Council and the Make-A-Wish Foundation. Ms. Berland holds a Bachelor of Science from Boston University’s College of Communication.

NICK CALDWELL will serve as our Chief Product Officer effective November 1, 2023. Mr. Caldwell was previously Vice President of Engineering for Consumer Products at Twitter from June 2020 to December 2021, and General Manager for Core Technologies at Twitter from December 2021 to November 2022. From February 2020 to June 2020, Mr. Caldwell served as Senior Director, Product and Engineering at Google. From October 2018 to June 2020, Mr. Caldwell served as Chief Product Officer for Looker Data Sciences, a business intelligence firm acquired by Google in 2020. Prior to that, Mr. Caldwell held the position of Vice President of Engineering for Reddit from October 2016 to October 2018. Mr. Caldwell also spent fifteen years at Microsoft and held various positions, most recently as General Manager for the Power BI product organization. Mr. Caldwell has served on the Board of Directors of HubSpot Inc. since January 2021 and serves on the boards of several private companies, including Bitly, Inc. and True Search.

38	|	2023 PROXY STATEMENT

                    EXECUTIVE OFFICERS

Mr. Caldwell holds a degree in computer science and electrical engineering from Massachusetts Institute of Technology and a Master of Business Administration from U.C. Berkeley Haas School of Business.

THOMAS CORTESE is one of our co-founders and has served as our Chief Product Officer since August 2021. Mr. Cortese will transition to a non-executive senior advisor role on November 1, 2023. From February 2012 to August 2021, Mr. Cortese served as our Chief Operating Officer and from April 2019 to August 2021 he served as our Head of Product Development. Prior to our founding, Mr. Cortese served as the Chief Executive Officer of Proust.com, an online social media and memory sharing company, and a subsidiary of IAC/InterActiveCorp, a media and internet company, from February 2010 to January 2012. From February 2008 to February 2010, Mr. Cortese served as the Vice President of Product Management at Pronto.com, a price comparison service platform and a subsidiary of IAC/InterActiveCorp. Mr. Cortese holds a B.A. in Philosophy from The George Washington University.

JEN COTTER has served as our Chief Content Officer since May 2019. Previously, Ms. Cotter served as Chief Content Officer for ProCaps Laboratories from January to May 2019 and co-founded and led The JJB Collective, an agency serving clients on the evolution of brand, product, multi-channel, and creative strategy, from January 2018 to May 2019. From June 2005 to December 2017, Ms. Cotter held various roles at HSN, a leading interactive and lifestyle retailer, including Vice President, Talent; Senior Vice President, Television and On-Air Development; and Executive Vice President—Content, Programming and Television. Ms. Cotter holds a B.A. in Communication and Media Studies from Seton Hall University and a Certificate in Diversity and Inclusion from Cornell University.

ANDY RENDICH has served as our Chief Supply Chain Officer since March 2022. Previously, Mr. Rendich served as Chief Operating Officer at Grove Collaborative from January 2019 to March 2022 and held several executive and officer roles with Eat Just, Good Eggs and Walmart, as well as board and advisory roles in many companies. Mr. Rendich currently serves as an advisor to the TCV Velocity Fund. He also spent more than 12 years at Netflix in a variety of executive positions, including Chief Service and Operations Officer. Mr. Rendich holds a Bachelors of Technology in Computer Engineering Technology from Rochester Institute of Technology and an Associates of Science from Alfred State College—SUNY College of Technology.

2023 PROXY STATEMENT	|	39

PELOTON INTERACTIVE, INC. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of September 30, 2023, by:

•	each of our named executive officers;
•	each of our directors or director nominees;
•	all of our directors and executive officers as a group; and
•	each stockholder known by us to be the beneficial owner of more than 5% of our outstanding shares of our Class A common stock or Class B common stock.

We have determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares beneficially owned, subject to applicable community property laws.

Applicable percentage ownership is based on 342,407,114 shares of Class A common stock and 18,016,072 shares of Class B common stock outstanding as of September 30, 2023. Shares of our Class A common stock and Class B common stock subject to stock options that are currently exercisable or exercisable within 60 days of September 30, 2023 or RSUs that may vest and settle within 60 days of September 30, 2023 are deemed to be outstanding and to be beneficially owned by the person holding the stock options or RSUs for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each of the individuals and entities listed in the table below is c/o Peloton Interactive, Inc., 441 Ninth Avenue, Sixth Floor, New York, New York 10001.

40	|	2023 PROXY STATEMENT

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

	SHARES BENEFICIALLY OWNED				% OF TOTAL VOTING POWER(1)
	CLASS A		CLASS B
NAME OF BENEFICIAL OWNER	SHARES	%	SHARES	%

DIRECTORS AND NAMED EXECUTIVE OFFICERS:

BARRY MCCARTHY(2)	3,500,250	1.0	—	—	*

KAREN BOONE(3)	98,053	*	450,000	2.4	1.3

JONATHAN CALLAGHAN(4)	861,192	*	—	—	*

JAY HOAG(5)	62,800	*	—	—	*

ANGEL L. MENDEZ(6)	30,089	*	—	—	*

JONATHAN MILDENHALL(7)	30,089	*	—	—	*

PAMELA THOMAS-GRAHAM(8)	40,501	*	368,116	2.0	1.0

ELIZABETH CODDINGTON(9)	282,034	—	—	—	*

LESLIE BERLAND(10)	45,000	*	—	—	*

THOMAS CORTESE(11)	1,003,216	*	4,202,338	20.8	12.1

JENNIFER COTTER(12)	436,754	*	159,604	*	*

JOHN FOLEY(13)	5,904,809	1.7	5,817,958	24.5	17.2

ALL EXECUTIVE OFFICERS AND DIRECTORS AS A GROUP (12 PERSONS)(14)	6,638,538	1.9	5,180,058	24.4	15.5

OTHER 5% STOCKHOLDERS:

ENTITIES AFFILIATED WITH TCV(15)	6,218,039	1.8	15,602,635	86.6	45.3

THE VANGUARD GROUP(16)	27,127,665	7.9	—	—	3.9

T. ROWE PRICE ASSOCIATES, INC.(17)	20,972,712	6.1	—	—	3.0

CAPITAL WORLD INVESTORS(18)	24,473,268	7.1	—	—	3.5

ENTITIES AFFILIATED WITH MORGAN STANLEY(19)	37,398,812	22.9	—	—	11.2

*	Less than 1%

(1)

Percentage of total voting power represents voting power with respect to all shares of our Class A common stock and Class B common stock, as a single class. The holders of our Class B common stock are entitled to 20 votes per share, and holders of our Class A common stock are entitled to one vote per share.

(2)

Represents (i) 250 shares of Class A common stock held of record by spouse and (ii) 3,500,000 shares underlying options to purchase shares of Class A common stock that are exercisable within 60 days of September 30, 2023.

(3)

Represents (i) 75,734 shares of Class A common stock, (ii) 22,319 shares underlying options to purchase shares of Class A common stock that are exercisable within 60 days of September 30, 2023, and (iii) 450,000 shares underlying options to purchase shares of Class B common stock that are exercisable within 60 days of September 30, 2023.

(4)

Represents (i) 21,803 shares of Class A common stock, (ii) 798,954 shares of Class A common stock held of record by Jonathan D. Callaghan and Christie Blom Callaghan, Trustees of the Callaghan Family Trust, and (iii) 40,435 shares underlying options to purchase shares of Class A common stock that are exercisable within 60 days of September 30, 2023.

(5)

Represents (i) 22,365 shares of Class A common stock and (ii) 40,435 shares underlying options to purchase shares of Class A common stock that are exercisable within 60 days of September 30, 2023. Mr. Hoag is a director of Technology Crossover Management IX, Ltd. and Technology Crossover Management X, Ltd. and a limited partner of Technology Crossover Management IX, L.P. and Technology Crossover Management X, L.P. which are entities affiliated with the TCV Funds described in note 15 below but does not hold voting or dispositive power over the shares held of record by the TCV Funds.

2023 PROXY STATEMENT	|	41

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(6)	Represents (i) 21,803 shares of Class A common stock and (ii) 8,286 shares underlying options to purchase shares of Class A common stock that are exercisable within 60 days of September 30, 2023.

(7)	Represents (i) 21,803 shares of Class A common stock and (ii) 8,286 shares underlying options to purchase shares of Class A common stock that are exercisable within 60 days of September 30, 2023.

(8)

Represents (i) 25,063 shares of Class A common stock, (ii) 15,438 shares underlying options to purchase shares of Class A common stock that are exercisable within 60 days of September 30, 2023, and (iii) 368,116 shares underlying options to purchase shares of Class B common stock that are exercisable within 60 days of September 30, 2023.

(9)

Represents (i) 32,441 shares of Class A common stock, (ii) 50,000 shares of Class A common stock underlying RSUs to acquire Class A common stock that are vested and settled within 60 days of September 30, 2023 and (iii)199,593 shares underlying options to purchase shares of Class A common stock that are exercisable within 60 days of September 30, 2023.

(10)	Represents 45,000 shares of Class A common stock underlying RSUs to acquire Class A common stock that are vested and settled within 60 days of September 30, 2023.

(11)

Represents (i) 14,251 shares of Class A common stock, (ii) 106,000 shares of Class A common stock held of record by The Harbor View Investments LLC, (iii) 793,398 shares underlying options to purchase shares of Class A common stock that are exercisable within 60 days of September 30, 2023, (iv) 1,612,750 shares of Class B common stock, (v) 261,052 shares of Class B common stock held of record by The Harbor View Investments LLC, (vi) 89,567 shares of Class A common stock underlying RSUs to acquire Class A common stock that are vested and settled within 60 days of September 30, 2023, (vii) 100,000 shares of Class B common stock held of record by The TPC 2021 GRAT 4, and (viii) 2,228,536 shares underlying options to purchase shares of Class B common stock that are exercisable within 60 days of September 30, 2023.

(12)

Represents (i) 46,156 shares of Class A common stock, (ii) 290,950 shares underlying options to purchase shares of Class A common stock that are exercisable within 60 days of September 30, 2023, (iii) 99,648 shares of Class A common stock underlying RSUs to acquire Class A common stock that are vested and settled within 60 days of September 30, 2023, and (iv) 159,604 shares underlying options to purchase shares of Class B common stock that are exercisable within 60 days of September 30, 2023.

(13)

Based on information contained in a Schedule 13G/A filed with the SEC on February 10, 2023, as well as the exercise of 2,676,923 Class B stock options and sale of the underlying shares in January and February 2023, as referenced in the Fiscal 2023 Stock Option Exercises and Stock Vested Table below. Represents (i) 4,786,232 shares of Class A common stock, (ii) 1,118,577 shares underlying options to purchase shares of Class A common stock, (iii) 117,958 shares of Class B common stock held of record by spouse, and (iv) 5,700,000 shares underlying options to purchase shares of Class B common stock. Pursuant to Mr. Foley’s February 10, 2023 Schedule 13G/A, the 4,786,232 shares of Class A common stock referenced in (i) above were pledged to secure obligations under prepaid variable forward sales contracts with an unaffiliated third party, including Mr. Foley’s obligation to deliver to such third party up to 4,786,232 shares of Class A common stock on the maturity date of the respective contracts. Of the shares of Class A common stock beneficially owned, Mr. Foley reported in his February 10, 2023 Schedule 13G/A that he had sole voting power and sole dispositive power with respect to 14,281,732 shares and shared voting power and shared dispositive power with respect to 117,958 shares. The address for Mr. Foley is 302A West 12th Street #108, New York, New York 10014.

(14)

Includes all Directors and Executive Officers as of September 30, 2023. Represents (i) 1,261,899 shares of Class A common stock, (ii) 4,996,551 shares underlying options to purchase shares of Class A common stock that are exercisable within 60 days of September 30, 2023, (iii) 380,088 shares of Class A common stock underlying RSUs to acquire Class A common stock that are vested and settled within 60 days of September 30, 2023, (iv) 1,973,802 shares of Class B common stock, and (v) 3,206,256 shares underlying options to purchase shares of Class B common stock that are exercisable within 60 days of September 30, 2023.

(15)

Represents (i) 2,602,444 shares of Class A common stock held of record by TCV IX, L.P., (ii) 734,319 shares of Class A common stock held of record by TCV IX (A) Opportunities, L.P., (iii) 138,996 shares of Class A common stock held of record by TCV IX (B), L.P., (iv) 200,654 shares of Class A common stock held of record by TCV Member Fund, L.P., (v) 1,878,926 shares of Class A common stock held of record by TCV X, L.P., (vi) 465,945 shares of Class A common stock held of record by TCV X (A) Blocker, L.P., (vii) 91,608 shares of Class A common stock held of record by TCV X (B), L.P., (viii)105,147 shares of Class A common stock held of record by TCV X. Member Fund, L.P., (ix) 9,091,405 shares of Class B common stock held of record by TCV IX, L.P., (x) 2,565,254 shares of Class B common stock held of record by TCV IX (A) Opportunities, L.P., (xi) 485,543 shares of Class B common stock held of record by TCV IX (B), L.P., (xii) 704,842 shares of Class B common stock held of record by TCV Member Fund, L.P., (xiii) 2,037,126 shares of Class B common stock held of record by TCV X, L.P., (xiv) 505,169 shares of Class B common stock held of record by TCV X (A) Blocker, L.P., (xv) 99,314 shares of Class B common stock held of record by TCV X (B), L.P., and (xvi) 113,982 shares of Class B common stock held of record by TCV X Member Fund, L.P., collectively the TCV Funds. Technology Crossover Management IX, Ltd., or Management IX, is the sole general partner of Technology Crossover Management IX, L.P., or TCM IX, which in turn is the sole general partner of TCV IX, L.P. TCM IX is also the sole general partner of TCV IX (A), L.P., which is the sole shareholder of TCV IX (A) Opportunities, Ltd., which in turn is the sole limited partner of TCV IX (A) Opportunities, L.P. TCM IX is also the sole general partner of TCV IX (B), L.P. Management IX is also a general partner of TCV Member Fund, L.P. Management IX may be deemed to have the sole voting and dispositive power over the shares held by TCV IX, L.P., TCV IX (A) Opportunities, L.P., TCV IX (B), L.P., and TCV Member Fund, L.P. Technology Crossover Management X, Ltd., or Management X, is the sole general partner of Technology Crossover Management X, L.P., or TCM X, which in turn is the sole general partner of TCV X, L.P. TCM X is also the sole general partner of TCV X (A), L.P., which in turn is the sole shareholder of TCV X (A) Blocker, Ltd, which in turn is the sole limited partner of TCV X (A) Blocker, L.P. TCM X is also the sole general partner of TCV X (A) Blocker, L.P. and TCV X (B), L.P. Management X is also the general partner of TCV X Member Fund, L.P. Management X may be deemed to have the sole voting and dispositive power over the shares held by TCV X, L.P., TCV X (A) Blocker, L.P., TCV X (B), L.P., and TCV X Member Fund, L.P. The address of each of the foregoing entities is 250 Middlefield Road, Menlo Park, California 94025.

(16)

Based solely on information contained in a Schedule 13G filed with the SEC on February 9, 2023. Of the shares of Class A common stock beneficially owned, The Vanguard Group reported that it had shared voting power with respect to 103,978 shares, sole dispositive power with respect to 26,719,986 shares, and shared dispositive power with respect to 407,679 shares. The address for The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

42	|	2023 PROXY STATEMENT

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(17)

Based solely on information contained in a Schedule 13G/A filed with the SEC on June 12, 2023. Of the shares of Class A common stock beneficially owned, T. Rowe Price Associates, Inc. reported that it had sole voting power with respect to 13,152,234 shares and sole dispositive power with respect to 20,972,712 shares. The address for T. Rowe Price Associates is 100 E. Pratt Street, Baltimore, Maryland 21202.

(17)

Based solely on information contained in a Schedule 13G filed with the SEC on February 13, 2023. Of the shares of Class A common stock beneficially owned, Capital World Investors reported that it had sole voting power with respect to 24,473,268 shares, and sole dispositive power with respect to 24,473,268 shares. The address for Capital World Investors is 333 South Hope Street, 55th Floor, Los Angeles, California 90071.

(18)

Based solely on information contained in a Schedule 13G/A filed with the SEC on October 10, 2023. Represents 39,490,728 shares of Class A common stock held of record by Morgan Stanley and 39,002,152 shares of Class A Common Stock held of record by Morgan Stanley Investment Management Inc. Of the shares of Class A common stock beneficially owned, Morgan Stanley reported that it had shared voting power with respect to 37,138,815 shares and shared dispositive power with respect to 39,490,728 shares. Of the shares of Class A common stock beneficially owned, Morgan Stanley Investment Management Inc. reported that it had shared voting power with respect to 36,735,435 shares and shared dispositive power with respect to 39,002,152 shares. The address for Morgan Stanley is1585 Broadway New York, New York 10036 and the address for Morgan Stanley Investment Management Inc. is 522 5th Avenue 6th Floor, New York, New York 10036.

2023 PROXY STATEMENT	|	43

PELOTON INTERACTIVE, INC. EXECUTIVE COMPENSATION COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis (“CD&A”) describes the compensation program for our named executive officers for Fiscal 2023. Our named executive officers and their positions during Fiscal 2023 were:

•	Barry McCarthy, our Chief Executive Officer and President;
•	Elizabeth Coddington, our Chief Financial Officer;
•	Thomas Cortese, our Co-founder and Chief Product Officer;
•	Leslie Berland, our Chief Marketing Officer;
•	Jennifer Cotter, our Chief Content Officer; and
•	John Foley, our Co-founder and former Executive Chair of the Board.

The list of Fiscal 2023 named executive officers above encompasses: (i) our Principal Executive Officer, (ii) our Principal Financial Officer, (iii) the next three most highly-compensated executive officers (other than our Principal Executive Officer or Principal Financial Officer) who were serving in such capacity as of the last day of Fiscal 2023, and (iv) one additional individual for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer of the Company at the end of Fiscal 2023.

During Fiscal 2023, the following transitions occurred with respect to our named executive officers:

•	Mr. Foley separated employment with us as our Executive Chair, effective September 12, 2022; and
•	Ms. Berland commenced employment with us as our Chief Marketing Officer, effective January 18, 2023.

As previously announced on September 26, 2023, Mr. Cortese will be stepping down from his role of Chief Product Officer, effective November 1, 2023, to be succeeded by Nick Caldwell. For more information, please see “Potential Payments Upon Termination or Change in Control — Separation Arrangements with Named Executive Officers” below.

This CD&A describes the material elements of our executive compensation program during Fiscal 2023. It also provides an overview of our executive compensation philosophy, core principles, and objectives. Finally, it analyzes how and why the compensation committee of our Board arrived at the specific compensation determinations for our named executive officers for Fiscal 2023, including the key factors that the compensation committee considered in deciding our executives’ compensation.

44	|	2023 PROXY STATEMENT

                    EXECUTIVE COMPENSATION

EXECUTIVE SUMMARY

WHO WE ARE

We are the leading global fitness company with a highly engaged community of over 6.5 million Members, individuals who have a Peloton account through a paid Connected Fitness Subscription or a paid Peloton App Membership, across the United States, United Kingdom, Canada, Germany, and Australia. As a category innovator at the nexus of fitness, technology, and media, Peloton’s first-of-its-kind subscription platform seamlessly combines innovative hardware, distinctive software, and exclusive content. Our world-renowned instructors coach and motivate our Members to be the best version of themselves anytime, anywhere. Founded in 2012 and headquartered in New York City, Peloton continues to scale across the five markets in which it operates.

BUSINESS UPDATE

We entered Fiscal 2023 hard at work on the restructuring plan that we initiated in February 2022 to realign our operational focus to support our multi-year growth, enable us to scale the business, and facilitate improved costs (the “Restructuring Plan”). At that time, we had three primary short-term goals for the business: stabilizing cash flow, getting the right people in the right roles, and returning to growth.

Our Fiscal 2023 results reflect the substantial progress that we have made re-architecting our business in pursuit of these goals. We achieved positive free cash flow in the fourth quarter of Fiscal 2023, excluding the costs of a one-time legal settlement, which was an important milestone in rightsizing the cost structure of our business. Our Fiscal 2023 summary results were as follows:

•	Ending Connected Fitness Subscriptions of 3.078 million as of June 30, 2023, representing a 4% year-over-year increase;
•	Average Net Monthly Connected Fitness Churn of 1.4%
•	Revenue of $2,800.2 million, representing a 21.8% year over year decline
•	Net cash used in operating activities of (387.6) million
•	Net Loss of ($1,261.7) million
•	Free Cash Flow of ($470.0) million and
•	Adjusted EBITDA of ($208.5) million.

Please refer to Annex A for descriptions and reconciliations for each above non-GAAP financial measure (Free Cash Flow and Adjusted EBITDA) to their most directly comparable GAAP financial measure.

In Fiscal 2024, we will continue to focus on cost efficiencies while leaning into a range of growth initiatives. Our goals are:

•	return to year-over-year revenue growth
•	reach sustained positive adjusted EBITDA
•	reach sustained cash flow breakeven (without adjustment in our non-GAAP financial measures)
•	attract at least one million prospective Members to trial the Peloton App
•	restore international growth
•	expand corporate wellness and other commercial partnerships
•	continue reducing inventory
•	continue restructuring our retail store footprint
•	restructure middle mile warehouses and optimize last mile delivery network
•	reach cash flow breakeven with Precor
•	significantly improve Member Support and the overall hardware delivery experience
•	sell our Ohio manufacturing facility

With a significantly improved cost profile, a rebuilt executive team, and a growing number of growth initiatives underway, we believe we’re well positioned to return Peloton to consistent revenue growth and improved profitability.

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                    EXECUTIVE COMPENSATION

FISCAL 2023 EXECUTIVE COMPENSATION HIGHLIGHTS

Consistent with our performance and compensation objectives, the compensation committee and our Board took the following actions relating to the compensation of our named executive officers for and during Fiscal 2023:

•  Base Salary — The compensation committee reviews the base salaries of our executive officers on an annual basis and considers potential changes based on market data and individual performance and responsibilities, among other factors. In August 2022, the compensation committee determined to maintain the annual base salaries for our CEO and our other named executive officers who were employed by the Company at that time at their Fiscal 2022 levels, except for Mr. Cortese and Ms. Cotter, whose base salaries were increased from $600,000 to $1,000,000 and from $525,000 to $1,000,000, respectively. Additionally, in May 2023 our Board determined to increase Mr. McCarthy’s base salary from $1,000,000 to $1,250,000.

•  No Annual Cash Bonus Program — For Fiscal 2023, we continued our historical practice of not maintaining a formal annual cash bonus plan for our executive officers, including our named executive officers. Our compensation program includes using “fixed” pay in the form of base salaries and “variable” pay in the form of long-term equity awards.

•  Regular Long-Term Incentive Compensation Awards — We believe providing variable pay in the form of long-term equity awards motivates and rewards individual initiative and effort, and the compensation committee designed our Fiscal 2023 compensation program so that a meaningful portion of our executive officers’ annual target total direct compensation was both “at-risk” and variable in nature.

During Fiscal 2023, we continued our practice of making our regular bi-annual “refresh” equity awards to each of Mr. Cortese and Ms. Cotter, whose awards were effective September 1, 2022 and March 1, 2023, respectively. The remaining named executive officers did not receive “refresh” equity awards during Fiscal 2023 for the following reasons:

•  Mr. McCarthy’s February 2022 equity awards were intended to be granted in lieu of any additional compensatory equity awards through approximately February 2026.

•  Ms. Coddington’s June 2022 new hire equity award was intended to be granted in lieu of any “refresh” equity awards she otherwise would have received during her first year of service.

•  Ms. Berland was hired in January 2023 and received a new hire equity award at that time, and therefore was not eligible for the second bi-annual “refresh” equity award given the proximity in time.

•  Mr. Foley was in the process of on-going discussions of his September 2022 transition at the time the first bi-annual “refresh” equity award was granted.

Effective September 2022, we also granted “Together We Go Far” equity awards to certain of our employees, including Mr. Cortese and Ms. Cotter, to motivate and retain our employees in light of our Restructuring Plan that was implemented in Fiscal 2022.

The March 2023 “refresh” equity awards were granted pursuant to our “Equity Choice Program,” as described below; while the September 2022 “refresh” and “Together We Go Far” equity awards were not granted pursuant to this program and therefore were granted solely in the form of RSU awards. All equity awards were granted pursuant to our 2019 Plan. These equity awards were granted to align our named executive officers’ incentives with the long-term interests of the Company and our stockholders and to focus our named executive officers on achieving our financial and strategic objectives. We believe that this approach provides balanced incentives for our executive officers to drive financial performance and further enhance their focus on long-term growth relative to shorter-term metrics.

•  Founder Transition Agreement with Mr. Foley — During Fiscal 2023, we entered into a founder transition agreement with Mr. Foley in connection with the Company’s and Mr. Foley’s mutual determination that Mr. Foley would step down from his position as our Executive Chair and to no longer serve as a member of our Board effective September 12, 2022 (the “Founder Transition Agreement”). The Founder Transition Agreement generally provided for Mr. Foley’s receipt of the non-change in control severance payments and benefits provided under our Severance and Change in Control Plan (the “Severance Plan”), except that the Company-paid health continuation coverage continues for up to 18 (rather than 12) months, and his vested stock options, which included stock options that were subject to accelerated vesting for 12 months beyond his separation date, pursuant to the Severance Plan, will remain exercisable through June 30, 2025. All option awards that would have remained unvested after the 12-month

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anniversary of his separation date, for which vesting was not accelerated, were forfeited. The Founder Transition Agreement also required that Mr. Foley would be subject to non-competition and non-solicitation covenants for one year post-termination and a one-year standstill restriction. For a summary of the material terms and conditions of the Founder Transition Agreement, see “Post-Employment Compensation — Founder Transition Agreement” below in this CD&A.

•  New Compensation Arrangements with Ms. Berland — During Fiscal 2023, we entered into an employment offer letter with Ms. Berland in connection with her appointment as our Chief Marketing Officer. This offer letter generally provides for her base salary, new hire equity awards, and eligibility to participate in the Severance Plan as a Tier 1 participant. For a summary of the material terms and conditions of this employment offer letter, see “Executive Compensation — Employment Arrangements” below.

In establishing Ms. Berland’s initial compensation arrangements, we took into consideration the requisite experience and skills that a qualified candidate would need to manage a growing business in a dynamic and ever-changing environment, the competitive market for similar positions at other comparable companies based on a review of compensation survey data, new Chief Marketing Officer pay packages at top technology companies, and the need to integrate her into the executive compensation structure that we have developed since our initial public offering, balancing both competitive and internal equity considerations.

RELATIONSHIP BETWEEN PAY AND PERFORMANCE

We strive to design our executive compensation program to balance the goals of attracting, motivating, rewarding, and retaining our executive officers, including our named executive officers, with the goal of promoting the interests of our stockholders. To ensure this balance and to motivate and reward individual initiative and effort, we seek to ensure that our program is designed so that a meaningful portion of our executive officers’ annual target total direct compensation is both “at-risk” and variable in nature. While we do not determine either “variable” or “fixed” pay for each executive officer with reference to a specific percentage of target total direct compensation, consistent with our “pay-for-performance” philosophy, generally, we seek to emphasize variable pay over fixed pay.

Generally, this philosophy is reflected in the target total direct compensation opportunities of our named executive officers. In Fiscal 2023, a substantial majority of the target total direct compensation granted to most of our executive officers consisted of variable pay consisting of long-term incentive compensation in the form of RSU awards that may be settled for shares of our Class A common stock.

Mr. McCarthy did not receive equity incentive compensation in Fiscal 2023 because the Board granted to him an Option in Fiscal 2022 with the intent that Mr. McCarthy would not be granted any additional equity awards for approximately four more years.

These variable pay elements ensured that a substantial majority of most of our named executive officers’ target total direct compensation for Fiscal 2023 was contingent (rather than fixed) in nature, with the amounts ultimately payable subject to variability above or below grant levels commensurate with our actual performance.

As we continue to mature as a public company, we believe that the compensation elements provided to all of our executive officers, including our named executive officers, will continue to emphasize “at-risk” and variable pay that should enable us to provide a balanced set of incentives for our executive officers to meet our business objectives and drive long-term growth.

EXECUTIVE COMPENSATION-RELATED POLICIES AND PRACTICES

We endeavor to maintain sound governance standards consistent with our executive compensation policies and practices. The compensation committee evaluates our executive compensation program on a regular basis to ensure that it is consistent with our short-term and long-term goals given the dynamic nature of our

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business and the market in which we compete for executive talent. The following summarizes our executive compensation and related policies and practices:

WHAT WE DO

•

Maintain an Independent Compensation Committee with Independent Compensation Consultant. The compensation committee consists solely of independent directors who establish our compensation practices. The compensation committee consults with an independent compensation consultant on compensation levels and practices.

•

Annual Executive Compensation Review. The compensation committee conducts an annual review and approval of our compensation strategy, including a review and determination of our compensation peer group used for comparative purposes and a review of our compensation-related risk profile to ensure that our compensation programs do not encourage excessive or inappropriate risk-taking and that the level of risk that they do encourage is not reasonably likely to have a material adverse effect on us.

•

Compensation At-Risk. Our executive compensation program is designed so that a significant portion of our named executive officers’ compensation is “at-risk,” as the value derived from equity awards is variable in nature based on corporate performance, to align the interests of our named executive officers and stockholders.

•	Multi-Year Vesting Requirements. The annual equity awards granted to our named executive officers vest over multi-year periods, consistent with current market practice and our retention objectives.

•

Use a Pay-for-Performance Philosophy. The majority of our named executive officers’ compensation is directly linked to corporate performance; we also structure their target total direct compensation opportunities with a significant long-term equity element, thereby making a substantial portion of each named executive officer’s target total direct compensation dependent upon our stock price performance. Because the majority of our named executive officers’ compensation is in the form of variable, “at-risk” pay, our named executive officers are incentivized to drive financial performance and further enhance their focus on long-term growth.

•

Compensation Recovery Policy. We have adopted a clawback policy in compliance with the new Exchange Act Rule 10D-1 and the corresponding Nasdaq listing standards. The clawback policy applies to equity awards and other incentive compensation awarded to executive officers granted after October 2, 2023. In addition to requiring the recovery of erroneously awarded compensation under the circumstances required by these rules, our clawback policy provides that our Compensation Committee may, in its discretion, determine to recover incentive compensation from a covered executive officer in the event of the officer’s fraud or intentional misconduct that materially contributed to the need for the restatement.

•

“Double-Trigger” Change in Control Arrangements. Under our Severance Plan, all change in control payments and benefits are based on a “double-trigger” arrangement (that is, they require both a change in control of the Company and a qualifying termination of employment before payments and benefits are paid).

WHAT WE DO NOT DO

•

No Executive Retirement Plans. We do not currently offer, nor do we have plans to offer, defined benefit pension plans or any nonqualified deferred compensation plans or arrangements to our named executive officers other than the plans and arrangements that are available to all employees. Our named executive officers are eligible to participate in our tax-qualified Section 401(k) retirement savings plan (the “Section 401(k) Plan”) on the same basis as our other employees.

•	Perquisites. We provide only limited perquisites or other personal benefits to our named executive officers.

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•

No Excise Tax Payments on Change in Control Compensation Arrangements. We do not provide any “golden parachute” excise tax reimbursement payments (including “gross-ups”) on payments or benefits contingent upon a change in control of the Company.

•

No Special Health or Welfare Benefits. We do not provide our named executive officers with any unique or special health or welfare benefit programs. They participate in our broad-based employee programs on the same basis as our other full-time, salaried employees.

•

No Hedging or Pledging of our Equity Securities. Under our Insider Trading Policy, we prohibit our employees, including our named executive officers and the non-employee members of our Board, from pledging Company securities as collateral for a loan, purchasing Company securities on margin, or placing Company securities in a margin account, with a limited exception for transactions previously approved by the Insider Trading Policy administrators and entered into prior to October 2022.

STOCKHOLDER ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

At our 2020 Annual Meeting of Stockholders, we conducted a non-binding stockholder advisory vote on the frequency (commonly known as a “Say-on-Frequency” vote) of future non-binding stockholder advisory votes on the compensation of our named executive officers (commonly known as a “Say-on-Pay” vote). Our stockholders expressed a preference for holding future Say-on-Pay votes on a triennial, rather than an annual or biennial, basis. In recognition of this preference and other factors considered, our Board determined that, until the next Say-on-Frequency vote, we will hold triennial Say-on-Pay votes. Our most recent Say-On-Pay vote was held at our 2021 Annual Meeting of Stockholders, and our next Say-on-Pay vote will take place at our 2024 Annual Meeting of Stockholders.

We value the opinions of our stockholders. Our Board and the compensation committee considers, and will continue to consider, the outcome of Say-on-Pay votes, as well as any feedback received from our stockholders throughout the year, when making compensation decisions for our executive officers.

EXECUTIVE COMPENSATION PHILOSOPHY AND OBJECTIVES

Our executive compensation program is guided by our overarching philosophy of paying for demonstrable performance. Consistent with this philosophy, we have designed our executive compensation program to achieve the following primary objectives:

•	Provide market competitive compensation and benefit levels that will attract, motivate, reward, and retain a highly talented team of executives within the context of responsible cost management;
•	Incentivize executives to model our values of putting Members first, operating with a bias for action, empowering teams of smart creatives, going far together, and being the best place to work;
•	Align the interests and objectives of our executives with those of our stockholders by linking their long-term incentive compensation opportunities to stockholder value creation; and
•	Offer total compensation opportunities to our executives that, while competitive, are internally consistent and fair.

Through Fiscal 2023, the compensation committee structured the annual compensation of our executive officers, including our named executive officers, using two principal elements: base salary and long-term incentive compensation opportunities in the form of equity awards. The design of our executive compensation program is influenced by a variety of factors, with the primary goals being to align the interests of our executive officers and stockholders and to link pay with performance. More specifically, we seek to align our longer-term incentive compensation with the objective of enhancing stockholder value over the long term. We believe the use of equity awards strongly links the interests of our executive officers to the interests of our stockholders.

In addition, our total compensation packages must be competitive with other companies in our industry to ensure that we can continue to attract, motivate, reward, and retain the executive officers who we believe

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                    EXECUTIVE COMPENSATION

are critical to our success. Keeping this in mind, the compensation committee seeks to accomplish our executive compensation goals while maintaining appropriate levels of internal pay equity, both between our CEO and our other executive officers, and between our executive officers and other non-executive employees.

To date, the compensation committee has not adopted policies or employed guidelines for allocating compensation between current and long-term compensation, between cash and non-cash compensation, or among different forms of non-cash compensation.

COMPENSATION-SETTING PROCESS

ROLE OF THE COMPENSATION COMMITTEE

The compensation committee has the overall responsibility for overseeing our compensation and benefits policies generally, and overseeing and evaluating the compensation plans, policies, and practices applicable to our executive officers, including our named executive officers. In addition, the compensation committee also makes recommendations to our Board for compensation programs for the non-employee members of our Board.

In carrying out its responsibilities, the compensation committee evaluates our compensation policies and practices with a focus on the degree to which these policies and practices reflect our executive compensation philosophy, develops strategies, and makes decisions that it believes further our philosophy or align with developments in best compensation practices and reviews the performance of our executive officers when making decisions with respect to their compensation.

The compensation committee conducts an evaluation of our executive compensation program each year to determine if any changes are appropriate. In addition, the compensation committee conducts an annual review of the compensation arrangements of our executive officers, including our named executive officers, typically during the first quarter of the fiscal year.

The compensation committee has delegated authority to the chairperson of the compensation committee and to our CEO and our Chief People Officer to grant a limited number of equity awards (subject to limitations, and limited to non-executive equity awards in the case of our CEO and Chief People Officer). This delegation of authority assists our Board and compensation committee in administering their duties with respect to the grant of equity awards.

SETTING TARGET TOTAL DIRECT COMPENSATION

The compensation committee reviews the compensation arrangements of our executive officers, including our named executive officers, including base salary levels and long-term incentive compensation opportunities at the beginning of each fiscal year, or more frequently as warranted.

The compensation committee does not rely upon a specific target or benchmark compensation to formulaically set the target total direct compensation of our executive officers, including our named executive officers. In making decisions about the compensation of our executive officers, the members of the compensation committee exercise their own judgment relying primarily on their general experience and subjective considerations of various factors, including the following:

•	our executive compensation program objectives;
•	our performance against the financial, operational, and strategic objectives established by the compensation committee and our Board;
•

each individual executive officer’s knowledge, skills, experience, qualifications, and tenure relative to other similarly situated executives at the companies in our compensation peer group and in selected broad-based compensation surveys;

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•

the scope of each executive officer’s role and responsibilities compared to other similarly situated executives at the companies in our compensation peer group and in selected broad-based compensation surveys;

•

the prior performance of each individual executive officer, based on a subjective assessment of their contributions to our overall performance, ability to lead their business unit or function and work as part of a team;

•	the potential of each individual executive officer to contribute to our long-term financial, operational, and strategic objectives;
•	our financial performance relative to our peers;
•

the compensation practices of our compensation peer group and selected broad-based compensation surveys and the positioning of each executive officer’s compensation in a ranking of executive officer compensation levels based on an analysis of competitive market data;

•	the current economic value of each executive’s unvested equity and the ability of these unvested holdings to satisfy our retention objectives; and
•	the recommendations of our CEO with respect to the compensation of our other executive officers.

These factors provide the framework for compensation decision-making and final decisions regarding the compensation opportunity for each executive officer. No single factor is determinative in setting compensation levels, nor is the impact of any individual factor on the determination of pay levels quantifiable.

The compensation committee does not weigh these factors in any predetermined manner, nor does it apply any formulas in developing its compensation decisions. In making their decisions, which are subjective in nature, the members of the compensation committee consider all of this information in view of their individual experience, knowledge of our company, knowledge of the competitive market, knowledge of each executive officer, and business judgment.

The compensation committee does not use benchmarking in a formulaic manner against other companies’ compensation programs or practices to establish our compensation levels or make specific compensation decisions with respect to our executive officers. Instead, in making its determinations, with the assistance of its independent compensation consultant, the compensation committee reviews surveys and other publicly available information summarizing the compensation paid at a representative group of peer companies, to the extent that the executive positions at these companies are considered comparable to our positions and informative of the competitive environment to gain a general understanding of market compensation levels.

ROLE OF MANAGEMENT

In discharging its responsibilities, the compensation committee works with members of our management, including our CEO. Our management assists the compensation committee by providing information on corporate and individual performance, market compensation data, and management’s perspective on compensation matters. The compensation committee solicits and reviews our CEO’s proposals with respect to program structures, as well as his recommendations for adjustments to annual cash compensation, long-term incentive compensation, and other compensation-related matters for our executive officers, including our named executive officers (except with respect to his own compensation), based on his evaluation of their performance for the prior fiscal year.

At the beginning of each fiscal year, our CEO reviews the performance of our other executive officers based on such individual’s level of success in accomplishing the business objectives established for them for the prior fiscal year and their overall performance during that year, and then shares these evaluations with, and makes recommendations to, the compensation committee for each element of compensation as described above. The annual individual business objectives for each executive officer are developed through mutual discussion and agreement between our CEO and the executive officers and are reviewed with our Board.

The compensation committee reviews and discusses our CEO’s proposals and recommendations and considers them as one factor in determining and approving the compensation of our executive officers. Our

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CEO also attends meetings of the compensation committee at which executive compensation matters are addressed, except with respect to discussions involving his own compensation.

COMPENSATION CONSULTANT

Pursuant to its charter, the compensation committee has the authority to engage external advisors, including compensation consultants, legal counsel, and other advisors to assist it in discharging the responsibilities of our Board relating to the compensation of our executive officers, including our named executive officers. In Fiscal 2023, the compensation committee continued to engage Compensia, a national compensation consultant, to advise on various executive and director compensation-related matters, which included providing information, analysis, and other advice during Fiscal 2023, including assistance with the development of a compensation peer group.

Other than advising the compensation committee, neither Compensia nor any of its affiliates maintain any other direct or indirect business relationships with us or any of our subsidiaries. The compensation committee has considered the independence of Compensia, consistent with the requirements of Nasdaq, and has determined that Compensia is independent. Further, pursuant to SEC rules and Nasdaq listing standards, the compensation committee conducted a conflicts of interest assessment and determined there was no conflict of interest resulting from the services Compensia provided in Fiscal 2023. During Fiscal 2023, Compensia did not provide any services to us other than as described below and described under “Non-Employee Director Compensation” above, regarding executive and director compensation and broad-based plans that do not discriminate in scope, terms, or operation, in favor of our executive officers or directors, and that are available generally to all salaried employees.

During Fiscal 2023, Compensia worked with the compensation committee as requested and provided various services, including the following:

•	the review, analysis, and updating of our compensation peer group;
•

the review and analysis of the base salary levels and long-term incentive compensation opportunities of our executive officers, including our named executive officers, against competitive market data based on the companies in our compensation peer group and in selected broad-based compensation surveys;

•	an update on regulatory developments and market trends;
•	an analysis of competitive market data for the CEO position, which was based on compensation peer group data
•

the review and analysis of the compensation arrangements of the non-employee members of our Board against competitive market data based on the companies in our compensation peer group, and relating to service as Chairperson of the Board or Chairperson of a committee of the Board;

•	the review and analysis of compensation recovery policy competitive practices; and
•	the review and assessment of the risk profile of our compensation programs.

COMPETITIVE POSITIONING

At the request of our management, Compensia developed an updated compensation peer group in June 2022 consisting of technology companies that were similar to us in terms of revenue, market capitalization, and industry focus to prepare a competitive market analysis of our executive compensation program. Subsequently, this compensation peer group was used by Compensia to prepare its competitive market analysis. This analysis was made available to the compensation committee for purposes of making decisions in August 2022 about the Fiscal 2023 compensation of our named executive officers.

In evaluating and updating the companies comprising the compensation peer group, Compensia considered the following primary criteria:

•	companies with a primary focus on technology companies with a strong consumer orientation and/or subscription model, with a secondary focus on consumer/entertainment companies;
•	companies with similar revenues – within a range of approximately 0.5x to approximately 2.0x of our last four fiscal quarters’ revenues of approximately $3.8 billion; and

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•	companies with similar market capitalization – within a range of approximately 0.3x to approximately 3.0x our 30-day average market capitalization of $4.95 billion as of June 9, 2022.

After a review of the peer group companies, the compensation committee elected to make the following changes to our peer group for Fiscal 2023 due primarily to changing revenue and market capitalization ranges:

•	Added: Dropbox, IAC/InterActiveCorp, Nutanix, Sonos, and Zendesk.
•	Removed: Autodesk, Cadence Design Systems, Snap, Synopsys, and Workday.

The companies comprising the Fiscal 2023 compensation peer group were as follows:

DOCUSIGN	NUTANIX	TAKE-TWO INTERACTIVE SOFTWARE
DOORDASH	OKTA	TWILIO
DROPBOX	PINTEREST	TWITTER
ELECTRONIC ARTS	RINGCENTRAL	ZENDESK
GODADDY	ROKU	ZILLOW GROUP
IAC/INTERACTIVECORP	SONOS	ZOOM VIDEO COMMUNICATIONS
MATCH GROUP	SPLUNK

The compensation committee used data drawn from the companies in our compensation peer group, as well as data from a custom data cut of 19 of 20 of the peer group companies drawn from the Radford Global Compensation Database and a broad survey cut covering U.S.-based technology companies with revenue between $3.0 billion and $5.0 billion from the Radford Global Compensation Database where insufficient data was reported in the custom peer survey, to evaluate and analyze the competitive market when determining the total direct compensation of our named executive officers, including base salary and long-term incentive compensation opportunities in the form of equity awards.

The compensation committee believes that peer group comparisons are useful guides to measure the competitiveness of our executive compensation program and related policies and practices. The compensation committee reviews our compensation peer group annually and makes adjustments to its composition if warranted, taking into account changes in both our business and the businesses of the companies in the peer group.

COMPENSATION ELEMENTS

The principal elements of our Fiscal 2023 executive compensation program are described in detail below. The compensation committee considers the factors described under “Compensation-Setting Process–Setting Target Total Direct Compensation” above to determine the form and amount of each element of compensation both for our CEO and our other executive officers, including our other named executive officers.

BASE SALARY

Base salary represents the fixed portion of the compensation of our executive officers and is an important element of compensation intended to attract and retain highly talented individuals and motivate top-tier performance through individual contributions. Generally, we use base salary to provide each executive officer, including each named executive officer, with a specified level of cash compensation during the year with the expectation that they will perform their responsibilities to the best of their ability and in our best interests.

In August 2022, the compensation committee determined to maintain the annual base salaries of each of our named executive officers at their Fiscal 2022 level, except in the case of Mr. Cortese and Ms. Cotter,

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whose base salaries were each increased to $1,000,000. Additionally, in May 2023, our Board determined to increase Mr. McCarthy’s base salary from $1,000,000 to $1,250,000. The Board and the compensation committee, as applicable, determined to increase the base salaries of these executive officers in order to align their compensation with total target cash market compensation of similar roles within our compensation peer group.

The base salaries of our named executive officers for Fiscal 2022 and Fiscal 2023, as of the fiscal year-end, were as follows:

NAMED EXECUTIVE OFFICER	FISCAL 2022 BASE SALARY	FISCAL 2023 BASE SALARY

MR. MCCARTHY	$1,000,000	$1,250,000

MS. CODDINGTON	$1,000,000	$1,000,000

MR. CORTESE	$600,000	$1,000,000

MS. COTTER	$525,000	$1,000,000

MR. FOLEY	$1,000,000	–

In connection with her appointment as our Chief Marketing Officer in January 2023, the Board approved an initial annual base salary for Ms. Berland of $1,000,000.

The actual base salaries paid to our named executive officers with respect to Fiscal 2023 are set forth in the “Fiscal 2023 Summary Compensation Table” below.

LONG-TERM INCENTIVE COMPENSATION

We view long-term incentive compensation in the form of equity awards as a critical element of our executive compensation program. In Fiscal 2023, we granted the following types of equity awards to our named executive officers:

•

Regular bi-annual refresh grants (the “Refresh Grants”). The Refresh Grants are part of our regular practice of splitting annual equity awards for each fiscal year into two separate grants, the total value of which is intended to align with competitive market compensation. The Refresh Grants are awarded to incentivize and reward our executive officers, including our named executive officers, for long-term corporate growth based on the value of our Class A common stock and, thereby, to align their interests with the interests of our stockholders.

•	“Together We Go Far” achievement equity awards (the “Together We Go Far Grants”), to reward and retain certain executive officers in light of our Restructuring Plan.
•

New hire equity award grants to Ms. Berland in connection with her commencement of employment with us, the details of which are described further below under the heading “ — New Hire Equity Award for Ms. Berland.”

The realized value of each of these equity awards bears a direct relationship to our stock price, and, therefore, our compensation committee believes these awards are an incentive for our executive officers to create value for our stockholders over, in most cases, a multi-year period. Equity awards also help us retain our executive officers in a highly competitive market.

To date, the compensation committee has not applied a rigid formula in determining the size of these equity awards. The compensation committee determines the amount of the equity award for each executive officer, including each named executive officer, after taking into consideration an analysis of market compensation data from the companies in our compensation peer group, the amount of equity compensation held by the executive officer at the time of grant (including the current economic value of their unvested equity and the ability of these unvested holdings to satisfy our retention objectives), if applicable, our contemplated equity budget and potential award ranges for our employees, including our

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executive officers, the projected impact of the proposed awards on our earnings, the proportion of our total shares outstanding used for annual employee long-term incentive compensation awards (our “burn rate”) in relation to the companies in our compensation peer group, the potential voting power dilution to our stockholders (our “overhang”) in relation to the companies in our compensation peer group, the recommendations of our CEO (except with respect to his own equity awards, if any), and the other relevant factors described in “Compensation-Setting Process–Setting Target Total Direct Compensation” above.

Under the Equity Choice Program, the compensation committee can exercise its discretion to permit our executive officers, including our named executive officers, receiving equity awards to elect the form of equity award granted to them under the 2019 Plan. Subject to the discretion of the compensation committee, eligible recipients may elect to receive an equity award either in the form of Options or RSU awards as follows:

•	100% of the grant value of the equity award in the form of an Option;
•	50% of the grant value of the equity award in the form of an Option and 50% of the grant value of the equity award in the form of an RSU award; or
•	100% of the grant value of the equity award in the form of an RSU award.

If an eligible recipient does not make a timely election as to the form of their equity award, 100% of the grant value of such executive officer’s equity award under the Equity Choice Program is granted in the form of an Option.

Pursuant to the approval of the compensation committee, our executive officers, including our named executive officers, had the ability to participate in the Equity Choice Program with respect to the equity awards granted to them in March 2023 only. In addition, Ms. Berland had the ability to participate in the Equity Choice Program with respect to her new hire equity award, as provided in her employment offer letter. Other equity awards granted to our named executive officers during Fiscal 2023 were not pursuant to the Equity Choice Program.

Below we describe in further detail the equity awards we granted to our named executive officers during Fiscal 2023.

September 2022 Equity Awards

Effective September 2022, the compensation committee approved the grant to our executive officers, including Mr. Cortese and Ms. Cotter, of the first Fiscal 2023 bi-annual Refresh Grants as well as Together We Go Far Grants, both in the form of RSU awards. The number of RSUs subject to each award was based on the preceding 15-day volume weighted average price of our Class A common stock. The table set forth below indicates, for each of Mr. Cortese and Ms. Cotter, the value of the named executive officer’s Refresh Grant and Together We Go Far Grant (each computed in accordance with FASB Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”)). The other named executive officers were not granted Refresh Grants or Together We Go Far Awards because:

•	In connection with his appointment as CEO, Mr. McCarthy’s new hire equity award granted in Fiscal 2022 was intended to be granted in lieu of any additional equity awards for approximately four years.
•	Ms. Coddington, our CFO, had recently been granted a new hire equity award, the value of which was intended to be in lieu of additional equity awards for her first year of service.
•	Ms. Berland became an executive officer of the Company in January 2023.

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                    EXECUTIVE COMPENSATION

•	Mr. Foley separated from the Company, effective September 12, 2022.

NAMED EXECUTIVE OFFICER	REFRESH GRANTS (RSU AWARDS) (FAIR MARKET VALUE)	TOGETHER WE GO FAR GRANTS (RSU AWARDS) (FAIR MARKET VALUE)	AGGREGATE VALUE OF RSU AWARDS (FAIR MARKET VALUE)	AGGREGATE RSU AWARDS (NUMBER OF UNITS)

MR. CORTESE	$2,587,250	$2,306,102	$4,893,352	476,007

MS. COTTER	$2,587,250	$2,306,102	$4,893,352	476,007

The Refresh Grants and the Together We Go Far Grants vest over a four-year period, with 1/16th of the total number of RSUs subject to the equity award vesting quarterly starting on the first quarterly vesting date following the award grant date (September 1, 2022), in each case, for so long as the named executive officer continues to provide services to us or any of our subsidiaries on such date. For purposes of these Refresh Grants and Together We Go Far Grants, the first quarterly vesting dates occur on each of February 15th, May 15th, August 15th, and November 15th.

March 2023 Equity Awards

Effective March 2023, the compensation committee approved the grant to Mr. Cortese and Ms. Cotter of the second Fiscal 2023 bi-annual Refresh Grants, which they elected to receive in the form of RSU awards under our revised Equity Choice Program. The number of RSUs subject to each award was based on the preceding 15-day volume weighted average price of our Class A common stock. The table set forth below indicates, for each of Mr. Cortese and Ms. Cotter, the value of the named executive officer’s Refresh Grant (computed in accordance with FASB ASC Topic 718). The other named executive officers were not granted Refresh Grants in March 2023 for the reasons noted above and, in the case of Ms. Berland, because her new hire equity award was granted in January 2023, within a short period prior to the March 2023 Refresh Grant approval.

NAMED EXECUTIVE OFFICER	REFRESH GRANTS (RSU AWARD) (FAIR MARKET VALUE)	REFRESH GRANTS (RSU AWARD) (NUMBER OF UNITS)

MR. CORTESE	$3,001,230	237,064

MS. COTTER	$3,001,230	237,064

The Refresh Grants vest over a four-year period, with 1/16th of the total number of RSUs subject to the equity award vesting quarterly starting on the first quarterly vesting date following the award grant date (March 1, 2023), in each case, for so long as the named executive officer continues to provide services to us or any of our subsidiaries on such date. For purposes of these Refresh Grants, the first quarterly vesting dates occur on each of February 15th, May 15th, August 15th, and November 15th.

New Hire Equity Award for Ms. Berland

In February 2023, in connection with her appointment as our Chief Marketing Officer, Ms. Berland was granted an RSU award with a value equal to $9,000,000 (the “Berland RSU Award”). The number of RSUs subject to the Berland RSU award was based on the preceding 15-day volume weighted average price of our Class A common stock. The Berland RSU Award vests and will be settled over four years, with 1/4th of the RSUs subject to the award vesting on February 1, 2024, the one-year anniversary date of the grant of the award and thereafter as to 1/16th of the RSUs subject to the award vesting on each quarterly vesting date

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                    EXECUTIVE COMPENSATION

of such award, subject to Ms. Berland’s continuous service to us through each vesting date. For purposes of the Berland RSU Award, the quarterly vesting dates are the first trading day on or after each of September 15th, December 15th, March 15th, and June 15th.

The equity awards granted to our named executive officers during Fiscal 2023 are set forth in the “Fiscal 2023 Summary Compensation Table” and the “Fiscal 2023 Grants of Plan-Based Awards Table” below.

HEALTH AND WELFARE BENEFITS

Our executive officers, including our named executive officers, are eligible to participate in the same employee benefit plans, and on the same terms and conditions, as all other full-time, salaried U.S. employees. These benefits include medical, dental, and vision insurance, business travel insurance, an employee assistance program, health and dependent care flexible spending accounts, basic life insurance, accidental death and dismemberment insurance, short-term and long-term disability insurance, and commuter benefits.

We also maintain a Section 401(k) Plan that provides eligible U.S. employees, including our named executive officers, with an opportunity to save for retirement on a tax-advantaged basis. Participants may make pre-tax contributions to the Section 401(k) Plan from their eligible earnings up to the statutorily prescribed annual limit on pre-tax contributions under the Internal Revenue Code of 1986, as amended (the “Code”). An employee’s interest in their pre-tax deferrals is 100% vested when contributed. As a tax-qualified retirement plan, contributions to the Section 401(k) Plan are deductible by us when made, and contributions and earnings on those amounts are generally not taxable to the employees until withdrawn or distributed from the plan. In Fiscal 2023, we matched the Section 401(k) Plan contributions for all employees who contributed to the Section 401(k) Plan, including our executive officers. We matched 100% of an employee’s contributions up to a maximum of either the lesser of 4% of contributions or $22,500 in calendar year 2023.

We design our employee benefits programs to be affordable and competitive in relation to the market as well as compliant with applicable laws and practices. We adjust our employee benefits programs as needed based upon regular monitoring of applicable laws and practices and the competitive market.

PERQUISITES AND OTHER PERSONAL BENEFITS

Perquisites and other personal benefits are not a significant component of our executive compensation program. We do not provide significant recurring perquisites or other personal benefits to our executive officers, including our named executive officers, except as generally made available to all our employees, or in limited circumstances that serve a reasonable business purpose. Perquisites may be provided in situations where we believe it is appropriate to assist an individual in the performance of their duties, to make our executive officers more efficient and effective, to ensure their safety and security, or for recruitment and retention purposes. Perquisites or other personal benefits are subject to periodic review by the compensation committee.

EMPLOYMENT ARRANGEMENTS

We entered into written employment offer letters with our CEO and each of our other named executive officers to induce these individuals to forgo other employment opportunities or leave their then-current employer for the uncertainty of a demanding position in a new and unfamiliar organization.

Each of these employment offer letters provides for “at will” employment (meaning that either we or the named executive officer may terminate the employment relationship at any time without cause) and sets forth the initial compensation arrangements for the named executive officer, including an initial base salary, participation in our employee benefit programs, and, in some instances, a recommendation for an equity award covering shares of our Class A common stock and limited perquisites.

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                    EXECUTIVE COMPENSATION

For detailed descriptions of the employment offer letters we maintained with our named executive officers during Fiscal 2023, see “Offer Letters” below.

POST-EMPLOYMENT COMPENSATION

Each of our named executive officers has entered into a participation agreement under our Severance Plan, which provides certain protections in the event of their involuntary termination of employment under specified circumstances, including following a change in control of our Company. The provisions of the Severance Plan supersede the post-employment compensation provisions contained in our named executive officers’ employment offer letters.

These arrangements provide reasonable compensation to a named executive officer if they leave our employ under certain circumstances to facilitate their transition to new employment. Further, we seek to mitigate any potential employer liability and avoid future disputes or litigation by requiring a departing named executive officer to execute (and not revoke) a general release of claims acceptable to us, and agreeing to be bound by certain restrictive covenants, as a condition to receiving post-employment compensation payments or benefits. We also believe that these arrangements help maintain our named executive officers’ continued focus and dedication to their assigned duties to maximize stockholder value if there is a potential transaction that could involve a change in control of our Company.

In determining payment and benefit levels under the various circumstances triggering post-employment compensation provisions under the Severance Plan, the compensation committee has drawn a distinction between (i) voluntary terminations of employment without good reason or terminations of employment for cause and (ii) terminations of employment without cause or voluntary terminations of employment for good reason. Payment in the latter circumstances has been deemed appropriate in light of the benefits described in the prior paragraph, as well as the likelihood that the named executive officer’s departure is due, at least in part, to circumstances not within their control. In contrast, we believe that payments are not appropriate in the event of a termination of employment for cause or a voluntary resignation without good reason because such events often reflect either performance challenges or an affirmative decision by the named executive officer to end their relationship without fault by our Company.

All payments and benefits under the Severance Plan in the event of a change in control of our Company are payable only if there is a loss of employment by a named executive officer during the “change in control period” (a so-called “double-trigger” arrangement). Under their employment letters, the “change in control period” for Mr. McCarthy and Mses. Coddington and Berland includes the 120-day period immediately prior to a “change in control” (as defined in the Severance Plan), in addition to the 12-month period following a change in control of the Company (which period applies to all other participants in the Severance Plan). In the case of the acceleration of vesting of outstanding equity awards, we use this double-trigger arrangement to protect against the loss of retention value following a change in control of our Company and to avoid windfalls, both of which could occur if vesting of either equity or cash-based awards accelerated automatically as a result of the transaction.

In the event of a change in control of our Company, to the extent Section 280G or 4999 of the Code is applicable to a named executive officer, such individual is entitled to receive either payment of the full amounts specified in the Severance Plan to which they are entitled or payment of such lesser amount that does not trigger the excise tax imposed by Section 4999, whichever results in him or her receiving the greatest after-tax amount.

We believe that having in place reasonable and competitive post-employment compensation arrangements in the event of a change in control of our Company are essential to attracting and retaining highly-qualified executive officers. The compensation committee does not consider the specific amounts payable under the post-employment compensation arrangements when determining the annual compensation for our executive officers. We do believe, however, that these arrangements are necessary to offer compensation packages that are competitive.

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                    EXECUTIVE COMPENSATION

Founder Transition Agreement

We entered into a Founder Transition Agreement with Mr. Foley in connection with the Company’s and Mr. Foley’s mutual decision that Mr. Foley would step down from his position as our Executive Chair and no longer serve as a member of our Board effective September 12, 2022 (the “Separation Date”). In consideration for his release of claims in favor of the Company, and agreement to non-competition and non-solicitation covenants for one year post-termination and a one-year standstill restriction, we agreed to provide Mr. Foley with the non-change in control severance payments and benefits provided under the Severance Plan to which he was entitled for a termination without Cause (as defined in the Severance Plan), except that:

•	his Company-paid health continuation coverage will continue for up to 18 (rather than 12) months; and
•

his stock options vested as of the Separation Date, including those unvested stock options whose vesting was accelerated by 12 months from his separation date pursuant to the terms provided under the Severance Plan, will remain exercisable through June 30, 2025.

For a summary of the material terms and conditions of the post-employment compensation arrangements we maintained with our named executive officers during Fiscal 2023, as well as an estimate of the potential payments and benefits that certain named executive officers would have been eligible to receive if a hypothetical change in control or other trigger event had occurred on June 30, 2023, see “Potential Payments Upon Termination or Change in Control” below.

In connection with their departures, we entered into severance or transition agreements with each of our named executive officers who departed in Fiscal 2023 or Fiscal 2024. The material terms of these agreements are described below under “Offer Letters.”

OTHER COMPENSATION POLICIES

EQUITY GRANTING POLICY

We maintain an equity award granting policy as follows:

•

In the case of a grant to a newly hired employee, the effective date of grant of an equity award, or grant date, will be the first day of the month (or if such date is not a trading day, on the next trading day) immediately following the date on which the compensation committee approves the grant, or such other date as approved by the compensation committee with advice of legal counsel. All grants are conditioned on the employee being an employee with us on the grant date. In addition, the vesting commencement date for any such new-hire grant will be the newly hired employee’s hire date.

•

In the case of an equity award granted for “refresh,” promotion, or other discretionary purposes, the effective date of grant will be the first day of the month (or if such date is not a trading day, on the next trading day) immediately following the date on which the compensation committee approves the grant. However, if such date falls within a trading blackout period, then the grant date will be on the next trading day immediately following the public dissemination of the information giving rise to the blackout period, or such other date as approved by the compensation committee with advice of legal counsel.

•

The exercise price of any option to purchase shares of our Class A common stock or any stock appreciation right to purchase shares of our Class A common stock will be the closing price of our Class A common stock on the grant date on the principal national securities exchange on which our Class A common stock is listed or admitted to trade.

COMPENSATION RECOVERY (“CLAWBACK”) POLICY

We have adopted a clawback policy in compliance with the new Exchange Act Rule 10D-1 and the corresponding Nasdaq listing standards. The clawback policy applies to equity awards and other incentive compensation awarded to executive officers granted after the effective date of the clawback policy. In addition to requiring the recovery of erroneously awarded compensation under the circumstances required

2023 PROXY STATEMENT	|	59

                    EXECUTIVE COMPENSATION

by these rules, our clawback policy provides that our Compensation Committee may, in its discretion, determine to recover incentive compensation from a covered executive officer in the event of the officer’s fraud or intentional misconduct that materially contributed to the need for the restatement.

HEDGING AND PLEDGING RESTRICTIONS

Our Insider Trading Policy prohibits our employees (including our executive officers) and the non-employee members of our Board from engaging in transactions involving options or other derivative securities on our securities, such as puts and calls, whether on an exchange or in any other market (provided, however, that such individuals may exercise compensatory equity grants issued by us). In addition, our Insider Trading Policy prohibits our employees (including our executive officers) and the non-employee members of our Board from engaging in hedging or monetization transactions involving our securities, such as zero-cost collars and forward sale contracts or contributing our securities to exchange funds that could be interpreted as having the effect of hedging in our securities.

Our Insider Trading Policy also prohibits our employees (including our executive officers) and the non-employee members of our Board from pledging Company securities as collateral for a loan, purchasing Company securities on margin, or placing Company securities in a margin account, with a limited exception for transactions previously approved by the Insider Trading Policy Administrators and entered into prior to October 2022. For additional information, see the section titled “Security Ownership of Certain Beneficial Owners and Management.”

RULE 10B5-1 SALES PLANS

Our Insider Trading Policy strongly encourages each of our directors, executive officers, and certain other senior level persons who have been designated as having regular access to material nonpublic information about our Company in the normal course of their duties to conduct any open market sales or purchases of our securities only through use of stock trading plans adopted pursuant to Rule 10b5-1 of the Exchange Act (“Trading Plans”). Rule 10b5-1 provides a way for insiders to buy and sell our securities over a designated period by adopting pre-arranged Trading Plans entered into during an open trading window and at a time when they were not aware of material nonpublic information regarding the Company; following a cooling off period that extends to the later of 90 days after adoption or modification of a Trading Plan or two business days after filing the Form 10-K or Form 10-Q covering the fiscal quarter in which the Trading Plan was adopted, up to a maximum of 120 days, their shares of our Class A common stock are sold in accordance with the terms of their Trading Plans without regard to whether or not they are in possession of material nonpublic information about the Company at the time of the sale. Under a Trading Plan, a broker executes trades pursuant to parameters established by the director, executive officer, or other senior level person when entering into the plan, without further direction from such insider

ACCOUNTING FOR STOCK-BASED COMPENSATION

We follow FASB ASC Topic 718, Compensation—Stock Compensation, for our stock-based compensation awards. FASB ASC Topic 718 requires us to measure the compensation expense for all stock-based payments made to our employees and the non-employee members of our Board, including options to purchase shares of our Class A common stock and RSUs settled for shares of our Class A common stock, based on the grant date “fair value” of these awards. This calculation is performed for financial accounting purposes and reported in the compensation tables below, even though recipients may never realize any value from their awards. FASB ASC Topic 718 also requires us to recognize the compensation cost of our stock-based compensation awards in our statement of operations over the period that a recipient is required to render services in exchange for the stock option or other award.

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                    EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE

This report of the compensation committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporated by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act. Our compensation committee has reviewed and discussed the CD&A required by Item 402(b) of Regulation S-K with management and based on such review and discussions, the compensation committee recommended to our Board that the CD&A be included in this Proxy Statement.

SUBMITTED BY THE COMPENSATION COMMITTEE

Jay Hoag, Chairperson

Angel L. Mendez

Pamela Thomas-Graham

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                    EXECUTIVE COMPENSATION

FISCAL 2023 SUMMARY COMPENSATION TABLE

The following table provides information concerning compensation to each of our named executive officers for all services rendered in all capacities during the last three or fewer fiscal years during which such individuals were named executive officers.

NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)(1)	STOCK AWARDS ($)(2)		OPTION AWARDS ($)(2)		ALL OTHER COMPENSATION ($)		TOTAL ($)

BARRY MCCARTHY Chief Executive Officer and President	2023	1,076,923	—		—		17,708	(3)	1,094,631
	2022	357,692	—		167,628,328		87,400		168,073,420

ELIZABETH CODDINGTON Chief Financial Officer	2023	1,038,462	—		—		291,942	(4)	1,330,404
	2022	19,231	3,435,223		4,500,002		—		7,954,456

LESLIE BERLAND Chief Marketing Officer	2023	453,846	12,737,029	(5)	—		12,307	(6)	13,203,183

JENNIFER COTTER Chief Content Officer	2023	947,115	7,894,582		—		41,858	(7)	8,883,556

THOMAS CORTESE Chief Product Officer	2023	961,539	7,894,582		—		13,060	(8)	8,869,180
	2022	580,769	—		13,970,569		18,648		14,569,986
	2021	500,000	—		8,496,068		19,115		9,015,183

JOHN FOLEY Former Executive Chairman and Former Chief Executive Officer	2023	234,615	—		35,327,075	(9)	1,083,187	(10)	36,644,877
	2022	1,000,000	—		15,091,152		—		16,091,152
	2021	1,000,000	—		16,800,028		—		17,800,028

(1)

The amounts in the Salary column represent salary for the applicable year. Salary amounts for Ms. Berland and Mr. Foley have been prorated to reflect a partial year of service in Fiscal 2023. For additional information regarding Mr. Foley’s departure in Fiscal 2023, see “Compensation Discussion and Analysis.”

(2)

The amounts reported in the Stock Awards column represent the grant date fair value of the RSU awards granted to our named executive officers during Fiscal 2023 as computed in accordance with FASB Accounting Standards Codification Topic 718, or FASB ASC Topic 718.

All amounts reported in these columns, including with respect to any incremental fair value, are non-cash amounts. The assumptions used in calculating the grant date fair value of the RSUs and Option award modifications reported in the Stock Awards and Option Awards columns are set forth in Note 15 of the notes to our consolidated financial statements included in our annual report on Form 10-K for the year ended June 30, 2023 filed with the SEC on August 23, 2023. These amounts do not reflect the actual economic value realized by our named executive officers, which will vary depending on the performance of our Class A common stock. For additional information, see “ —Fiscal 2023 Outstanding Equity Awards at Fiscal Year-End Table.”

(3)	The amount reported reflects Section 401(k) Plan matching contributions.

(4)

The amount reported includes: (i) $265,592 for relocation benefits in connection with Ms. Coddington’s relocation to New York as part of her new hire arrangements, $108,942 of which was a tax gross-up payment by the Company to cover the taxes owed by Ms. Coddington in connection with the relocation benefit, (ii) $950 in reimbursement for legal services in connection with her hire as part of her new hire arrangements, and (iii) $25,400 for Section 401(k) Plan matching contributions.

(5)

Ms. Berland’s offer letter provided that she would be granted an equity award valued at $9,000,000 on the date of grant. As part of our customary practice, the number of RSUs subject to this award was calculated based on the 15-day volume weighted average price of our Class A common stock preceding the effective date of the award (February 1, 2023). As required by SEC rules, this amount represents the FASB ASC Topic 718 value of Ms. Berland’s RSU award. This value is calculated based on the value of our Class A common stock on the actual grant date, which was significantly greater than the 15-day volume weighted average price of our Class A common stock leading up to the grant date.

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                    EXECUTIVE COMPENSATION

(6)	The amount reported reflects Section 401(k) Plan matching contributions.

(7)

The amount reported includes: (i) $27,993 for expenses incurred related to security detail services provided to Ms. Cotter in connection with her role as Chief Content Officer, and (ii) $13,865 for Section 401(k) Plan matching contributions.

(8)	The amount reported reflects Section 401(k) Plan matching contributions.

(9)

The amount reported in the Option Awards column for Mr. Foley in Fiscal 2023 represents the incremental fair value of award modifications to all of Mr. Foley’s outstanding Options deemed to have occurred in connection with his termination of employment pursuant to his Founder Transition Agreement, as computed in accordance with FASB ASC Topic 718, which extended the exercise period of his Options through June 30, 2025. There was no incremental fair value associated with the accelerated vesting of Mr. Foley’s Options and RSUs that occurred in connection with his termination of employment.

(10)

The amount reported reflects $1,083,187 for base salary continuation and Company-paid health continuation benefits pursuant to the Severance Plan in accordance with Mr. Foley’s termination of employment, including tax gross-up payments by the Company to cover the taxes owed by Mr. Foley in connection with the Company’s provision of paid health continuation benefits in the amount of $46,002.

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                    EXECUTIVE COMPENSATION

FISCAL 2023 GRANTS OF PLAN-BASED AWARDS TABLE

The following table provides information concerning each grant of an award made in Fiscal 2023 for each of our named executive officers under any compensation plan. This information supplements the information about these awards set forth in the Fiscal 2023 Summary Compensation Table.

NAME	TYPE OF AWARD	GRANT DATE	APPROVAL DATE	ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS (#)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS ($)(2)

BARRY MCCARTHY	—	—		—	—

ELIZABETH CODDINGTON	—	—		—	—

LESLIE BERLAND	RSU(1)(3)	2/1/2023	1/27/2023	778,547	12,737,029(5)

JENNIFER COTTER	RSU(1)(4)	9/1/2022	8/30/2022	476,007	4,893,352
	RSU(1)(4)	3/1/2023	2/28/2023	237,064	3,001,230

THOMAS CORTESE	RSU(1)(4)	9/1/2022	8/30/2022	476,007	4,893,352
	RSU(1)(4)	3/1/2023	2/28/2023	237,064	3,001,230

JOHN FOLEY	—	—		—	35,327,075(6)

(1)	There are no threshold, target, or maximum equity amounts for performance for the RSUs granted in Fiscal 2023. The RSUs granted in Fiscal 2023 have no exercise price.

(2)

Except as noted, the amounts reported in the Grant Date Fair Value of Stock and Option Awards column represent the grant date fair value of the RSUs granted to our named executive officers during Fiscal 2023 as computed in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the RSUs reported in the column are set forth in Note 15 to the consolidated financial statements included in our annual report on Form 10-K for the fiscal year ended June 30, 2023, filed with the SEC on August 23, 2023. Note that the amounts reported in this column reflect the accounting cost for these RSUs and do not correspond to the actual economic value that may be received by our named executive officers from the RSUs.

(3)

Vests as to 1/4th of the shares of our Class A common stock underlying the RSUs on the 1-year anniversary on February 1, 2024, the one-year anniversary date of the grant of the award, and at the rate of 1/16th of the RSUs quarterly thereafter, in each case subject to continued service. The RSU awards are subject to acceleration upon certain events described in “—Potential Payments upon Termination or Change in Control.”

(4)

Vests quarterly at the rate of 1/16th of the shares of our Class A common stock underlying the RSUs following the vesting commencement date, in each case subject to continued service. The RSUs are subject to acceleration upon certain events as described in “—Potential Payments upon Termination or Change in Control.”

(5)

Ms. Berland’s offer letter provided that she would be granted an equity award valued at $9,000,000 on the date of grant. As part of our customary practice, the number of RSUs subject to this award was calculated based on the 15-day volume weighted average price of our Class A common stock preceding the effective date of the award (February 1, 2023). As required by SEC rules, this amount represents the FASB ASC Topic 718 value of Ms. Berland’s RSU award. This value is calculated based on the value of our Class A common stock on the actual grant date, which was significantly greater than the 15-day volume weighted average price of our Class A common stock leading up to the grant date.

(6)

The amount reported reflects the incremental fair value of award modifications to all of Mr. Foley’s outstanding Options deemed to have occurred in connection with Mr. Foley’s termination of employment pursuant to his Founder Transition Agreement, as computed in accordance with FASB ASC Topic 718, which extended the exercise period of his Options until June 30, 2025. There was no incremental fair value associated with the accelerated vesting of Mr. Foley’s Options and RSUs that occurred in connection with his termination of employment.

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                    EXECUTIVE COMPENSATION

FISCAL 2023 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

The following table presents, for each of the named executive officers, information regarding outstanding Option and RSU awards held as of June 30, 2023.

			OPTION AWARDS(1)				STOCK AWARDS(1)
NAME	GRANT DATE		NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED($)(2)

BARRY MCCARTHY	2/9/2022	(3)	2,666,667	5,333,333	38.77	2/8/2032	—	—

ELIZABETH CODDINGTON	6/13/2022	(4)	159,675	479,024	9.84	6/12/2032	—	—
	6/13/2022	(4)	—	—	—	—	261,831	2,013,480

LESLIE BERLAND	2/1/2023	(4)	—	—	—	—	778,547	5,987,026

JENNIFER COTTER	6/13/2019	(5)	159,604	—	14.59	6/13/2029	—	—
	2/28/2020	(3)	134,000	50,000	26.69	2/27/2030	—	—
	9/16/2020	(6)	55,075	25,034	82.59	9/15/2030	—	—
	3/1/2021	(6)	28,411	22,097	123.81	2/28/2031	—	—
	9/1/2021	(6)	14,770	18,989	100.04	8/31/2031	—	—
	9/1/2021	(6)	5,365	3,832	100.04	8/31/2031	—	—
	9/1/2021	(6)	—	—	—	—	7,787	59,882
	3/1/2022	(6)	—	—	—	—	101,372	779,551
	9/1/2022	(6)	—	—	—	—	386,755	2,974,146
	3/1/2023	(6)	—	—	—	—	222,247	1,709,079

THOMAS CORTESE	7/13/2015	(5)	128,536	—	0.1875	7/12/2025	—	—
	10/13/2017	(5)	200,000	—	2.89	10/12/2027	—	—
	4/2/2018	(5)	400,000	—	3.28	4/1/2028	—	—
	1/17/2019	(5)	1,500,000	—	8.82	1/16/2029	—	—
	2/28/2020	(3)	333,333	66,667	26.69	2/27/2030	—	—
	9/16/2020	(6)	79,432	36,105	82.59	9/15/2030	—	—
	3/1/2021	(6)	47,539	36,975	123.81	2/28/2031	—	—
	7/1/2021	(6)	20,914	20,913	122.16	6/30/2031	—	—
	9/1/2021	(7)	16,603	11,859	100.04	8/31/2031	—	—
	11/15/2021	(8)	10,101	12,988	47.49	11/14/2031	—	—
	3/1/2022	(6)	147,104	323,626	27.62	2/28/2032	—	—
	9/1/2022	(6)	—	—	—	—	386,755	$2,974,146
	3/1/2023	(6)	—	—	—	—	222,247	1,709,079

2023 PROXY STATEMENT	|	65

                    EXECUTIVE COMPENSATION

			OPTION AWARDS(1)				STOCK AWARDS(1)
NAME	GRANT DATE		NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED($)(2)

JOHN FOLEY	10/13/2017	(9)	1,400,000	—	2.89	6/30/2025	—	—
	4/2/2018	(9)	1,200,000	—	3.28	6/30/2025	—	—
	1/17/2019	(9)	3,100,000	—	8.82	6/30/2025	—	—
	2/28/2020	(9)	656,250	—	26.69	6/30/2025	—	—
	9/16/2020	(9)	185,070	—	82.59	6/30/2025	—	—
	3/1/2021	(9)	97,238	—	123.81	6/30/2025	—	—
	9/1/2021	(9)	139,011	—	100.04	6/30/2025	—	—
	9/1/2021	(9)	41,008	—	100.04	6/30/2025	—	—

(1)

The outstanding Option and RSU awards granted on or after February 28, 2020, were granted under the 2019 Plan and are for shares of Class A common stock. All other outstanding Option awards were granted under the 2015 Plan and are for shares of Class B common stock.

(2)	Market value based on $7.69 per share, which was the closing market price of our Class A common stock on June 30, 2023.

(3)

Vests monthly at the rate of 1/48th of our Class A common stock underlying the Option award following the grant date, in each case subject to continued service. The Option awards are subject to acceleration upon certain events as described in “ —Potential Payments upon Termination or Change in Control.”

(4)

Vests with respect to 1/4th of our Class A common stock underlying the Option or RSU award on the one-year anniversary of the grant date, and as to 1/16th of our Class A common stock underlying the Option or RSU award quarterly thereafter, in each case subject to continued service. The Option and RSU awards are subject to acceleration upon certain events as described in “ —Potential Payments upon Termination or Change in Control.”

(5)	The Option is 100% vested and exercisable.

(6)

Vests quarterly at the rate of 1/16th of our Class A common stock underlying the Option or RSU award following the grant date, in each case subject to continued service. The Option and RSU awards are subject to acceleration upon certain events as described in “ —Potential Payments upon Termination or Change in Control.”

(7)

Vests quarterly at the rate of 1/12th of our Class A common stock underlying the Option award following the grant date, in each case subject to continued service. The Option award is subject to acceleration upon certain events as described in “—Potential Payments upon Termination or Change in Control.”

(8)

Vests as to 1/16th of our Class A common stock underlying the Option award immediately upon the grant date, with the remainder vesting quarterly thereafter in equal installments, in each case subject to continued service. The Option award is subject to acceleration upon certain events as described in “ —Potential Payments upon Termination or Change in Control.”

(9)	These Options are 100% vested and exercisable, in accordance with the Founder Transition Agreement.

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                    EXECUTIVE COMPENSATION

FISCAL 2023 STOCK OPTION EXERCISES AND STOCK VESTED TABLE

The following table presents, for each of our named executive officers, information regarding shares of our common stock acquired upon the exercise of Option awards, and shares of common stock subject to RSU awards that vested, in each case during fiscal year ended June 30, 2023.

	OPTION AWARDS		STOCK AWARDS
NAME	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ON EXERCISE ($)(1)(2)	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUE REALIZED ON VESTING ($)(3)

BARRY MCCARTHY	—	—	—	—

ELIZABETH CODDINGTON	—	—	87,277	825,204

LESLIE BERLAND	—	—	—	—

JENNIFER COTTER	—	—	144,391	1,584,553

THOMAS CORTESE	300,828	2,790,951	104,069	1,109,560

JOHN FOLEY	2,676,923	33,593,631	—	—

(1)

These values assume that the fair market value of the Class B common stock underlying certain of the Option awards, which is not listed or approved for trading on or with any securities exchange or association, is equal to the fair market value of our Class A common stock. Each share of Class B common stock is convertible into one share of Class A common stock at any time at the option of the holder or upon certain transfers of such shares.

(2)

The aggregate value realized upon the exercise of an Option award represents the difference between the aggregate market price of the shares of our Class B common stock, assumed to be equal to our Class A common stock as described in footnote (1) above, on the date of exercise and the aggregate exercise price of the stock option. In each case, the value realized is before payment of any applicable taxes and brokerage commissions, if any.

(3)

The aggregate value realized upon the vesting of a RSU award is the closing price on the vesting date. In each case, the value realized is before payment of any applicable taxes and brokerage commissions, if any.

OFFER LETTERS

The following is a description of the offer letters or employment agreements we have entered into with our named executive officers. All of our named executive officers are employed on an at-will basis, with no fixed term of employment. Each of our named executive officers will receive, or have received, benefits upon certain qualifying terminations of employment as described in the section titled “—Potential Payments upon Termination or Change in Control.”

BARRY MCCARTHY

Mr. McCarthy, our CEO and President, is a party to an offer letter with us dated February 7, 2022. Mr. McCarthy is an at-will employee. Mr. McCarthy’s annual base salary as of June 30, 2023 was $1,250,000. Mr. McCarthy’s offer letter provides for: (i) a stock option award to purchase 8,000,000 shares of our Class A common stock, (ii) up to $150,000 reimbursement in connection with relocation expenses, and (iii) up to $30,000 reimbursement of reasonable legal costs in connection with negotiating his offer letter and related agreements.

Mr. McCarthy’s offer letter provides that he is eligible to participate in our Severance Plan as a Tier 1 Participant; provided that the applicable period during which Mr. McCarthy is eligible for enhanced severance pursuant to the Severance Plan will include the 120-day period immediately prior to a change in control in addition to the 12-month period following a change in control.

ELIZABETH CODDINGTON

Ms. Coddington, our CFO, is a party to an offer letter with us dated June 6, 2022. Ms. Coddington is an at-will employee. Ms. Coddington’s annual base salary as of June 30, 2023 was $1,000,000.

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                    EXECUTIVE COMPENSATION

Ms. Coddington’s offer letter provides for: (i) an equity award of our Class A common stock valued at $9,000,000 on the date of grant, which Ms. Coddington elected pursuant to our Equity Choice Program to receive in the form of both an Option award and RSU award, each valued at $4,500,000, (ii) up to $150,000 reimbursement in connection with relocation expenses, and (iii) up to $1,000 reimbursement of reasonable legal costs in connection with negotiating her offer letter and related agreements.

Ms. Coddington’s offer letter provides that she is eligible to participate in our Severance Plan as a Tier 1 Participant; provided that the applicable period during which Ms. Coddington is eligible for enhanced severance pursuant to the Severance Plan will include the 120-day period immediately prior to a change in control in addition to the 12-month period following a change in control.

LESLIE BERLAND

Ms. Berland, our Chief Marketing Officer, is a party to an offer letter with us dated January 13, 2023. Ms. Berland is an at-will employee. Ms. Berland’s annual base salary as of June 30, 2023 was $1,000,000.

Ms. Berland’s offer letter provides for an equity award of our Class A common stock valued at $9,000,000 on the date of grant, which Ms. Berland elected pursuant to our Equity Choice Program to receive in the form of an RSU award. Details regarding the equity award that was granted to Ms. Berland are set forth in the section titled “Compensation Discussion and Analysis—Compensation Elements—Long-Term Incentive Compensation—New Hire Equity Awards.”

Ms. Berland’s offer letter provides that she is eligible to participate in our Severance Plan as a Tier 1 Participant; provided that the applicable period during which Ms. Berland is eligible for enhanced severance pursuant to the Severance Plan will include the 120-day period immediately prior to a change in control in addition to the 12-month period following a change in control.

THOMAS CORTESE

Mr. Cortese, our Chief Product Officer, was a party to an offer letter with us dated February 6, 2017. Mr. Cortese is an at-will employee. Mr. Cortese’s annual base salary as of June 30, 2023 was $1,000,000.

On October 16, 2023, Mr. Cortese entered into a transition agreement with us as described in the section titled “—Potential Payments upon Termination or Change in Control.”

JENNIFER COTTER

Ms. Cotter, our Chief Content Officer, is a party to an offer letter with us dated April 26, 2019. Ms. Cotter is an at-will employee. Ms. Cotter’s annual base salary as of June 30, 2023 was $1,000,000.

JOHN FOLEY

Prior to his departure in September 2022, Mr. Foley, our former CEO and subsequently, former Executive Chair, was party to an offer letter with us dated September 9, 2019. Mr. Foley was an at-will employee. Mr. Foley’s annual base salary during Fiscal 2022 was $1,000,000.

In connection with Mr. Foley’s termination of employment, he entered into a founder transition agreement with us as described in the section titled “—Potential Payments upon Termination or Change in Control.”

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Severance Plan

Each of our officers, including our named executive officers, is (or was, while being employed) also a participant in our Severance Plan. Pursuant to the Severance Plan and their respective participation agreements, if any of our named executive officers is terminated without “cause” or resigns for “good reason” (as such terms are defined in the Severance Plan), they will be entitled to receive a cash amount, equal to their (i) annual base salary payable in 12 monthly installments, (ii) target bonus for the fiscal year in which the termination occurs (if applicable), pro-rated to reflect the partial year of service and (iii) any annual bonus earned for our prior fiscal year (if applicable) to the extent not yet paid, with each of the foregoing bonus amounts in clauses (ii) and (iii) payable in a lump-sum. In addition, the named executive officer will be

68	|	2023 PROXY STATEMENT

                    EXECUTIVE COMPENSATION

entitled to continued coverage under our group-healthcare plans for a period ending on the earlier of (x) 12 months following the termination date and (y) the date that the named executive officer and his or her covered dependents become eligible for coverage under another employer’s plans. In addition, each outstanding equity award that vests subject to the named executive officer’s continued service will automatically become vested and exercisable, as applicable, with respect to that number of shares that would have vested in the 12-month period following such termination had they remained employed during that period. After giving effect to the foregoing acceleration, each vested Option then held by the named executive officer will remain exercisable for 12 months following the executive’s termination of service, or if earlier, the original expiration date of such Option.

In the event that the named executive officer is terminated without “cause” or resigns for “good reason” during the “change in control period” (as defined in the Severance Plan and described below), then in lieu of the foregoing, they will be entitled to receive a cash amount, equal to (i) 1.5 times their annual base salary, (ii) their target bonus for the fiscal year in which the termination occurs (if applicable) and (iii) any annual bonus earned for our prior fiscal year (if applicable) to the extent not yet paid. In addition, the named executive officer will be entitled to continued coverage under our group-healthcare plans for a period ending on the earlier of (x) 18 months following the termination date and (y) the date that the named executive officer and their covered dependents become eligible for coverage under another employer’s plans. In addition, each outstanding equity award that vests subject to the named executive officer’s continued service will automatically become vested and, as applicable, exercisable in full, and any vested Option held by the named executive officer after giving effect to the foregoing acceleration will remain exercisable for 12 months following the executive’s termination of service, or if earlier, the original expiration date of such Option.

For all of our named executive officers, the “change in control period” includes the 12-month period following a “change in control” (as defined in the Severance Plan); for Mr. McCarthy and Mses. Berland and Coddington, pursuant to their offer letters, it also includes the 120-day period immediately prior to the “change in control.”

All such severance payments and benefits are subject to each named executive officer’s execution of a general release of claims against us, and their agreement to certain non-compete, non-solicitation and non-disparagement covenants and compliance with certain other provisions set forth in their offer letter or employment agreement and in the Severance Plan. The terms of the Severance Plan supersede all prior agreements with our named executive officers, including their respective individual offer letters and employment agreements, with respect to any severance payments and benefits, equity acceleration or post-termination exercise periods to which any such named executive officers may be entitled upon a termination of service or change in control of us.

Separation Arrangements with Named Executive Officers

During Fiscal 2023, and during Fiscal 2024 and prior to the date of the filing of this Proxy Statement, we entered into the following arrangements with our named executive officers in connection with their termination of employment.

JOHN FOLEY

In connection with his separation from the Company as our Executive Chair, effective September 12, 2022, Mr. Foley received the payments and benefits outlined below. These payments and benefits are subject to the terms and conditions of the Severance Plan, though in some cases, as indicated, represent a departure from the Severance Plan.

•	a cash payment in the amount of $1,000,000;
•

continued payment of healthcare coverage premiums for him and his covered dependents through the earlier of the eighteen-month (rather than twelve-month) anniversary of his separation date and the date that he and his covered dependents become eligible for coverage under another employer’s plans; and

•	accelerated vesting of each outstanding and unvested equity award held by him as of his separation date with respect to that number of shares of our common stock that would have vested through the

2023 PROXY STATEMENT	|	69

                    EXECUTIVE COMPENSATION

twelve-month anniversary of his separation date and, with respect to each vested Option, continued exercisability of such Option until the earlier of the original expiration date and June 30, 2025 (rather than the twelve-month anniversary of his separation date).

In connection with his departure, in addition to agreeing to be bound by the restrictive covenants set forth in the Severance Plan, Mr. Foley agreed to be subject to a one-year standstill restriction.

THOMAS CORTESE

In connection with his separation from the Company as our Chief Product Officer, we entered into a transition agreement (the “Transition Agreement”) with Mr. Cortese, pursuant to which, effective October 31, 2023 (the “Transition Date”), Mr. Cortese will transition to the non-executive officer role of Advisor and he will continue to provide services to the Company in this role through May 16, 2024 (the “Advisory Period End Date”). Pursuant to the Transition Agreement, during the advisory period, Mr. Cortese will continue to receive his annual base salary and his outstanding RSU awards will continue to vest in accordance with their terms. Additionally, as of the Transition Date, Mr. Cortese will forfeit his vested and unvested stock options that were granted to him after February 2019 (which cover an aggregate of 1,164,159 shares of the Company’s Class A common stock) and retain his stock options that were granted to him prior to February 2019 (which cover an aggregate of 2,228,536 shares of the Company’s Class B common stock, all of which are fully vested).

Upon his separation from the Company on the Advisory Period End Date, or his earlier termination as a result of (x) the Company terminating his employment without “cause” (as defined in the Severance Plan), (y) Mr. Cortese’s death or disability, or (z) Mr. Cortese’s resignation as a result of the Company’s material breach of the Transition Agreement, he will receive the payments and benefits outlined below. These payments and benefits are subject to Mr. Cortese’s execution of a release of claims and continued compliance with restrictive covenants:

•	a cash payment in the amount of $1,000,000;

•	a lump sum cash payment equal to the cost of twelve months of healthcare coverage premiums for him and his covered dependents;

•

accelerated vesting of each outstanding and unvested RSU award held by him as of his separation date with respect to that number of shares of our common stock that would have vested through the twelve-month anniversary of his separation date;

•	with respect to each vested Option, continued exercisability of such Option until the earlier of the original expiration date and May 16, 2027; and

•

only if his separation date occurs before the Advisory Period End Date, Mr. Cortese will continue to receive his base salary and his RSU awards will continue to vest, in each case through the Advisory Period End Date.

These payments and benefits are consistent with the terms and conditions of the Severance Plan, except Mr. Cortese agreed to forfeit certain of his Options (as described above) in exchange for a longer period to exercise his retained options (i.e., three years rather than one year post-separation).

70	|	2023 PROXY STATEMENT

                    EXECUTIVE COMPENSATION

Potential Payments upon Termination or Change in Control Table

The following table provides information concerning the estimated, or, in certain cases as noted, actual payments and benefits that would be provided in the circumstances described above for each of our named executive officers (except as noted). There can be no assurance that a triggering event would produce the same or similar results as those estimated below if such event occurs on any other date or at any other price, or if any other assumption used to estimate potential payments and benefits is not correct. Due to the number of factors that affect the nature and amount of any potential payments or benefits, any actual payments and benefits may be different.

	UPON QUALIFYING TERMINATION — NO CHANGE IN CONTROL(1)				UPON QUALIFYING TERMINATION — CHANGE IN CONTROL(1)

NAME(1)	CASH SEVERANCE ($)	CONTINUATION OF MEDICAL BENEFITS ($)(2)	VALUE OF ACCELERATED VESTING ($)(3)	TOTAL ($)	CASH SEVERANCE ($)	CONTINUATION OF MEDICAL BENEFITS ($)(4)	VALUE OF ACCELERATED VESTING ($)(3)	TOTAL ($)

BARRY MCCARTHY	$1,250,000	$39,238	—	$1,289,238	$1,875,000	$58,856	—	$1,933,857

ELIZABETH CODDINGTON	$1,000,000	$2,656	$1,824,660	$2,827,316	$1,500,000	$3,984	$8,165,480	$9,669,464

LESLIE BERLAND	$1,000,000	$39,122	$3,283,284	$4,322,406	$1,500,000	$58,683	$11,523,826	$13,082,509

JENNIFER COTTER	$1,000,000	$36,444	$2,719,107	$3,755,551	$1,500,000	$54,667	$11,059,458	$12,614,125

THOMAS CORTESE	$1,000,000	$57,215	$2,409,023	$3,466,238	$1,500,000	$85,823	$10,220,025	$11,805,848

JOHN FOLEY	$1,000,000	$83,187	$720,105	$1,803,292	–	–	–	–

(1)

The severance payments and benefits set forth in the table above with respect to Mr. Foley reflect the severance payments and benefits actually received by Mr. Foley upon his termination of employment prior to the end of Fiscal 2023. The severance payments and benefits set forth in the table above with respect to all other named executive officers reflect the estimated payments and benefits assuming the applicable triggering event took place on June 30, 2023.

(2)

The amounts reported include Company-paid health continuation benefits during the applicable severance period pursuant to the Severance Plan and tax gross-up payments by the Company to cover the taxes owed by the named executive officer in connection with the Company’s provision of such benefits. For Mr. McCarthy, such tax gross-up payment is $14,145; for Ms. Coddington, $1,070; for Ms. Berland, $15,766; for Ms. Cotter, $13,138; for Mr. Cortese, $29,208; and for Mr. Foley, $ 46,002.

(3)

With respect to Mr. Foley, the value of accelerated vesting is calculated based on the per share closing price of our Class A common stock as of the date of Mr. Foley’s termination of employment less, if applicable, the exercise price of each outstanding Option. With respect to all other named executive officers, the value of accelerated vesting is calculated based on the per share closing price of our Class A common stock as of June 30, 2023 ($7.69) less, if applicable, the exercise price of each outstanding Option.

(4)

The amounts reported include Company-paid health continuation benefits during the applicable severance period pursuant to the Severance Plan and tax gross-up payments by the Company to cover the taxes owed by the named executive officer in connection with the Company’s provision of such benefits. For Mr. McCarthy, such tax gross-up payment is $21,218; for Ms. Coddington, $1,606; for Ms. Berland, $23,649; for Ms. Cotter, $19,707; and for Mr. Cortese, $43,812.

LIMITATIONS ON LIABILITY AND INDEMNIFICATION MATTERS

Our restated certificate of incorporation contains provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by the Delaware General Corporation Law (“DGCL”). Consequently, our directors are not personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for:

•	any breach of the director’s duty of loyalty to us or our stockholders;
•	any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
•	unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the DGCL; or
•	any transaction from which the director derived an improper personal benefit.

2023 PROXY STATEMENT	|	71

                    EXECUTIVE COMPENSATION

Our restated certificate of incorporation and our amended and restated bylaws require us to indemnify our directors and officers to the maximum extent not prohibited by the DGCL and allow us to indemnify other employees and agents as set forth in the DGCL. Subject to certain limitations, our amended and restated bylaws also require us to advance expenses incurred by our directors and officers for the defense of any action for which indemnification is required or permitted.

We have entered, and intend to continue to enter, into separate indemnification agreements with our directors, officers and certain of our key employees, in addition to the indemnification provided for in our restated certificate of incorporation and amended and restated bylaws. These agreements, among other things, require us to indemnify our directors, officers, and key employees for certain expenses, including attorneys’ fees, judgments, penalties, fines, and settlement amounts actually incurred by these individuals in any action or proceeding arising out of their service to us or any of our subsidiaries or any other company or enterprise to which these individuals provide services at our request. Subject to certain limitations, our indemnification agreements also require us to advance expenses incurred by our directors, officers, and key employees for the defense of any action for which indemnification is required or permitted.

We believe that provisions of our restated certificate of incorporation, amended and restated bylaws and indemnification agreements are necessary to attract and retain qualified directors, officers and key employees. We also maintain directors’ and officers’ liability insurance.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted for directors or executive officers, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

CEO PAY RATIO DISCLOSURE

As required by Item 402(u) of Regulation S-K, we are providing the ratio of our median employee’s annual total compensation (the median of the total compensation of all our employees, excluding our principal executive officer) to the annual total compensation of our principal executive officer.

As set forth in the Fiscal 2023 Summary Compensation Table, the total annual compensation of our CEO and President, Barry McCarthy, for Fiscal 2023 was $1,094,631. Our median employee’s annual total compensation for Fiscal 2023 was $130,264, resulting in a CEO pay ratio of 8:1.

Our compensation and benefits philosophy and the overall structure of our compensation and benefit programs aim to ensure that the pay of every employee appropriately reflects the level of their job impact and responsibilities and is competitive within our market.

Our determination of which employee was the median employee was based on compensation data for all worldwide employees, whether full-time, part-time, or seasonal, excluding our CEO, as of June 30, 2023 (the determination date).

We used a consistently applied compensation measure that included the following elements: (i) base salary, hourly wages, overtime pay, commissions, and bonuses paid during the 12-month period preceding the determination date, and (ii) the grant date fair value of all equity awards granted from July 1, 2022 through the determination date. We annualized base salaries for any permanent full-time and part-time employees who commenced work during the 12-month period preceding the determination date to reflect a full year. All amounts paid in foreign currencies were converted to U.S. dollars based on the average annual exchange rate as of June 30, 2023. No cost-of-living adjustments were made.

Using this foregoing approach, we identified the individual at the median of our employee population, who is a full-time employee based in the United States. We then calculated the Fiscal 2023 annual total compensation for this individual using the same methodology we use for our named executive officers as set forth in our Fiscal 2023 Summary Compensation Table.

72	|	2023 PROXY STATEMENT

                    EXECUTIVE COMPENSATION

This pay ratio represents our reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K and applicable guidance, which provide significant flexibility in how companies identify the median employee. Each company may use a different methodology and make different assumptions particular to that company. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different estimates, assumptions, and methodologies in calculating their own pay ratios.

2023 PROXY STATEMENT	|	73

PELOTON INTERACTIVE, INC. PAY VERSUS PERFORMANCE

In the below Pay Versus Performance Table, we provide information about the compensation of our named executive officers (“NEOs”) and the results of certain financial performance measures for each of the last three fiscal years. The amounts shown below are calculated in accordance with Rule 402(v) of Regulation
S-K
(the “PVP Rules”). For further information concerning our
pay-for-performance
philosophy and how we align executive compensation with our performance, refer to our CD&A.
Although the PVP Rules require us to disclose “compensation actually paid,” these amounts do not necessarily reflect compensation that our NEOs actually earned in the fiscal years shown. Instead, “compensation actually paid” reflects a calculation computed in accordance with the PVP Rules, including adjustments of the values of unvested and vested equity awards based on either their year-end
or vesting date stock prices and various accounting valuation assumptions. “Compensation actually paid” generally fluctuates due to stock price performance. We have not included a company-selected performance measure in our Pay Versus Performance Table or provided a tabular list of financial performance measures as described in Item 402(v)(6) of Regulation
S-K
because we generally do not grant performance-based equity awards or maintain an annual short-term incentive compensation plan.

PAY VERSUS PERFORMANCE
					AVERAGE SUMMARY COMPENSATION TABLE TOTAL FOR NON-PEO NEOS (2)	AVERAGE COMPENSATION ACTUALLY PAID TO NON-PEO NEOS (4)	VALUE OF INITIAL FIXED $100 INVESTMENT BASED ON:
YEAR (1)	SUMMARY COMPENSATION TABLE TOTAL FOR PEO (2)	COMPENSATION ACTUALLY PAID TO PEO (3)	SUMMARY COMPENSATION TABLE TOTAL FOR FORMER PEO (2)	COMPENSATION ACTUALLY PAID TO FORMER PEO (3)			TOTAL SHAREHOLDER RETURN (5)	PEER GROUP TOTAL SHAREHOLDER RETURN (6)	NET INCOME (7)

2023	$1,094,631	($6,088,273)	N/A	N/A	$13,786,240	$4,246,646	$13	$168	($1,261,700,000)

2022	$168,073,420	$32,829,750	$16,091,152	($178,221,274)	$13,065,720	($80,153,488)	$16	$123	($2,827,700,000)

2021	N/A	N/A	$17,800,028	$240,323,250	$9,702,663	$153,043,140	$215	$150	($189,000,000)

(1)
Barry McCarthy served as the Company’s Principal Executive Officer (our “PEO”) for the entirety of Fiscal 2023 and from February 9, 2022 to the end of Fiscal 2022. John Foley served as the Company’s PEO for the entirety of fiscal year 2021 and during fiscal year 2022 from July 1, 2021 to February 9, 2022 (our “Former PEO”).

The Company’s
“Non-PEO
NEOs” for the indicated fiscal years were as follows:

•	2023: Elizabeth Coddington, Leslie Berland, Jen Cotter, Thomas Cortese, and John Foley
•	2022: Jill Woodworth, Elizabeth Coddington, William Lynch, Thomas Cortese, Hisao Kushi, and Kevin Cornils
•	2021: Jill Woodworth, William Lynch, Thomas Cortese, and Hisao Kushi

(2)
Amounts reported in these columns represent the total compensation reported in the Summary Compensation Table for the indicated fiscal year in the case of (i) our PEO, (ii) our Former PEO, and (iii) the average for the applicable
Non-PEO
NEOs.

(3)
Amounts reported in these columns represent the compensation actually paid to (i) our PEO and (ii) our Former PEO for the indicated fiscal year, as calculated under the PVP Rules based on their total compensation reported in the Summary Compensation Table for the indicated fiscal year and adjusted as shown in the tables below:

74	|	2023 PROXY STATEMENT

                     PAY VERSUS PERFORMANCE

PEO (BARRY MCCARTHY)

		2021	2022	2023

	Summary Compensation Table—Total Compensation	N/A	$168,073,420	$1,094,631

–	Grant Date Fair Value of Stock Awards and Option Awards Granted in Fiscal Year	N/A	($167,628,328)	$0

+	Fair Value at Fiscal Year End of Outstanding and Unvested Stock Awards and Option Awards Granted in Fiscal Year	N/A	$27,248,168	$0

+	Change in Fair Value of Outstanding and Unvested Stock Awards and Option Awards Granted in Prior Fiscal Years	N/A	$0	($8,162,034)

+	Fair Value at Vesting of Stock Awards and Option Awards Granted in Fiscal Year That Vested During Fiscal Year	N/A	$5,136,490	$0

+	Change in Fair Value as of Vesting Date of Stock Awards and Option Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	N/A	$0	$979,130

–	Fair Value as of Prior Fiscal Year End of Stock Awards and Option Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	N/A	$0	$0

=	Compensation Actually Paid	N/A	$32,829,750	($6,088,273)

FORMER PEO (JOHN FOLEY)

		2021	2022	2023

	Summary Compensation Table—Total Compensation	$17,800,028	$16,091,152	N/A

–	Grant Date Fair Value of Stock Awards and Option Awards Granted in Fiscal Year	($16,800,028)	($15,091,152)	N/A

+	Fair Value at Fiscal Year End of Outstanding and Unvested Stock Awards and Option Awards Granted in Fiscal Year	$23,045,322	$527,703	N/A

+	Change in Fair Value of Outstanding and Unvested Stock Awards and Option Awards Granted in Prior Fiscal Years	$130,608,577	($96,540,499)	N/A

+	Fair Value at Vesting of Stock Awards and Option Awards Granted in Fiscal Year That Vested During Fiscal Year	$3,343,796	$659,720	N/A

+	Change in Fair Value as of Vesting Date of Stock Awards and Option Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$82,325,555	($83,868,199)	N/A

–	Fair Value as of Prior Fiscal Year End of Stock Awards and Option Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$0	$0	N/A

=	Compensation Actually Paid	$240,323,250	($178,221,274)	N/A
For purposes of calculating compensation actually paid, compensation related to equity awards was remeasured. For RSUs, the fair values and the change in fair values were determined by the closing price of our common stock at each applicable year-end
date or, in the case of vested awards, the closing price on the vesting date. For stock options, a Black-Scholes-Merton option valuation model (“BSM model”) was used as of the applicable year-end
date or, in the case of vested options, the vesting date. The BSM model requires us to make assumptions and judgments regarding the variables used in the calculation, including the expected remaining term, expected volatility and the expected risk-free rate. The valuation assumptions used to calculate fair value of equity awards were methodologically consistent with those used to calculate the grant date fair value of such awards.

2023 PROXY STATEMENT	|	75

      &emsp13;&hairsp;PAY VERSUS PERFORMANCE

(4)
Amounts reported are the “compensation actually paid” to the
Non-PEO
NEOs in the indicated fiscal year, as computed
in
accordance with the PVP Rules, based on the average total compensation for such NEOs reported in the Summary Compensation Table for the indicated fiscal year and adjusted under the PVP Rules as shown in the table below (based on the averages for each category):

NEO AVERAGE

		2021	2022	2023

	Summary Compensation Table—Total Compensation	$9,702,663	$13,065,720	$13,786,240

–	Grant Date Fair Value of Stock Awards and Option Awards Granted in Fiscal Year	($8,908,566)	($12,350,637)	($12,770,654)

+	Fair Value at Fiscal Year End of Outstanding and Unvested Stock Awards and Option Awards Granted in Fiscal Year	$12,178,043	$2,443,442	$3,070,695

+	Change in Fair Value of Outstanding and Unvested Stock Awards and Option Awards Granted in Prior Fiscal Years	$83,639,367	($31,423,232)	($452,736)

+	Fair Value at Vesting of Stock Awards and Option Awards Granted in Fiscal Year That Vested During Fiscal Year	$1,746,861	$647,513	$443,824

+	Change in Fair Value as of Vesting Date of Stock Awards and Option Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$54,684,772	($48,252,447)	$352,806

–	Fair Value as of Prior Fiscal Year End of Stock Awards and Option Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$0	($4,283,846)	($183,530)

=	Compensation Actually Paid	$153,043,140	($80,153,488)	$4,246,646
We used the same assumptions relating to remeasurement of equity award compensation as disclosed above in footnote (3).

(5)
Our total shareholder return (“TSR”) assumes $100 was invested in our common stock on June 30, 2020, using the closing stock price on that date. Historic stock price performance is not necessarily indicative of future stock price performance.

(6)
We use the Nasdaq Computer Index for purposes of comparing our TSR to the TSR of a peer group or index (the “Peer Group TSR”), as disclosed in our Annual Report on Form
10-K
for the fiscal year ended June 30, 2022 pursuant to Item 201(e) of Regulation
S-K.
This calculation assumes that $100 was invested in this index on June 30, 2020 and that any dividends are reinvested.

(7)	The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.
FINANCIAL PERFORMANCE MEASURES
We did not select any performance measure because we do not maintain an annual short-term incentive compensation plan or grant performance-based equity awards that are based on a financial metric. We do not use any financial performance measures to link executive compensation to company performance since our executive compensation is tied to increasing stockholder value. As discussed in CD&A, a substantial portion of our named executive officer target total direct compensation for Fiscal 2023 was contingent (rather than fixed), with the amounts ultimately payable subject to variability commensurate with our actual performance.

76	|	2023 PROXY STATEMENT

      &emsp13;&hairsp;PAY VERSUS PERFORMANCE

RELATIONSHIP BETWEEN PAY AND PERFORMANCE
The following charts showing the relationships between “compensation
a
ctually paid” to our PEO, Former PEO, and applicable
Non-PEO
NEOs in fiscal years 2021, 2022 and 2023 to (1) our TSR and the Peer Group TSR and (2) our net income.

2023 PROXY STATEMENT	|	77

      &emsp13;&hairsp;PAY VERSUS PERFORMANCE

We believe the “compensation actually paid” in each of th
e
year
s
reported above is primarily reflective of the annual changes in our stock price performance. For further information concerning our pay-for-performance
philosophy and how we align executive compensation with our performance, please refer to our CD&A.

78	|	2023 PROXY STATEMENT

PELOTON INTERACTIVE, INC. EQUITY COMPENSATION PLAN INFORMATION

The following table presents information as of June 30, 2023 with respect to compensation plans under which shares of our Class A common stock or Class B common stock may be issued.

PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS (#)		WEIGHTED AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS ($)(1)	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (#)

EQUITY COMPENSATION PLANS APPROVED BY SECURITY HOLDERS(2)	70,235,701	(3)	19.71	43,075,791	(4)

EQUITY COMPENSATION PLANS NOT APPROVED BY SECURITY HOLDERS

TOTALS	70,235,701		19.71	43,075,791

(1)

The weighted average exercise price is calculated based solely on the exercise prices of the outstanding Option awards and does not reflect the shares that will be issued upon the vesting of outstanding RSUs, which have no exercise price.

(2)	Includes our 2015 Stock Plan (the “2015 Plan”), and the 2019 Plan. Excludes purchase rights accruing under the 2019 Employee Stock Purchase Plan, or 2019 ESPP.

(3)

Includes 19,961,731 shares of Class B common stock subject to outstanding awards granted under the 2015 Plan, of which 19,961,731 shares were subject to outstanding Option awards, and 50,273,970 shares of Class A common stock subject to outstanding awards granted under the 2019 Plan, of which 23,037,542 shares were subject to outstanding Option awards and 27,236,428 shares were subject to outstanding RSU awards.

(4)

There are no shares of common stock available for issuance under our 2015 Plan, but that plan will continue to govern the terms of stock options granted thereunder. Any shares of Class B common stock that are subject to outstanding awards under the 2015 Plan that are issuable upon the exercise of stock options that expire or become unexercisable for any reason without having been exercised in full will generally be available for future grant and issuance as shares of Class A common stock under our 2019 Plan. In addition, the number of shares reserved for issuance under our 2019 Plan increased automatically by 17,838,381 shares on July 1, 2023 and will increase automatically on the first day of July of each of 2023 through 2029 by the number of shares equal to 5% of the total issued and outstanding shares of our Class A common stock and Class B common stock as of the immediately preceding June 30 or a lower number approved by our Board. As of June 30, 2023, there were 12,626,752 shares of Class A common stock available for issuance under the 2019 ESPP. The number of shares reserved for issuance under our 2019 ESPP increased automatically by 3,567,676 shares on July 1, 2023 and will increase automatically on the first day of July of each year during the term of the 2019 ESPP by the number of shares equal to 1% of the total outstanding shares of our Class A common stock and Class B common stock as of the immediately preceding June 30 or a lower number approved by our Board. The maximum number of shares of Class A common stock that may be purchased pursuant to our ESPP offering periods in effect as of June 30, 2023 is 1,807,500.

2023 PROXY STATEMENT	|	79

PELOTON INTERACTIVE, INC. PROPOSAL 3: APPROVAL OF AN AMENDMENT TO THE PELOTON INTERACTIVE, INC. 2019 EQUITY INCENTIVE PLAN

INTRODUCTION

On October 24, 2023, upon recommendation of our compensation committee, our Board adopted an amendment to the Peloton Interactive, Inc. 2019 Equity Incentive Plan (the “Plan”), which increases the number of shares available under the Plan by 36,000,000 shares of Class A common stock (and retains the existing evergreen feature through July 1, 2029 (as described below)) and extends the right to grant awards (including incentive stock options) under the Plan through October 24, 2033 (the “Amendment”).

The Amendment is subject to stockholder approval. If approved by our stockholders, the Amendment will become effective as of December 7, 2023 (the date of this Annual Meeting). The Board recommends that you vote “FOR” the approval of the Amendment.

Within this Proposal 3, we refer to the Plan, as amended by the Amendment, as the “Amended Plan.”

WHY SHAREHOLDERS SHOULD APPROVE THE AMENDMENT

•

The Original Plan May Have a Limited Period of Time Remaining with an Adequate Amount of Shares Available for Grant. Under the Company’s current forecasts, the shares available for future grant under the Plan will be inadequate to meet our equity needs over the remaining term of the Plan; depending on our hiring practices and stock price, it is unclear how long we will be able to continue to issue equity to our current employees, consultants, and non-employee directors. In order for the Company to continue to grant equity compensation with a value consistent with historic grant practices, additional shares are required. As such, in determining to approve the Amendment, the Board was primarily motivated by a desire to ensure the Company has an available pool of shares from which to grant long-term equity incentive awards in future years.

•

Equity Incentive Awards Are an Important Part of Our Compensation Philosophy. We are asking our stockholders to approve the Amendment because we believe the availability of an adequate reserve of shares is an integral part of our compensation program, as well as our continued growth and success. The Plan was structured to provide the Company with the necessary flexibility to design long-term incentive programs for the majority of our employee base that align with our compensation philosophy, and more effectively support the strategic priorities of our organization. The equity-based awards issued under the Plan increase our ability to attract, motivate, and retain high quality talent, as providing equity-based awards is critical to achieving success as we compete for talent in an industry in which equity compensation is market practice and is expected by many existing personnel and prospective candidates. Further, we believe that grants of equity-based awards are necessary to enable us to design and implement executive compensation programs that retain our key employees, compensate those employees based on the performance of the Company and align the goals and objectives of our employees with the interests of our stockholders. If the Amendment is not approved, we believe the foregoing goals will be adversely affected. While the Company could increase cash compensation if it is unable to grant equity compensation, the Company anticipates that it will have difficulty attracting, retaining, and motivating its employees, consultants, and directors if it is unable to grant equity-based awards to them.

80	|	2023 PROXY STATEMENT

                    PROPOSAL 3: APPROVAL OF AN AMENDMENT TO THE PELOTON INTERACTIVE, INC. 2019 EQUITY INCENTIVE PLAN

SHARES AVAILABLE FOR ISSUANCE AND BACKGROUND OF DETERMINATION OF PROPOSED SHARE RESERVE INCREASE

Shares Available for Issuance and Proposed Share Reserve Increase

The Plan originally was adopted by our Board in connection with our initial public offering and was approved by our stockholders in September 2019. The Plan was intended to provide incentives to attract, retain and motivate those whose present and potential contributions are important to our success, by offering them an opportunity to participate in our future performance through the grant of equity-based awards.

The initial number of shares reserved under the Plan was 40,986,767 shares of Class A common stock, plus 8,822,809 shares of Class A common stock reserved but not issued under the 2015 Plan. The Plan’s share reserve has been increased or will be increased on July 1 of each year beginning in 2020 and ending in and including 2029, by a number of shares of Class A common stock equal to the lesser of (a) 5% of outstanding shares of all classes of our common stock on each June 30 of the immediately preceding fiscal year and (b) such amount as determined by our Board. In addition, to the extent outstanding awards under the 2015 Plan have been forfeited, lapse unexercised, or would otherwise have been returned to the share reserve under the 2015 Plan, the shares of Class B common stock subject to such awards instead have become available for future issuance as Class A common stock under the Plan.

As of October 8, 2023, the remaining number of shares of Class A common stock available for grant under the Plan was 46,894,110. The Amendment increases the number of shares available under the Plan by 36,000,000 to 82,894,110 shares of Class A common stock and retains the automatic evergreen increase to the share reserve through July 1, 2029. To the extent we have granted or will grant any awards under the Plan between October 8, 2023 and December 7, 2023, the available share reserve under the Amended Plan will be reduced from 82,894,110 shares (i.e., the remaining available reserve as of October 8, 2023 (46,894,110) plus 36,000,000 shares) by the number of shares that we grant under the Plan during such period.

Set forth below is the number of shares available for issuance pursuant to future equity awards under the 2015 Plan and the Plan as well as the number of shares subject to outstanding equity awards under the Plan, in each case as of October 8, 2023.

NUMBER OF SHARES THAT WERE AUTHORIZED FOR FUTURE GRANTS	46,894,110

NUMBER OF FULL-VALUE AWARDS OUTSTANDING (I.E., RESTRICTED STOCK UNITS (“RSUS”))	46,213,166

NUMBER OF STOCK OPTIONS OUTSTANDING	34,732,349

WEIGHTED AVERAGE REMAINING TERM OF OUTSTANDING OPTIONS (IN YEARS)	5.92

WEIGHTED AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS	$19.38

Background of Determination of Proposed Share Increase

In its determination to approve the Amendment, the Board was primarily motivated by a desire to ensure the Company has an available pool of shares from which to grant long-term equity-based awards, which the Board believes is a primary incentive and retention mechanism for our employees, consultants, and directors. The Board considered key factors in making its determination including our historical grant rates, the shares remaining available for issuance under the Plan, and the potential dilution associated with the Plan.

2023 PROXY STATEMENT	|	81

                    PROPOSAL 3: APPROVAL OF AN AMENDMENT TO THE PELOTON INTERACTIVE, INC. 2019 EQUITY INCENTIVE PLAN

This review included a consideration of the following key metrics, factors, and philosophies:

•	In fiscal year 2023, we granted equity awards covering 32,153,775 shares of our Class A common stock. On average, over the fiscal 2021 - 2023 period, we granted 22,999,234 shares annually.
•	Our three-year average burn rate was approximately 6.97%, as shown in the following table.

	FY 2021	FY 2022	FY 2023	THREE-YEAR AVERAGE

OPTIONS GRANTED	4,863,406	19,382,327	1,437,950	8,561,228

RSUS GRANTED	1,787,215	10,810,980	30,715,825	14,438,007

TOTAL SHARES GRANTED(1)	6,650,621	30,193,307	32,153,775	22,999,234

BURN RATE(2)	2.26%	9.37%	9.28%	6.97%

NET BURN RATE(3)	1.66%	6.63%	4.91%	4.40%

AVERAGE STOCK PRICE	$108.35	$54.58	$10.07	$57.66

WEIGHTED AVERAGE SHARES OUTSTANDING (BASIC)	293,892,643	322,368,818	346,670,699	320,977,387

(1)	Reflects the aggregate amount of options and RSUs granted in the applicable year.

(2)	Burn rate reflects the Total shares granted divided by the Weighted Average Shares Outstanding (Basic) in the applicable year,

(3)

Net burn rate reflects the Total shares granted, net of any shares subject to equity awards that have been forfeited or expired, divided by the Weighted Average Shares Outstanding (Basic) in the applicable year.

•

An additional metric that we use to measure the cumulative dilutive impact of our equity-based award program is fully diluted overhang, which is the sum of (1) the number of shares subject to equity awards outstanding, but not exercised or settled and (2) the number of shares available to be granted under our equity compensation plans, divided by the sum of (1) the total common shares outstanding, (2) the number of shares subject to equity awards outstanding but not exercised or settled, and (3) the number of shares available to be granted under our equity compensation plans. Our approximate fully-diluted overhang as of October 8, 2023 was 26.18%. If the Amendment had been approved as of such date, our approximate potential overhang would increase to 31.2% and then would decline over time.

•

If we exhaust the share reserve under the Plan without approval of the Amendment, we would lose an important element of our compensation program that is essential to attract, motivate and retain highly qualified talent and that aligns the interests of our employees, consultants, and directors with our stockholders.

In light of the factors described above, the Board believes that the size of the share reserve proposed by the Amendment is reasonable and appropriate at this time.

STOCKHOLDER APPROVAL

As mentioned above, if this Amendment is approved then an aggregate of 82,894,110 shares of our Class A common stock will be reserved for issuance pursuant to the Amended Plan (subject to the existing annual evergreen increase) and the right to grant awards (including incentive stock options) under the Plan will be extended through October 24, 2033. Approval of the Amendment will constitute approval pursuant to the Nasdaq stockholder approval requirements applicable to equity compensation plans and approval pursuant to the stockholder approval requirements of Section 422 of the Code relating to ISOs (to the extent required by the Code).

If our stockholders do not approve the Amendment pursuant to this Proposal 3, the additional shares proposed by the Amended Plan will not become available for issuance and the term of the Plan will not be extended; instead, the Plan will continue in full force and effect, without giving effect to the Amendment, and we may continue to grant equity-based awards under the Plan subject to shares remaining available for grant under the Plan.

82	|	2023 PROXY STATEMENT

                    PROPOSAL 3: APPROVAL OF AN AMENDMENT TO THE PELOTON INTERACTIVE, INC. 2019 EQUITY INCENTIVE PLAN

MATERIAL TERMS OF THE AMENDED PLAN

Summary of the Amended Plan

This section summarizes certain principal features of the Amended Plan. The summary is qualified in its entirety by reference to the complete text of the Plan, as amended by the Amendment, which is attached as Annex B to this proxy statement. A copy of the Plan is attached as Exhibit 10.3 to the Form 10-K that we filed with the SEC on August 23, 2023.

Eligibility

Our employees, consultants, and non-employee directors, and employees and consultants of our subsidiaries, are eligible to be selected by our compensation committee to receive awards under the Amended Plan. Currently, approximately 2,361 employees, six non-employee directors and 1,413 other individual service providers are eligible to receive awards under the Amended Plan. Historically, we have not routinely granted equity awards to service providers other than employees and non-employee directors, except in limited circumstances and/or in connection with an employee transition to a non-employee service provider role. We refer to employees, directors, or consultants who receive an award under the Amended Plan as participants.

Administration

Our Board delegated its authority to administer the Amended Plan to our compensation committee. Additionally, we have established the compensation committee sub-committee, or the CC subcommittee, consisting of the Chairperson of the compensation committee, and delegated authority to the CC subcommittee to grant a limited number of awards (subject to limitations) and perform related functions. The compensation committee separately delegated authority to the CEO and the Company’s Chief People Officer to grant a limited number of non-executive equity awards. References to the “committee” below include the compensation committee, the Board acting as the compensation committee, or any other committee to whom authority has been delegated to administer the plan.

The committee has the authority to construe and interpret the Amended Plan and award agreements and to prescribe, amend and rescind rules and regulations relating to the Amended Plan. Among other authorities, the committee also has the authority to determine which persons receive awards, the number of shares of our common stock subject to such awards, and to set the terms and conditions of all awards under the Amended Plan, including, but not limited to, the exercise price, vesting and exercise or settlement conditions, vesting acceleration or waiver of forfeiture restrictions or other award conditions, as well as the method to satisfy tax withholding obligations.

The Amended Plan provides for the award of both ISOs, which are intended to qualify for favorable tax treatment under Section 422 of the Code, and nonqualified stock options (“NSOs”), as well as for restricted stock awards (“RSAs”), stock appreciation rights (“SARs”), RSUs, performance awards, and stock bonuses. We may grant ISOs only to our employees. We may grant all other types of awards to our employees, directors, and consultants.

Shares Available

As described above, 40,986,767 shares of Class A common stock, plus 8,822,809 shares of Class A common stock reserved but not issued under our 2015 Plan were initially available for issuance under awards granted pursuant to the Plan (i.e., upon its effectiveness), and this number of shares has been increased since the Plan became effective by an aggregate of 64,161,391 shares of Class A common stock in connection with its annual evergreen feature, as described below. In addition, to the extent outstanding awards under the 2015 Plan have been forfeited, lapse unexercised, or would otherwise have been returned to the share reserve under the 2015 Plan, the shares of Class B common stock subject to such awards have become available for future issuance as Class A common stock under the Plan.

2023 PROXY STATEMENT	|	83

                    PROPOSAL 3: APPROVAL OF AN AMENDMENT TO THE PELOTON INTERACTIVE, INC. 2019 EQUITY INCENTIVE PLAN

As of October 8, 2023, the remaining number of shares of Class A common stock available for grant under the Plan was 46,894,110. The Amendment increases the number of shares available under the Plan as of October 8, 2023 by 36,000,000 to 82,894,110 shares of Class A common stock, and retains the automatic evergreen increase to share reserve through July 1, 2029. To the extent we have granted or will grant any awards under the Plan between October 8, 2023 and December 7, 2023, the available share reserve under the Amended Plan will be reduced from 82,894,110 shares (i.e., the remaining available reserve as of October 8, 2023 (46,894,110) plus 36,000,000 shares) by the number of shares that we grant under the Plan during such period.

The share reserve has been increased or will be increased automatically on July 1 of each of 2020 through 2029 by the number of shares of our Class A common stock equal to 5% of the total outstanding shares of all of our classes of common stock as of the immediately preceding June 30. However, the Board may reduce the amount of the increase in any particular year. In addition, the following shares have become or will be available for grant and issuance under the Amended Plan as shares of our Class A common stock (and any shares of our Class B common stock from our 2015 Plan that become available for grant under the Amended Plan as described below will be issued as Class A common stock under the Amended Plan):

•

shares subject to issuance upon exercise of any stock option or SAR granted under the Amended Plan but which cease to be subject to the stock option or SAR for any reason other than exercise of stock options or SARs;

•	shares subject to awards granted under the Amended Plan that are forfeited or are repurchased by us at the original issue price;
•	shares subject to awards granted under the Amended Plan that otherwise terminate without such shares being issued;
•

shares surrendered, cancelled, or exchanged for cash or a different award (or combination thereof, but to the extent an award under the Amended Plan is paid out in cash rather than shares, such cash payment will not result in reducing the number of shares available for issuance under the Amended Plan);

•

shares that are subject to stock options or other awards granted under our 2015 Plan that cease to be subject to such options or other awards by forfeiture or otherwise after the original effective date of the Plan;

•	shares issued under our 2015 Plan before the effective date of the Plan pursuant to the exercise of stock options that are forfeited after the original effective date of the Plan;
•	shares issued under our 2015 Plan that are repurchased by us at the original issue price; and
•

shares subject to stock options or other awards granted under the 2015 Plan or the Amended Plan that are used to pay the exercise price of a stock option or withheld to satisfy the tax withholding obligations related to any such award.

No more than 150,000,000 shares of our Class A common stock may be issued pursuant to the exercise of ISOs under the Amended Plan.

Types of Awards

As mentioned above, the Amended Plan provides for the award of both ISOs and NSOs, as well as for RSAs, SARs, RSUs, performance awards, and stock bonuses. All awards under the Amended Plan are evidenced by award agreements, which detail the terms and conditions of awards, including any applicable vesting (including performance-based vesting) and payment terms and post-termination exercise limitations.

Stock options provide for the purchase of shares of our Class A common stock in the future at an exercise price determined by the committee on the date of grant. The exercise price of a stock option may not be less than 100% of the fair market value of the underlying share on the grant date (or 110% in the case of ISOs granted to certain significant stockholders). The maximum permitted term of options granted under the Amended Plan is ten years (or five years in the case of ISOs granted to certain significant stockholders). The committee may provide for stock options to be exercised only as they vest or to be immediately exercisable with any shares issued on exercise being subject to our right of repurchase that lapses as the shares vest. Stock options granted under the Amended Plan generally may be exercised for a period of three months after the termination of the optionee’s service to us, for a period of 12 months in the case of death

84	|	2023 PROXY STATEMENT

                    PROPOSAL 3: APPROVAL OF AN AMENDMENT TO THE PELOTON INTERACTIVE, INC. 2019 EQUITY INCENTIVE PLAN

or disability, or such longer or shorter period as our committee may provide, but in any event no later than the expiration date of the stock option. Stock options generally terminate immediately upon termination of employment for “cause”.

An RSA is an offer by us to sell shares of our Class A common stock subject to restrictions, which may vest subject to continued service and/or the achievement of performance conditions. The price, if any, of an RSA will be determined by the committee. Unless otherwise determined by the committee, vesting will cease on the date the holder of the RSA no longer provides services to us and unvested shares will be forfeited or repurchased by us.

SARs provide for a payment, or payments, in cash or shares of our Class A common stock, to the holder based upon the difference between the fair market value of our Class A common stock on the date of exercise and the stated exercise price at grant. SARs may vest subject to continued service and/or the achievement of performance conditions; provided that no SAR will be exercisable after the expiration of 10 years from the date the SAR is granted. Unless otherwise determined by the committee, vesting will cease on the date the holder of the SARs no longer provides services to us and unvested SARs will be forfeited.

RSUs represent the right to receive shares of our Class A common stock at a specified date in the future, subject to continued service and/or the achievement of performance conditions. If an RSU has not been forfeited, then on the date specified in the RSU agreement, we will deliver to the holder of the RSU whole shares of our Class A common stock, cash, or a combination of our Class A common stock and cash. Unless otherwise determined by the committee, vesting will cease on the date the holder of the RSUs no longer provides services to us and unvested RSUs will be forfeited.

Performance awards cover shares of our Class A common stock and may be settled upon achievement of the pre-established performance conditions as provided in the Amended Plan in cash, by issuance of the underlying shares, other property, or any combination of the foregoing. Unless otherwise determined by the committee, vesting will cease on the date the holder of the performance award no longer provides services to us and any unvested portion of the performance award will be forfeited.

Stock bonuses may be granted as additional compensation for service or performance, and may be settled in the form of cash, Class A common stock, or a combination thereof, and may be subject to restrictions, which may vest subject to continued service and/or the achievement of performance conditions. Unless otherwise determined by the committee, vesting will cease on the date the holder of the stock bonus no longer provides services to us and any unvested portion of the stock bonus will be forfeited.

Certain Transactions

In the event of a change in the number of outstanding shares of our Class A common stock without consideration by reason of a stock dividend, extraordinary dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), recapitalization, stock split, reverse stock split, subdivision, combination, consolidation, reclassification, spin-off, or similar change in our capital structure, appropriate proportional adjustments will be made to the number of shares reserved for issuance under the Amended Plan; the exercise prices, number, and class of shares subject to outstanding options or SARs; the number and class of shares subject to other outstanding awards; and any applicable maximum award limits with respect to ISOs.

In the event of a corporate transaction (as described below), any or all outstanding awards may be (1) continued by our company, if the company is the successor entity; or (2) assumed or substituted by the successor corporation, or a parent or subsidiary of the successor corporation, for substantially equivalent awards (including, but not limited to a payment in cash or other right to acquire the same consideration paid to stockholders of the company upon a corporate transaction). In the event a successor corporation refuses to assume or substitute outstanding awards, then such awards will become fully vested and, as applicable, exercisable, immediately prior to the consummation of the proposed change of control. For purposes of the foregoing, any awards subject to outstanding performance-based criteria that are not assumed will be deemed earned and vested at 100% of target level unless otherwise indicated in an applicable award

2023 PROXY STATEMENT	|	85

                    PROPOSAL 3: APPROVAL OF AN AMENDMENT TO THE PELOTON INTERACTIVE, INC. 2019 EQUITY INCENTIVE PLAN

agreement. Notwithstanding the foregoing, in the event of a corporate transaction, any outstanding awards granted to our non-employee directors under the Amended Plan will become vested and exercisable, as applicable, prior to the consummation of the change in control.

A corporate transaction generally includes (1) a “person” becoming the “beneficial owner” of our securities representing more than 50% of our total voting power, except where such “person” already owns at least 50% of our total voting power; (2) the consummation of our sale or disposition of all or substantially all of our assets; (3) the consummation of our merger or consolidation with any other corporation, except where we retain at least 50% of our total voting power; (4) any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein our stockholders give up all of their equity interest in us; or (5) a change in our effective control that occurs on the date that a majority of members of our Board is replaced during any 12-month period by members whose appointment or election is not endorsed by a majority of the members of our Board prior to the date of the appointment or election.

Repricing and Cash Buyouts

Without prior stockholder approval, the committee may reprice stock options or SARs and, with the consent of affected participants, pay cash or issue new awards in exchange for the surrender or cancellation of any or all outstanding awards. Additionally, if the repricing is a reduction in exercise price, the consent of affected participants is not required, provided that written notice is given to the participants.

Plan Amendment and Termination

If the Amendment is not approved by our stockholders, the Plan will continue in effect until August 21, 2029, the tenth anniversary of the date on which it was approved by our Board, unless earlier terminated by our Board. If the Amendment is approved by our stockholders, the Amended Plan will expire on, and no award will be granted pursuant to the Amended Plan after, October 24, 2033, the tenth anniversary of the date the Amended Plan was adopted by our Board, unless earlier terminated by our Board. Our Board may amend or terminate the Amended Plan at any time, subject to stockholder approval as may be required by applicable law or listing rules. No termination or amendment of the Amended Plan may adversely affect any then-outstanding award without the consent of the affected participant.

Foreign Participants, Clawback Provisions, Transferability and Participant Payments

The committee may modify award terms and conditions, establish subplans and take any action determined to be necessary in order to comply with any foreign regulatory exemptions or approvals in order to comply with the laws and practices of countries outside the United States. All awards will be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by our Board or required by law during the term of service of the award holder, to the extent set forth in such policy or applicable agreement. Awards under the Amended Plan are generally non-transferable, other than by will or by the laws of descent or distribution. Awards are generally exercisable only by the participant. Payment from participants for shares purchased under the Amended Plan may be made in cash or check, or, where approved by the committee, by cancellation of indebtedness of the Company to the participant, by surrender of shares with a fair market value equal to the exercise price, by waiver of compensation due, by consideration received by the Company pursuant to a broker-assisted or other form of cashless exercise program, by any combination of the foregoing, or by any other method of payment as permitted by applicable law.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES

The following is a general summary under current law of the principal United States federal income tax consequences related to awards under the Amended Plan. This summary deals with the general federal income tax principles that apply and is provided only for general information. Some kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. This summary is not intended as tax advice to participants, who should consult their own tax advisors.

86	|	2023 PROXY STATEMENT

                    PROPOSAL 3: APPROVAL OF AN AMENDMENT TO THE PELOTON INTERACTIVE, INC. 2019 EQUITY INCENTIVE PLAN

•

Non-Qualified Stock Options. If an optionee is granted an NSO under the Amended Plan, the optionee should not have taxable income on the grant of the option. Generally, the optionee should recognize ordinary income at the time of exercise in an amount equal to the fair market value of the shares acquired on the date of exercise, less the exercise price paid for the shares. The optionee’s basis in the common stock for purposes of determining gain or loss on a subsequent sale or disposition of such shares generally will be the fair market value of our common stock on the date the optionee exercises such option. Any subsequent gain or loss will be taxable as a long-term or short-term capital gain or loss. We or our subsidiaries or affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the optionee recognizes ordinary income.

•

Incentive Stock Options. A participant receiving ISOs should not recognize taxable income upon grant. Additionally, if applicable holding period requirements are met, the participant should not recognize taxable income at the time of exercise. However, the excess of the fair market value of the shares of our common stock received over the option exercise price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an ISO is held for a minimum of two years from the date of grant and one year from the date of exercise and otherwise satisfies the ISO requirements, the gain or loss (in an amount equal to the difference between the fair market value on the date of disposition and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and we will not be entitled to any deduction. If the holding period requirements are not met, the ISO will be treated as one that does not meet the requirements of the Code for ISOs and the participant will recognize ordinary income at the time of the disposition equal to the excess of the amount realized over the exercise price, but not more than the excess of the fair market value of the shares on the date the ISO is exercised over the exercise price, with any remaining gain or loss being treated as capital gain or capital loss. We or our subsidiaries or affiliates generally are not entitled to a federal income tax deduction upon either the exercise of an ISO or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income on disposition of the shares.

•

Other Awards. The current federal income tax consequences of other awards authorized under the Amended Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as NSOs; nontransferable RSAs subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant through a Section 83(b) election); RSUs, stock bonus awards, dividend equivalents and performance-based awards (including performance shares, performance units, and cash-based performance awards) are generally subject to income tax at the time of payment. We or our subsidiaries or affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the optionee recognizes ordinary income.

SECTION 409A OF THE CODE

Certain types of awards under the Amended Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest, penalties, and additional state taxes). To the extent applicable, the Amended Plan and awards granted under the Amended Plan are intended to be structured and interpreted in a manner intended to either comply with or be exempt from Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code. To the extent determined necessary or appropriate by the plan administrator, the Amended Plan and applicable award agreements may be amended to further comply with Section 409A of the Code or to exempt the applicable awards from Section 409A of the Code.

2023 PROXY STATEMENT	|	87

                    PROPOSAL 3: APPROVAL OF AN AMENDMENT TO THE PELOTON INTERACTIVE, INC. 2019 EQUITY INCENTIVE PLAN

NEW PLAN BENEFITS

The following table summarizes the equity awards that will be granted under the Amended Plan. Other than as set forth in the table below, neither our Board nor the compensation committee has made any determination to approve future equity awards to any persons under the Amended Plan as of the date of this proxy statement. Therefore, it is not possible to determine the future benefits that will be received by these participants under the Amended Plan, or the benefits that would have been received by such participants if the Amended Plan had been in effect in the year ended June 30, 2023.

NAME AND POSITION:	DOLLAR VALUE		NUMBER OF SHARES

BARRY MCCARTHY, PRESIDENT AND CHIEF EXECUTIVE OFFICER	—		—

ELIZABETH CODDINGTON, CHIEF FINANCIAL OFFICER	—		—

THOMAS CORTESE, CO-FOUNDER AND CHIEF PRODUCT OFFICER	—		—

LESLIE BERLAND CHIEF MARKETING OFFICER	—		—

JENNIFER COTTER, CHIEF CONTENT OFFICER	—		—

JOHN FOLEY, CO-FOUNDER AND FORMER EXECUTIVE CHAIR OF THE BOARD	—		—

ALL CURRENT EXECUTIVE OFFICERS AS A GROUP	—		—

ALL CURRENT NON-EXECUTIVE DIRECTORS AS A GROUP	$2,085,000	(1)		(1)

ALL EMPLOYEES, INCLUDING ALL CURRENT OFFICERS WHO ARE NOT EXECUTIVE OFFICERS, AS A GROUP	—		—

(1)

Represents the estimated value of automatic awards of RSUs to be granted to our existing non-employee directors, and nominees for non-employee directors, as applicable, pursuant to our director compensation policy on the date of this Annual Meeting. The aggregate number of awards to be granted to non-employee directors and nominees for non-employee directors is not included in the table above as the number of shares subject to their awards will depend on the value of our common stock on the grant date.

88	|	2023 PROXY STATEMENT

      &emsp13;&hairsp;PROPOSAL 3: APPROVAL OF AN AMENDMENT TO THE PELOTON INTERACTIVE, INC. 2019 EQUITY INCENTIVE PLAN

PLAN BENEFITS

The table below sets forth summary information concerning the number of shares of our common stock subject to equity awards granted to certain persons under the Plan as of October 8, 2023. The per share market value of our Class A common stock on that date was $5.11.

NAME AND POSITION:	OPTIONS	RSUs

BARRY MCCARTHY, PRESIDENT AND CHIEF EXECUTIVE OFFICER	8,000,000	—

ELIZABETH CODDINGTON, CHIEF FINANCIAL OFFICER	638,699	1,149,108

THOMAS CORTESE, CO-FOUNDER AND CHIEF PRODUCT OFFICER	1,205,849	1,433,071

LESLIE BERLAND, CHIEF MARKETING OFFICER	—	1,498,547

JENNIFER COTTER, CHIEF CONTENT OFFICER	473,573	1,597,841

JOHN FOLEY, CO-FOUNDER AND FORMER EXECUTIVE CHAIR OF THE BOARD	1,491,874	—

ALL CURRENT EXECUTIVE OFFICERS AS A GROUP(1)	10,524,549	7,212,530

ALL CURRENT NON-EXECUTIVE DIRECTORS AS A GROUP	204,577	184,700

CURRENT NON-EMPLOYEE DIRECTORS NOT UP FOR ELECTION AS A GROUP	146,164	123,019

CURRENT DIRECTOR NOMINEES (OTHER THAN MR. MCCARTHY):	—	—

PAMELA THOMAS-GRAHAM	33,554	32,611

ANGEL L. MENDEZ	24,859	29,070

EACH ASSOCIATE OF ANY SUCH DIRECTORS, EXECUTIVE OFFICERS OR NOMINEES	35,880	1,128

EACH OTHER PERSON WHO RECEIVED OR ARE TO RECEIVE 5% OF SUCH OPTIONS OR RIGHTS	—	—

ALL EMPLOYEES, INCLUDING ALL CURRENT OFFICERS WHO ARE NOT EXECUTIVE OFFICERS, AS A GROUP	7,960,199	44,848,136

(1)	Includes executive officers of the Company as of October 8, 2023.

VOTE REQUIRED

Approval of the Amendment will require the affirmative vote of the majority of votes cast. Abstentions and broker non-votes will not be considered a vote cast and will have no effect on the voting for this proposal.

BOARD RECOMMENDATION

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE PELOTON INTERACTIVE, INC. 2019 EQUITY INCENTIVE PLAN

2023 PROXY STATEMENT	|	89

PELOTON INTERACTIVE, INC. CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Other than the executive officer and director compensation arrangements discussed above under “Executive Compensation” and “Proposal No. 1—Election of Director—Director Compensation,” respectively, since July 1, 2022, there were no transactions or series of similar transactions to which we were a party in which the amount involved exceeds $120,000 and in which any director, nominee for director, executive officer, beneficial holder of more than 5% of our capital stock or any member of their immediate family or any entity affiliated with any of the foregoing persons had, have, or will have a direct or indirect material interest.

INDEMNIFICATION AGREEMENTS

We have entered into indemnification agreements with each of our directors and executive officers. The indemnification agreements and our amended and restated bylaws require us to indemnify our directors to the fullest extent not prohibited by Delaware law. Subject to certain limitations, the indemnification agreements and our amended and restated bylaws also require us to advance expenses incurred by our directors and officers.

For more information regarding these agreements, see the section titled “Executive Compensation—Limitations on Liability and Indemnification Matters.”

REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PARTIES

We have adopted a written related party transactions policy to comply with Section 404 of the Exchange Act under which our executive officers, directors, beneficial owners of more than 5% of any class of our common stock, and any members of the immediate family of any of the foregoing persons are not permitted to enter into a related-party transaction with us without the consent of our audit committee. If the related party is, or is associated with, a member of our audit committee, the transaction must be reviewed and approved by our nominating, governance, and corporate responsibility committee.

Any request for us to enter into a transaction with a related party must first be presented to our Chief Legal Officer or their delegate for review and to determine what approvals are required. Then, the Chief Legal Officer will refer to the audit committee any such transaction that the Chief Legal Officer determines should be considered for evaluation and approval by the audit committee. In approving or rejecting the proposed transaction with a related party, the audit committee may consider the relevant and available facts and circumstances, including, but not limited to, the rationale for the proposed transaction, relevant alternatives to the proposed transaction, indications of an arms-length negotiation, the terms of the transaction, and the impact on a director’s independence in the event the related party is a director, immediate family member of a director or an entity with which a director is affiliated. The audit committee may impose such conditions as it deems appropriate on the Company or the related party in connection with the approval of the proposed transaction. The audit committee will then convey the decision to the Chief Legal Officer, who will then convey the decision to the appropriate persons within the Company. Members of the legal department or accounting team will report to the audit committee at the next audit committee meeting any decision made under the related party transactions policy. If advance approval of a transaction between a related party and our company was not feasible or was not obtained, the transaction must be submitted promptly to the audit committee for determination of whether to ratify and continue, amend and ratify, or terminate or rescind such related-party transaction and whether disciplinary action is appropriate.

90	|	2023 PROXY STATEMENT

PELOTON INTERACTIVE, INC. ADDITIONAL INFORMATION

STOCKHOLDER NOMINATIONS AND PROPOSALS TO BE INCLUDED IN PROXY MATERIALS OR PRESENTED AT NEXT ANNUAL MEETING

According to our amended and restated bylaws, for stockholder nominations to our Board or other proposals to be considered at an annual meeting, the stockholder must give timely notice thereof in writing to the Corporate Secretary at Peloton Interactive, Inc., 441 Ninth Avenue, Sixth Floor, New York, New York 10001, Attn: Corporate Secretary.

To be timely for our 2024 Annual Meeting of Stockholders, a stockholder’s notice must be delivered to or mailed and received by our Corporate Secretary at our principal executive offices not earlier than 5:00 p.m. Eastern Time on August 9, 2024 and no later than 5:00 p.m. Eastern Time on September 8, 2024. A stockholder’s notice to the Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by our amended and restated bylaws.

Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at our 2024 Annual Meeting of Stockholders must be received by us not later than June 28, 2024 in order to be considered for inclusion in our proxy materials for that meeting.

In addition to satisfying the foregoing requirements under our amended and restated bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice to us that sets forth the information required by Rule 14a-19 under the Exchange Act.

AVAILABLE INFORMATION

We will mail, without charge, upon written request, a copy of our annual report on Form 10-K for the fiscal year ended June 30, 2023, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:

Peloton Interactive, Inc.

441 Ninth Avenue, Sixth Floor

New York, New York 10001

Attn: Chief Legal Officer and Corporate Secretary

The annual report is also available at https://investor.onepeloton.com under “SEC Filings” in the “Financials” section of our website.

2023 PROXY STATEMENT	|	91

                    ADDITIONAL INFORMATION

ELECTRONIC DELIVERY OF STOCKHOLDER COMMUNICATIONS

We encourage you to help us conserve natural resources, as well as significantly reduce printing and mailing costs, by signing up to receive your stockholder communications electronically via e-mail. With electronic delivery, you will be notified via e-mail as soon as future annual reports and proxy statements are available on the Internet, and you can submit your stockholder votes online. Electronic delivery can also eliminate duplicate mailings and reduce the amount of bulky paper documents you maintain in your personal files. To sign up for electronic delivery:

Registered Owner (you hold our common stock in your own name through our transfer agent, Equiniti Trust Company, LLC, or you are in possession of stock certificates): visit https://www.shareowneronline.com/and log into your account to enroll.

Beneficial Owner (your shares are held by a brokerage firm, a bank, a trustee, or a nominee): If you hold shares beneficially, please follow the instructions provided to you by your broker, bank, trustee, or nominee.

Your electronic delivery enrollment will be effective until you cancel it. Stockholders who are record owners of shares of our common stock may call Equiniti Trust Company, LLC, our transfer agent, by phone at (800) 937-5449 or contact them by e-mail at HelpAST@equiniti.com or visit www.shareowneronline.com with questions about electronic delivery.

“HOUSEHOLDING”—STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our annual report and proxy materials, including the Notice of Internet Availability, unless the affected stockholder has provided contrary instructions. This procedure reduces printing costs and postage fees and helps protect the environment as well.

This year, a number of brokers with account holders who are our stockholders will be “householding” our annual report and proxy materials, including the Notice of Internet Availability. A single Notice of Internet Availability and, if applicable, a single set of annual report and other proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by calling Broadridge at (866) 540-7095 or writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717.

Upon written or oral request, we will promptly deliver a separate copy of the Notice of Internet Availability and, if applicable, our annual report and other proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice of Internet Availability and, if applicable, annual report and other proxy materials, you may write to our Corporate Secretary at 441 Ninth Avenue, Sixth Floor, New York, New York 10001, Attn: Corporate Secretary, telephone number (866) 679-9129.

Any stockholders who share the same address and receive multiple copies of our Notice of Internet Availability or annual report and other proxy materials who wish to receive only one copy in the future can contact their bank, broker, or other holder of record to request information about householding or our Corporate Secretary at the address or telephone number listed above.

92	|	2023 PROXY STATEMENT

PELOTON INTERACTIVE, INC. OTHER MATTERS

Our Board does not presently intend to bring any other business before the Annual Meeting and, so far as is known to our Board, no matters are to be brought before the Annual Meeting except as specified in the Notice of Annual Meeting of Stockholders. As to any business that may arise and properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

By Order of the Board

TAMMY ALBARRÁN

Chief Legal Officer and Corporate Secretary

2023 PROXY STATEMENT	|	93

PELOTON INTERACTIVE, INC. ANNEX A: NON-GAAP RECONCILIATION

In addition to our results determined in accordance with accounting principles generally accepted in the United States, or GAAP, we believe the following non-GAAP financial measures are useful in evaluating our operating performance.

ADJUSTED EBITDA

We calculate Adjusted EBITDA as net (loss) income adjusted to exclude: other expense (income), net; income tax expense (benefit); depreciation and amortization expense; stock-based compensation expense; goodwill impairment, impairment expense; product recall related matters; certain litigation and settlement expenses; transaction and integration costs; reorganization, severance, exit, disposal and other costs associated with restructuring plans; supplier settlements; and other adjustment items that arise outside the ordinary course of our business.

We use Adjusted EBITDA as a measure of operating performance and the operating leverage in our business. We believe that this non-GAAP financial measure is useful to investors for period-to-period comparisons of our business and in understanding and evaluating our operating results for the following reasons:

•

Adjusted EBITDA is widely used by investors and securities analysts to measure a company’s operating performance without regard to items such as stock-based compensation expense, depreciation and amortization expense, other expense (income), net, and provision for income taxes that can vary substantially from company to company depending upon their financing, capital structures, and the method by which assets were acquired;

•

Our management uses Adjusted EBITDA in conjunction with financial measures prepared in accordance with GAAP for planning purposes, including the preparation of our annual operating budget, as a measure of our core operating results and the effectiveness of our business strategy, and in evaluating our financial performance; and

•

Adjusted EBITDA provides consistency and comparability with our past financial performance, facilitates period-to-period comparisons of our core operating results, and may also facilitate comparisons with other peer companies, many of which use similar non-GAAP financial measures to supplement their GAAP results.

Our use of Adjusted EBITDA has limitations as an analytical tool, and you should not consider this measure in isolation or as a substitute for analysis of our financial results as reported under GAAP. Some of these limitations are, or may in the future be, as follows:

•

Although depreciation and amortization expense are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and Adjusted EBITDA does not reflect cash capital expenditure requirements for such replacements or for new capital expenditure requirements;

•

Adjusted EBITDA excludes stock-based compensation expense, which has recently been, and will continue to be for the foreseeable future, a significant recurring expense for our business and an important part of our compensation strategy;

•

Adjusted EBITDA does not reflect: (1) changes in, or cash requirements for, our working capital needs; (2) interest expense, or the cash requirements necessary to service interest or principal payments on our debt, which reduces cash available to us; or (3) tax payments that may represent a reduction in cash available to us;

•

Adjusted EBITDA does not reflect certain litigation expenses, consisting of legal settlements and related fees for specific proceedings that we have determined arise outside of the ordinary course of business based on the following considerations which we assess regularly: (1) the frequency of similar cases that

2023 PROXY STATEMENT	|	A-1

                    ANNEX A: NON-GAAP RECONCILIATION

have been brought to date, or are expected to be brought within two years; (2) the complexity of the case; (3) the nature of the remedy(ies) sought, including the size of any monetary damages sought; (4) offensive versus defensive posture of us; (5) the counterparty involved; and (6) our overall litigation strategy;
•	Adjusted EBITDA does not reflect transaction and integration costs related to acquisitions;
•	Adjusted EBITDA does not reflect impairment charges for goodwill and fixed assets, and gains (losses) on disposals for fixed assets;
•	Adjusted EBITDA does not reflect the impact of purchase accounting adjustments to inventory related to the Precor acquisition;
•

Adjusted EBITDA does not reflect costs associated with product recall related matters including adjustments to the return reserves, inventory write-downs, logistics costs associated with Member requests, the cost to move the recalled product for those that elect the option, subscription waiver costs of service, and recall-related hardware development and repair costs;

•	Adjusted EBITDA does not reflect reorganization, severance, exit, disposal, and other costs associated with restructuring plans;
•	Adjusted EBITDA does not reflect non-recurring supplier settlements; and
•

The expenses and other items that we exclude in our calculation of Adjusted EBITDA may differ from the expenses and other items, if any, that other companies may exclude from Adjusted EBITDA when they report their operating results and we may, in the future, exclude other significant, unusual expenses or other items from this financial measure. Because companies in our industry may calculate this measure differently than we do, its usefulness as a comparative measure can be limited.

Because of these limitations, Adjusted EBITDA should be considered along with other operating and financial performance measures presented in accordance with GAAP.

The following table presents a reconciliation of Adjusted EBITDA to Net (loss) income, the most directly comparable financial measure prepared in accordance with GAAP, for each of the periods indicated:

ADJUSTED EBITDA

	FISCAL YEAR ENDED JUNE 30,

	2023	2022

	(DOLLARS IN MILLIONS)

NET LOSS	$(1,261.7)	$(2,827.7)

ADJUSTED TO EXCLUDE THE FOLLOWING:

OTHER EXPENSE (INCOME), NET	60.9	74.1

INCOME TAX EXPENSE (BENEFIT)	3.7	19.6

DEPRECIATION AND AMORTIZATION EXPENSE	124.3	142.8

STOCK-BASED COMPENSATION EXPENSE	319.9	271.8

GOODWILL IMPAIRMENT	—	181.9

IMPAIRMENT EXPENSE	144.5	390.5

RESTRUCTURING EXPENSE	193.0	237.5

SUPPLIER SETTLEMENTS	22.0	337.6

PRODUCT RECALL RELATED MATTERS(1)	80.9	62.3

LITIGATION AND SETTLEMENT EXPENSES(2)	102.8	118.6

OTHER ADJUSTMENT ITEMS	1.0	8.4

ADJUSTED EBITDA	$(208.5)	$(982.7)

(1)

Represents adjustments and charges associated with product recall related matters, as well as accrual adjustments. These include recorded costs in Connected Fitness Products cost of revenue associated with recall related matters of $61.6 million and

A-2	|	2023 PROXY STATEMENT

                    ANNEX A: NON-GAAP RECONCILIATION

zero, adjustments to Connected Fitness Products revenue for actual and estimated future returns of $14.6 million and $48.9 million, recorded costs in Connected Fitness Products cost of revenue associated with inventory write-downs and logistics costs of $2.5 million and $8.1 million, and operating expenses of $2.3 million and $5.4 million associated with recall-related hardware development costs, for the fiscal years ended June 30, 2023 and June 30, 2022, respectively.

(2)

Includes Dish settlement accrual of $75.0 million and other litigation-related expenses and settlements for certain non-recurring patent infringement litigation, securities litigation, and consumer arbitration for the fiscal year ended June 30, 2023. Includes litigation-related expenses for certain non-recurring patent infringement litigation, consumer arbitration, and product recalls for the fiscal years ended June 30, 2022.

FREE CASH FLOW

We define Free Cash Flow as Net cash provided by (used in) operating activities less capital expenditures and capitalized internal-use software development costs. Free cash flow reflects an additional way of viewing our liquidity that, we believe, when viewed with our GAAP results, provides management, investors, and other users of our financial information with a more complete understanding of factors and trends affecting our cash flows.

The use of Free Cash Flow as an analytical tool has limitations due to the fact that it does not represent the residual cash flow available for discretionary expenditures. For example, Free Cash Flow does not incorporate payments made for purchases of marketable securities, business combinations and asset acquisitions. Because of these limitations, Free Cash Flow should be considered along with other operating and financial performance measures presented in accordance with GAAP.

The following table presents a reconciliation of Free Cash Flow to Net cash used in operating activities, the most directly comparable financial measure prepared in accordance with GAAP, for each of the periods indicated:

	FISCAL YEAR ENDED JUNE 30,

	2023	2022

	(DOLLARS IN MILLIONS)

NET CASH USED IN OPERATING ACTIVITIES	$(387.6)	$(2,020.0)

CAPITAL EXPENDITURES AND CAPITALIZED INTERNAL-USE SOFTWARE DEVELOPMENT COSTS	(82.4)	(337.3)

FREE CASH FLOW	$(470.0)	$(2,357.4)

2023 PROXY STATEMENT	|	A-3

PELOTON INTERACTIVE, INC. ANNEX B: AMENDMENT TO THE PELOTON INTERACTIVE, INC. 2019 EQUITY INCENTIVE PLAN

AMENDMENT TO THE

PELOTON INTERACTIVE, INC. 2019 EQUITY INCENTIVE PLAN

THIS AMENDMENT TO THE PELOTON INTERACTIVE, INC. 2019 EQUITY INCENTIVE PLAN (this “Amendment”) is made and adopted by Peloton Interactive, Inc., a Delaware corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Plan (as defined below).

RECITALS

WHEREAS, the Company maintains the Peloton Interactive, Inc. 2019 Equity Incentive Plan (as amended from time to time, the “Plan”);

WHEREAS, pursuant to Section 25 of the Plan, the Plan may be amended by the Board of Directors of the Company (the “Board”) at any time, subject to the terms of the Plan; and

WHEREAS, the Board has adopted this Amendment, subject to approval by the stockholders of the Company within twelve months following the date of such action.

NOW, THEREFORE, in consideration of the foregoing, the Company hereby amends the Plan as follows, subject to approval by the stockholders of the Company within twelve months following the date of Board adoption of this Amendment:

1.  Section 2.1 of the Plan is hereby amended and restated in its entirety to read as follows:

“2.1  Number of Shares Available. Subject to Section 2.4, Section 2.6 and Section 21 and any other applicable provisions hereof, the total number of Shares reserved and available for grant and issuance pursuant to this Plan is 161,701,446 Shares, plus (a) any reserved shares not issued or subject to outstanding grants under the Company’s 2015 Stock Plan (the “Prior Plan”) on the Effective Date, (b) shares that are subject to stock options or other awards granted under the Prior Plan that cease to be subject to such stock options or other awards by forfeiture or otherwise after the Effective Date, (c) shares issued under the Prior Plan before or after the Effective Date pursuant to the exercise of stock options that are, after the Effective Date, forfeited, (d) shares issued under the Prior Plan that are repurchased by the Company at the original issue price and (e) shares that are subject to stock options or other awards under the Prior Plan that are used to pay the exercise price of an option or withheld to satisfy the tax withholding obligations related to any award. Any of the Company’s Class B common stock that becomes available for grant pursuant this Section 2.1 will be issued only as Shares.”

2.  The first sentence of Section 24 of the Plan is hereby amended and restated in its entirety to read as follows.

“Unless earlier terminated as provided herein, this Plan will become effective on the Effective Date and will terminate on October 24, 2033.”

2023 PROXY STATEMENT	|	B-1

                    ANNEX B: AMENDMENT TO THE PELOTON INTERACTIVE, INC. 2019 EQUITY INCENTIVE PLAN

3.  This Amendment shall be and is hereby incorporated in and forms a part of the Plan; provided that the Amendment shall be subject to approval by the stockholders of the Company within twelve months following the date on which the Board adopts this Amendment.

4.  Except as expressly provided herein, all other terms and provisions of the Plan shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, I hereby certify that this Amendment was duly adopted by the Board of Directors of Peloton Interactive, Inc. on October 24, 2023 and was approved by the stockholders of Peloton Interactive, Inc. on December 7, 2023.

Peloton Interactive, Inc.

By:
[ ]
[ ]

Date:

B-2	|	2023 PROXY STATEMENT

© Peloton 2012–2023, Peloton Interactive, Inc. All rights reserved.

SCAN TO VIEW MATERIALS & VOTE PELOTON INTERACTIVE, INC. 441 NINTH AVENUE, SIXTH FLOOR NEW YORK, NEW YORK 10001 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting—Go to www.virtualshareholdermeeting.com/PTON2023 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge Financial Solutions, Inc. 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V24572-P97125 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY PELOTON INTERACTIVE, INC. The Board of Directors recommends you vote FOR all of the following nominees: 1. Election of Directors Nominees: 01) Barry McCarthy 02) Angel Mendez 03) Pamela Thomas-Graham For All Withhold All Except For All To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. For Against Abstain The Board of Directors recommends you vote FOR the following proposals: 2. Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending June 30, 2024. 3. Approval of an amendment to the Peloton Interactive, Inc. 2019 Equity Incentive Plan. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no such direction is made, this proxy will be voted FOR the election of the nominees for the board of directors listed in proposal 1 and FOR proposals 2 and 3. If any other matters properly come before the meeting, the person named in this proxy will vote in his or her discretion. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V24573-P97125 PELOTON INTERACTIVE, INC. ANNUAL MEETING OF STOCKHOLDERS DECEMBER 7, 2023 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) Barry McCarthy, Elizabeth F. Coddington, and Tammy Albarrán, or each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A Common Stock and Class B Common Stock of Peloton Interactive, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m., Eastern Time on Thursday, December 7, 2023, virtually via live webcast at www.virtualshareholdermeeting.com/PTON2023, and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2 AND 3. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. CONTINUED AND TO BE SIGNED ON REVERSE SIDE